                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                               September 19, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus.

                             Asset Allocation Fund
                             Blue Chip Growth Fund
                           Capital Conservation Fund
                                Core Equity Fund
                           Government Securities Fund
                              Growth & Income Fund
                              Health Sciences Fund
                              Income & Growth Fund
                            Inflation Protected Fund
                          International Equities Fund
                       International Government Bond Fund
                          International Growth I Fund
                             Large Cap Growth Fund
                           Large Capital Growth Fund
                               Mid Cap Index Fund
        Mid Cap Strategic Growth Fund (formerly Mid Capital Growth Fund)
                              Money Market I Fund
                            Nasdaq-100(R) Index Fund
                           Science & Technology Fund
                                 Small Cap Fund
                              Small Cap Index Fund
                             Social Awareness Fund
                                Stock Index Fund
                                   Value Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     4
ABOUT THE FUNDS.............................................     4
FUND FACT SHEETS............................................     5
  Asset Allocation Fund.....................................     5
  Blue Chip Growth Fund.....................................     7
  Capital Conservation Fund.................................     9
  Core Equity Fund..........................................    11
  Government Securities Fund................................    13
  Growth & Income Fund......................................    14
  Health Sciences Fund......................................    15
  Income & Growth Fund......................................    18
  Inflation Protected Fund..................................    20
  International Equities Fund...............................    23
  International Government Bond Fund........................    25
  International Growth I Fund...............................    27
  Large Cap Growth Fund.....................................    30
  Large Capital Growth Fund.................................    32
  Mid Cap Index Fund........................................    34
  Mid Cap Strategic Growth Fund.............................    36
  Money Market I Fund.......................................    38
  Nasdaq-100 Index Fund.....................................    39
  Science & Technology Fund.................................    42
  Small Cap Fund............................................    45
  Small Cap Index Fund......................................    47
  Social Awareness Fund.....................................    49
  Stock Index Fund..........................................    51
  Value Fund................................................    53
EXPENSE SUMMARY.............................................    55
INVESTMENT GLOSSARY.........................................    57
  American Depositary Receipts..............................    57
  Asset-Backed Securities...................................    57
  Derivatives...............................................    57
  Diversification...........................................    57
  Equity Securities.........................................    57
  Exchange Traded Funds.....................................    57
  Fixed Income Securities...................................    57
  Foreign Currency..........................................    58
  Foreign Securities........................................    58
  Illiquid Securities.......................................    58
  Lending Portfolio Securities..............................    59
  Loan Participations.......................................    59
  Money Market Securities...................................    59
  Mortgage-Related Securities...............................    59
  Repurchase Agreements.....................................    60
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    60
  Temporary Defensive Investment Strategy...................    60
  When-Issued Securities....................................    60

TOPIC                                                          PAGE
-----                                                          ----
ABOUT PORTFOLIO TURNOVER....................................    60
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    61
  Investment Adviser........................................    61
  Investment Sub-Advisers...................................    61
     AIG Global Investment Corp. ...........................    62
     AIG SunAmerica Asset Management Corp. .................    63
     AIM Capital Management, Inc. ..........................    63
     American Century Global Investment Management, Inc. ...    64
     American Century Investment Management, Inc. ..........    64
     Brazos Capital Management, LP..........................    64
     Franklin Portfolio Associates, LLC ....................    65
     Massachusetts Financial Services Company...............    65
     Morgan Stanley Investment Management Inc. d/b/a Van
      Kampen................................................    65
     OppenheimerFunds, Inc. ................................    65
     RCM Capital Management LLC.............................    65
     T. Rowe Price Associates, Inc. ........................    65
     WM Advisors, Inc. .....................................    66
     Wellington Management Company, LLP.....................    66
  Legal Proceedings.........................................    67
  How VALIC is Paid for its Services........................    67
ACCOUNT INFORMATION.........................................    68
  Series Company Shares.....................................    68
  Buying and Selling Shares.................................    68
  Frequent or Short-term Trading............................    68
  Selective Disclosure of Portfolio Holdings................    69
  How Shares are Valued.....................................    69
  Dividends and Capital Gains...............................    69
  Tax Consequences..........................................    69
FINANCIAL HIGHLIGHTS........................................    70
INTERESTED IN LEARNING MORE.................................    83

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.


All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

ASSET ALLOCATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

INVESTMENT STRATEGY
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund's investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index's performance, the Fund tries to perform better than a blend of three market sectors measured by:

-  the Standard & Poor's ("S&P") 500(R) Index;

-  the Lehman Brothers Aggregate Bond Index; and

- the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Rate ("30 Day CD Rate")

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund's assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund's assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         55%
Intermediate and long-term bonds                           35%
High quality money market securities                       10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting stocks of primarily large capitalization companies that the sub-adviser believes may participate in the growth of the nation's economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

As of May 31, 2005, the Fund's assets were invested as follows:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         56%
Intermediate and long-term bonds                           34%
High quality money market securities                       10%*

------------
* After taking the contract value of futures positions into consideration.

The Fund may invest up to 20% of net assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. or BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index, a blended index and the components of such blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            24.79%
1996                                            11.09%
1997                                            22.62%
1998                                            18.37%
1999                                            11.76%
2000                                            (2.50)%
2001                                            (4.21)%
2002                                            (9.36)%
2003                                            19.67%
2004                                             8.49%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 0.00%.

Best quarter:  11.29%, quarter ending June 30, 1997

Worst quarter:  -7.81%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index, a blended index and each of its components. The blended index consists of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the 30 Day CD Rate (10%), for the periods shown. The percentages of each index included in the blended index may differ from the percentages their respective asset classes represent in the Fund's investment portfolio.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004            1 YEAR    5 YEARS    10 YEARS
-----------------------            ------    -------    --------
The Fund                            8.49%      1.91%      9.47%
S&P 500(R) Index                   10.88%     -2.30%     12.07%
Blended Index                       7.62%      1.94%      9.98%
Lehman Bros. Agg. Bond Index        4.34%      7.71%      7.72%
30 Day CD Rate                      0.93%      2.19%      3.43%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

BLUE CHIP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. "Net assets" will take into account borrowing for investment purposes. These companies are firms that, in the sub-adviser's view, are well-established in their industries and have the potential for above-average earnings growth, which may include companies in the technology sector. The sub-adviser focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The sub-adviser's investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.

The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (14.26)%
2002                                            (24.31)%
2003                                             29.47%
2004                                              8.94%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.53%.

Best quarter:  15.24%, quarter ending June 30, 2003

Worst quarter:  -16.91%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                  1 YEAR     (11/1/2000)
-----------------------                  ------   ---------------
The Fund                                  8.94%        -3.71%
S&P 500(R) Index                         10.88%        -2.33%
-----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

CAPITAL CONSERVATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

INVESTMENT STRATEGY
The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund's earning potential, the sub-adviser may use a small part of the Fund's assets to make some higher risk investments, as described herein.

The Fund invests at least 75% of the Fund's total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. Investment grade bonds are bonds that are rated at least Baa by Moody's Investor Services, Inc. or another rating organization. See the Statement of Additional Information for a detailed description of the ratings.

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks.

The Fund may invest up to 20% of total assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. and BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                             20.78%
1996                                              1.76%
1997                                              8.57%
1998                                              7.38%
1999                                             (0.42)%
2000                                              9.19%
2001                                              7.78%
2002                                              8.93%
2003                                              4.12%
2004                                              3.98%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 2.11%.

Best quarter:  6.91%, quarter ending June 30, 1995

Worst quarter:  -3.10%, quarter ending March 31, 1996

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              3.98%    6.78%     7.07%
Lehman Bros. Agg. Bond Index          4.34%    7.71%     7.72%
----------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

CORE EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
WM Advisors, Inc. ("WMA")
Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

INVESTMENT STRATEGY
The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stocks. "Net assets" will take into account borrowing for investment purposes.

The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.

- Top Down Sector Analysis. The sub-advisers analyze the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

- Bottom Up Security Selection. Bottom up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers' assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.

CORE EQUITY FUND
--------------------------------------------------------------------------------

Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management assumed sub-advisory duties September 1, 1999. WMA was added as a co-sub-adviser effective January 1, 2002.

                                  (BAR CHART)

1995                                             47.86%
1996                                             19.37%
1997                                             21.00%
1998                                             18.14%
1999                                              7.39%
2000                                             (6.29)%
2001                                            (15.27)%
2002                                            (22.13)%
2003                                             26.79%
2004                                              8.04%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -0.02%.

Best quarter:  27.67%, quarter ending December 31, 1998

Worst quarter:  -20.82%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              8.04%   -3.27%      8.66%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

GOVERNMENT SECURITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT STRATEGY
The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities. "Net assets" will take into account borrowing for investment purposes. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may also invest in asset-backed securities, high quality corporate debt securities and high quality domestic money market securities. The Fund may also invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars. All percentages are calculated at the time of purchase. The Fund may invest up to 5% of net assets in credit default swaps.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            17.48%
1996                                             1.91%
1997                                             8.91%
1998                                             8.96%
1999                                            (2.78)%
2000                                            12.90%
2001                                             6.78%
2002                                            12.03%
2003                                             1.15%
2004                                             3.44%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 2.85%.

Best quarter:  6.54%, quarter ending September 30, 2002

Worst quarter:  -2.90%, quarter ending June 30, 2004

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Government Bond Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              3.44%    7.16%     6.92%
Lehman Bros. Govt. Bond Index         3.48%    7.48%     7.46%
----------------------------------------------------------------

The Lehman Brothers Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

GROWTH & INCOME FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT STRATEGY
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. We use a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The portfolio will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. VALIC assumed management of the Fund effective February 22, 1999. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                             31.86%
1996                                             23.32%
1997                                             23.83%
1998                                             14.56%
1999                                             22.83%
2000                                            (10.86)%
2001                                            (10.08)%
2002                                            (21.52)%
2003                                             22.66%
2004                                             10.72%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.09%.

Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  -15.68%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.72%   -3.10%      9.24%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

HEALTH SCIENCES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). "Net assets" will take into account borrowing for investment purposes. While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and medium-capitalization companies.

The Fund's sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of any one company could impact a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: Since this Fund is concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund's share price include:

-  increased competition within the health care industry;

-  changes in legislation or government regulations;

-  reductions in government funding;

-  product liability or other litigation;

-  the obsolescence of popular products; and

-  changes in investor perception regarding the sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and S&P 500 Healthcare Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (8.18)%
2002                                           (27.64)%
2003                                            36.99%
2004                                            15.39%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -2.89%.

Best quarter:  20.84%, quarter ending June 30, 2001

Worst quarter:  -24.27%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and S&P 500 Healthcare Index for the periods shown.
------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR      (11/1/2000)
-----------------------                 ------    ---------------
The Fund                                15.39%          1.24%
S&P 500(R) Index                        10.88%         -2.33%
S&P 500 Healthcare Index                 1.68%         -2.60%
-----------------------------------------------------------------

Effective September 19, 2005, the S&P Healthcare Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The S&P Global Industry Classification Standard Health Care Sector

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The second regroups companies primarily involved in the research, development, production and marketing or pharmaceuticals and biotechnology products.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INCOME & GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund's sub-adviser utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the sub-adviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the sub-adviser uses, the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer to build a portfolio of stocks from the ranking described above, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the Fund that will be greater than that of the S&P 500(R) Index.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, the sub-adviser intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity equivalent securities, foreign securities, short-term securities and non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risks of these types of investments.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index, the S&P 500(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------



Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (8.37)%
2002                                           (19.58)%
2003                                            29.21%
2004                                            12.81%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 0.36%.

Best quarter:  16.25%, quarter ending June 30, 2003

Worst quarter:  -17.09%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                12.81%        1.25%
S&P 500(R) Index                        10.88%       -0.77%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INFLATION PROTECTED FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure.

INVESTMENT STRATEGY
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. "Net assets" will take into account borrowing for investment purposes.

Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security's principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers ("CPI-U") with respect to domestic issuers. Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds ("TIPS"), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

The Fund's share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.

The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poors Ratings Services, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated C or higher by Moody's or CC or higher by S&P or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities provided such investments in derivative instruments are consistent with the Fund's investment policy. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving possible increases in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Call Risk: During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. In the event a bond is called, the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

INFLATION PROTECTED FUND
--------------------------------------------------------------------------------

Derivatives Risk: Investment in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.

Liquidity Risk: The market for inflation protected fixed income securities is relatively new and is still developing. For this reason, the market may at times, have relatively low trading volume, which could result in lower liquidity and increased volatility.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities. When interest rates rise, the value of fixed income securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Fund paid.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

Non-Mortgage Asset-Backed Securities Risk: Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivable may be insufficient to support the payments on the securities.

Risks of Indexing Methodology: There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the Untied States. If the market perceives that the adjustment mechanism of an inflation-indexed security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

INFLATION PROTECTED FUND
--------------------------------------------------------------------------------

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance information is not available, since this is a new Fund. The Fund's inception date was December 20, 2004.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowing for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%
2003                                             29.64%
2004                                             17.86%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.26%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             17.86%   -4.35%     4.04%
EAFE Index                           20.25%   -1.13%     5.62%
----------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

INTERNATIONAL GOVERNMENT BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

INVESTMENT STRATEGY
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a "non-diversified" investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. "Net assets" will take into account borrowing for investment purposes. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.

The Fund will use a blend of the JP Morgan Government Bond Index Plus and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. in the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of its benchmark index as well as the components of such benchmark, the JPMorgan Government Bond Index Plus and the JPMorgan Emerging Markets Bond Index Plus. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                             18.81%
1996                                              4.40%
1997                                             (4.84)%
1998                                             17.10%
1999                                             (5.95)%
2000                                             (3.86)%
2001                                             (1.88)%
2002                                             17.38%
2003                                             19.41%
2004                                             10.64%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.17%.

Best quarter:  13.39%, quarter ending March 31, 1995

Worst quarter:  -5.92%, quarter ending March 31, 1997

This table compares the Fund's average annual returns to the returns of the blended index and each of its components. The blended index consists of the JP Morgan Government Bond Index Plus (GBI+) (70%) and the JP Morgan Emerging Markets Bond Index Plus (EMBI+) (30%).

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.64%    7.91%      6.64%
GBI+                                 10.80%    9.28%      8.07%
EMBI+                                11.77%   13.55%     15.06%
Blended Index                        11.14%   10.70%     10.48%
----------------------------------------------------------------

GBI+ measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues. EMBI+ tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

INTERNATIONAL GROWTH I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC


INVESTMENT SUB-ADVISERS

American Century Global Investment Management, Inc.   ("American Century")
A I M Capital Management, Inc. ("AIM")
Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

INVESTMENT STRATEGIES
Each of the Fund's sub-advisers uses a proprietary investment strategy that they developed to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser's investment strategy uses a bottom-up approach to stock selection. This means that the sub-advisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. The Fund will usually purchase equity securities of foreign companies. Equity securities include common stock, preferred stock and equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts.

Generally, their strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the sub-advisers believe that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The sub-advisers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund may also invest a portion of its assets in forward currency exchange contracts, short-term securities, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities.

Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund's assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.

In determining whether a company is foreign, the sub-advisers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund's assets will be invested primarily in at least three developed countries (excluding the United States).

The Fund may also invest up to 20% of its net assets in the securities of emerging market (non-developed) countries. Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/or economic conditions.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets growth it will be able to experience significant improvement in performance by investing in IPOs. The Fund's investments may include securities traded in the over-the-counter markets.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and corresponding greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East ("EAFE") Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

As of June 20, 2005, AIM and MFS became sub-advisers to the Fund. American Century manages approximately 50% of the Fund's assets and AIM and MFS each manage approximately 25% of the Fund's assets. The percentage of the Fund's assets that each sub-adviser manages may, at VALIC's discretion, change from time-to-time.


                         (BAR CHART)

2001                                           (26.03)%
2002                                           (18.28)%
2003                                            25.42%
2004                                            15.61%

---------------

For the year-to-date through June 30, 2005, the Funds return was -1.70%.

Best quarter:  16.07%, quarter ending June 30, 2003

Worst quarter:  -18.92%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                15.61%       -3.39%
EAFE Index                              20.25%        2.59%
----------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

LARGE CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY
The Fund pursues long-term growth by normally investing at least 80% of its net assets in common stocks of well-established, high-quality growth companies. "Net assets" will take into account borrowing for investment purposes. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and Russell 1000(R) Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, Founders Asset Management LLC was the sub-adviser of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                  (BAR CHART)

2001                                         (23.19)%
2002                                         (28.13)%
2003                                           26.09%
2004                                            5.29%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -3.14%.

Best quarter:  13.51%, quarter ending December 31, 2001

Worst quarter:  -21.74%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and Russell 1000(R) Growth Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                 5.29%       -9.81%
S&P 500(R) Index                        10.88%       -0.77%
Russell 1000(R) Growth Index             6.30%       -8.27%
----------------------------------------------------------------

Effective September 19, 2005, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

LARGE CAPITAL GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
A I M Capital Management, Inc. ("AIM")
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.

INVESTMENT STRATEGY
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. "Net assets" will take into account borrowing for investment purposes. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. As of June 24, 2005, the Russell 1000 Index had a total market capitalization range of approximately $1.8 billion to $386.9 billion. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund's sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM and SAAMCo each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stock can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in share price declines.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or

LARGE CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance information is not available, since this is a new Fund. The Fund's inception date is December 20, 2004.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)

1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%
2002                                             (14.90)%
2003                                             35.12%
2004                                             16.05%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 3.69%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             16.05%    9.03%     15.72%
S&P MidCap 400(R) Index              16.48%    9.54%     16.10%
----------------------------------------------------------------

The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MID CAP STRATEGIC GROWTH FUND
(FORMERLY MID CAPITAL GROWTH FUND)
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Morgan Stanley Investment Management Inc. d/b/a Van
  Kampen ("Van Kampen")
Brazos Capital Management, LP ("Brazos Capital")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies.

The sub-advisers' process follows a flexible investment program in seeking to achieve the Fund's investment objective. The sub-advisers focus on companies they believe have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the sub-advisers study company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid cap companies. "Net assets" will take into account borrowing for investment purposes. A company is considered to be a mid cap company if, at the time of purchase, the company has a market capitalization
(1) between $1.0 billion and $12 billion or (2) within the range of companies represented in the Russell Mid Cap Growth Index (the "Mid Cap Index"). The market capitalization of companies in the Mid Cap Index will fluctuate with changes in market conditions and the composition of the Mid Cap Index. As of July 31, 2005, the market capitalization range of the Mid Cap Index was approximately between $950 million and $15.2 billion.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPO's. There is no guarantee that as assets of the Fund grow the Fund will be able to experience significant improvement in performance by investing in IPO's. The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

Van Kampen and Brazos Capital each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public

MID CAP STRATEGIC GROWTH FUND
(FORMERLY MID CAPITAL GROWTH FUND)
--------------------------------------------------------------------------------

companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance information is not available since this is a new Fund. The Fund's inception date is December 20, 2004.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%
2003                                              0.60%
2004                                              0.80%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 1.07%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             0.80%     2.44%     3.78%
30 Day CD Rate                       0.93%     2.19%     3.43%
----------------------------------------------------------------

NASDAQ-100(R) INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund's net assets in companies that are listed in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

2001                                            (32.48)%
2002                                            (38.26)%
2003                                             49.28%
2004                                             10.05%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -8.10%.

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the Nasdaq-100(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR     (10/1/2000)
-----------------------                 ------   ---------------
The Fund                                10.05%       -16.95%
Nasdaq-100(R) Index                     10.75%       -16.82%
----------------------------------------------------------------

The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.

More about the Nasdaq-100(R) Index: To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100(R) Index to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100(R) Index which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100(R) Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
RCM Capital Management LLC ("RCM")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology. "Net assets" will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials;

- defense and aerospace;

- nanotechnology;

- energy equipment and services; and

- electronic manufacturing services.

Stock selection generally reflects a growth approach based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings ("IPOs"), and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country. All percentages are calculated as of the time of purchase.

The Fund has the ability to invest in short positions of exchange traded funds ("ETFs") and in short positions of individual securities, in aggregate, up to 10% of total assets.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and S&P 500 Information Technology. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

RCM assumed co-sub-advisory duties effective September 19, 2005.

                                  (BAR CHART)

1995                                            61.66%
1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%
2002                                           (40.21)%
2003                                            51.47%
2004                                             0.79%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -3.59%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and S&P 500 Information Technology for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004       1 YEAR   5 YEARS     (4/29/1994)
-----------------------       ------   -------   ---------------
The Fund                       0.79%   -18.77%        6.67%
S&P 500(R) Index              10.88%    -2.30%       12.07%
S&P 500 Information
  Technology                   2.56%   -16.17%       13.02%
----------------------------------------------------------------

Effective September 19, 2005, the S&P 500 Information Technology Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The S&P Global Industry Classification Standard Information Technology Sector covers the following general areas: firstly, Technology Software & Services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SMALL CAP FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
American Century Investment Management, Inc. ("American Century")
Franklin Portfolio Associates, LLC ("Franklin Portfolio")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of net assets in stocks of small companies. "Net assets" will take into account borrowing for investment purposes. A company is considered a "small" company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000(R) Index or the S&P SmallCap 600(R) Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Russell 2000(R) and S&P SmallCap 600(R) Indices are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000(R) and S&P SmallCap 600(R) Indices are subject to change. If the companies in which the Fund invests are successful, these companies may grow into medium- and large-cap companies. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.

Stock selection may reflect a growth or a value investment approach or a combination of both. For example, if a company's price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock is one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The portfolio investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% of total assets in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may also purchase futures and options, in keeping with Fund objectives.

In pursuing its investment objective, each of the Fund's sub-advisers has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public

SMALL CAP FUND
--------------------------------------------------------------------------------

companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Founders Asset Management, LLC was a co-sub-adviser of the Fund. American Century and Franklin Portfolio assumed sub-advisory duties effective June 21, 2004.

                                  (BAR CHART)

2001                                            (5.01)%
2002                                            (23.38)%
2003                                            36.39%
2004                                            19.01%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -0.18%.

Best quarter:  22.61%, quarter ending December 31, 2001

Worst quarter:  -21.46%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the aforementioned indices for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                19.01%        3.12%
Russell 2000(R) Index                   18.33%        9.30%
----------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 24, 2005, the average market capitalization was approximately $664.9 million. The largest company had an approximate market capitalization of $1.8 billion.

SMALL CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            27.66%
1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%
2002                                           (20.82)%
2003                                            46.46%
2004                                            17.89%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.38%.

Best quarter:  23.21%, quarter ending June 30, 2003

Worst quarter:  -21.41%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.

------------------------------------------------------------------
AS OF DECEMBER 31, 2004               1 YEAR    5 YEARS   10 YEARS
-----------------------               ------    -------   --------
The Fund                              17.89%     6.14%     11.32%
Russell 2000(R) Index                 18.33%     6.61%     11.54%
------------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 24, 2005, the average market capitalization was approximately $665 million. The largest company had an approximate market capitalization of $1.8 billion.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

SOCIAL AWARENESS FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The Fund will typically invest in stocks of large capitalization companies.

The Fund does not invest in companies that are significantly engaged:

-  in the production of nuclear energy;

-  in the manufacture of military weapons or delivery systems;

-  in the manufacture of alcoholic beverages or tobacco products;

-  in the operation of gambling casinos;

- in business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighed 33%, emissions 34% and spills 33% (superfund, not included);

- in labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

- in significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of U.S. companies meeting the Fund's social criteria. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.

To find out which companies meet the Fund's social criteria, we rely on industry classifications, research services such as the Investor Responsibility Research Center (IRRC), and special magazines and papers that publish this type of information.

Since the Fund's definition of social criteria is not "fundamental," the Series Company's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Social Criteria Risk: If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            38.96%
1996                                            23.99%
1997                                            33.85%
1998                                            27.30%
1999                                            18.64%
2000                                           (10.37)%
2001                                           (11.38)%
2002                                           (23.44)%
2003                                            28.45%
2004                                            10.59%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.16%.

Best quarter:  21.20%, quarter ending December 31, 1998

Worst quarter:  -17.06%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.59%   -2.88%     11.65%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

STOCK INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%
2003                                            28.20%
2004                                            10.51%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.00%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.51%   -2.64%     11.75%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
OppenheimerFunds, Inc. ("Oppenheimer")

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

INVESTMENT STRATEGY
The Fund invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the sub-adviser believes are currently undervalued by the market. The sub-adviser looks for companies undergoing positive change, though these companies may have experienced adverse business developments. If the sub-adviser is correct and other investors recognize the value of the company, the price of the stock may rise.

The sub-adviser will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In addition to the common stocks described above, the Fund may invest in preferred stocks, convertible securities and debt instruments, securities of foreign issuers (up to 25%) and exchange traded funds.

The Fund may engage in transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else. The sub-adviser may use derivatives both for hedging and non-hedging purposes.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Market Risk: As with all equity funds, the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Value Style Risk: Companies the sub-adviser believes are undergoing positive change and whose stock is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser's assessment of a company's prospectus is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value the sub-adviser has placed on it.

VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and Russell 1000 Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Putnam Investment Management, LLC was the sub-adviser to the Fund. Oppenheimer assumed sub-advisory duties effective June 21, 2004.

                                  (BAR CHART)

2002                                            (19.57)%
2003                                             25.98%
2004                                             16.30%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 1.79%.

Best quarter:  17.65%, quarter ending June 30, 2003

Worst quarter:  -18.19%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and the Russell 1000(R) Value Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/31/2001)
-----------------------                 ------   ---------------
The Fund                                16.30%        5.62%
S&P 500(R) Index                        10.88%        3.58%
Russell 1000 Value Index                16.49%        8.57%
----------------------------------------------------------------

Effective September 19, 2005, the Russell 1000 Value Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                 ASSET        BLUE CHIP       CAPITAL          CORE        GOVERNMENT   GROWTH &     HEALTH
                               ALLOCATION     GROWTH(1)    CONSERVATION    EQUITY(1)(3)    SECURITIES   INCOME(1)   SCIENCES
                              ------------   -----------   -------------   -------------   ----------   ---------   --------
Management Fees.............     0.50%          0.80%          0.50%           0.77%         0.50%        0.75%      1.00%
Other Expenses..............     0.15%          0.30%          0.20%           0.13%         0.16%        0.15%      0.17%
Total Fund Operating
  Expenses..................     0.65%          1.10%          0.70%           0.90%         0.66%        0.90%      1.17%
Expense Reimbursement.......     0.00%          0.00%          0.00%           0.05%         0.00%        0.05%      0.00%
Net Expenses................     0.65%          1.10%(2)       0.70%           0.85%(2)      0.66%        0.85%      1.17%(2)

                              INCOME &
                              GROWTH(1)
                              ---------
Management Fees.............    0.77%
Other Expenses..............    0.14%
Total Fund Operating
  Expenses..................    0.91%
Expense Reimbursement.......    0.08%
Net Expenses................    0.83%

                                                             INTERNATIONAL   INTERNATIONAL                     LARGE
                               INFLATION     INTERNATIONAL    GOVERNMENT        GROWTH        LARGE CAP       CAPITAL      MID CAP
                              PROTECTED(1)     EQUITIES          BOND           I(1)(3)      GROWTH(1)(3)   GROWTH(1)(3)    INDEX
                              ------------   -------------   -------------   -------------   ------------   ------------   -------
Management Fees.............     0.50%           0.35%           0.50%           0.93%          0.87%          0.69%        0.28%
Other Expenses..............     1.77%           0.32%           0.19%           0.33%          0.13%          1.98%        0.12%
Total Fund Operating
  Expenses..................     2.27%           0.67%           0.69%           1.26%          1.00%          2.67%        0.40%
Expense Reimbursement.......     1.62%           0.00%           0.00%           0.25%          0.10%          1.87%        0.00%
Net Expenses................     0.65%           0.67%           0.69%           1.01%          0.90%          0.80%        0.40%

                               MID CAP
                              STRATEGIC
                              GROWTH(1)
                              ---------
Management Fees.............    0.70%
Other Expenses..............    1.98%
Total Fund Operating
  Expenses..................    2.68%
Expense Reimbursement.......    1.83%
Net Expenses................    0.85%

                                 MONEY         NASDAQ-
                                 MARKET        100(R)        SCIENCE &         SMALL       SMALL CAP    SOCIAL      STOCK
                                I(1)(3)         INDEX      TECHNOLOGY(3)     CAP(1)(3)       INDEX     AWARENESS    INDEX
                              ------------   -----------   -------------   -------------   ---------   ---------   -------
Management Fees.............     0.50%          0.40%          0.87%           0.89%         0.33%       0.50%      0.26%
Other Expenses..............     0.11%          0.25%          0.13%           0.15%         0.13%       0.13%      0.12%
Total Fund Operating
  Expenses..................     0.61%          0.65%          1.00%           1.04%         0.46%       0.63%      0.38%
Expense Reimbursement.......     0.06%          0.00%          0.00%           0.09%         0.00%       0.00%      0.00%
Net Expenses................     0.55%          0.65%          1.00%(2)        0.95%         0.46%       0.63%      0.38%


                              VALUE(1)
                              --------
Management Fees.............   0.78%
Other Expenses..............   0.61%
Total Fund Operating
  Expenses..................   1.39%
Expense Reimbursement.......   0.09%
Net Expenses................   1.30%

---------------

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

(2) Through a commission recapture program a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be 1.09%, 0.84%, 1.16% and 1.02% for the Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund and the Science & Technology Fund, respectively.

(3) The Fund's Management Fees were reduced effective October 1, 2005. Prior to October 1, 2005, the Annual Fund Operating Expenses for the Funds were as follows:

                                                   CORE    INTERNATIONAL   LARGE CAPITAL   SCIENCE &    SMALL
                                                  EQUITY     GROWTH I         GROWTH       TECHNOLOGY    CAP
                                                  ------   -------------   -------------   ----------   -----
Management Fees.................................  0.80%        0.96%           0.75%         0.90%      0.90%
Other Expenses..................................  0.13%        0.33%           1.98%         0.13%      0.15%
Total Fund Expenses.............................  0.93%        1.29%           2.73%         1.03%      1.05%
Expense Reimbursement...........................  0.08%        0.28%           1.88%         0.00%      0.10%
Net Expenses....................................  0.85%        1.01%           0.85%         1.03%      0.95%

   The Fund's expense limitation was reduced effective October 1, 2005. Prior to October 1, 2005, the Fund's net expenses were as follows: Large Cap Growth, 0.96%; Large Capital Growth, 0.85%; and Money Market I, 0.56%.

--------------------------------------------------------------------------------

   EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Asset Allocation............................................   $ 66      $208      $  362      $  810
Blue Chip Growth............................................   $112      $350      $  606      $1,340
Capital Conservation........................................   $ 72      $224      $  390      $  871
Core Equity.................................................   $ 87      $282      $  494      $1,103
Government Securities.......................................   $ 67      $211      $  368      $  822
Growth & Income.............................................   $ 87      $282      $  494      $1,103
Health Sciences.............................................   $119      $372      $  644      $1,420
Income & Growth.............................................   $ 85      $282      $  496      $1,112
Inflation Protected.........................................   $ 66      $553      $1,067      $2,479
International Equities......................................   $ 68      $214      $  373      $  835
International Government Bond...............................   $ 70      $221      $  384      $  859
International Growth I......................................   $103      $575      $  668      $1,501
Large Cap Growth............................................   $ 92      $308      $  543      $1,216
Large Capital Growth........................................   $ 82      $651      $1,247      $2,864
Mid Cap Index...............................................   $ 41      $128      $  224      $  505
Mid Cap Strategic Growth....................................   $ 87      $658      $1,256      $2,877
Money Market I..............................................   $ 56      $189      $  334      $  756
Nasdaq-100(R) Index.........................................   $ 66      $208      $  362      $  810
Science & Technology........................................   $102      $318      $  552      $1,225
Small Cap...................................................   $ 97      $322      $  565      $1,263
Small Cap Index.............................................   $ 47      $148      $  258      $  579
Social Awareness............................................   $ 64      $202      $  351      $  786
Stock Index.................................................   $ 39      $122      $  213      $  480
Value.......................................................   $132      $431      $  752      $1,661

The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, Inflation Protected Fund, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

--------------------------------------------------------------------------------

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB- by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time

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deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain
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tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

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ABOUT THE SERIES COMPANY'S MANAGEMENT
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INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

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THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AIG SUNAMERICA ASSET MANAGEMENT CORP.
A I M CAPITAL MANAGEMENT, INC.
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
BRAZOS CAPITAL MANAGEMENT, LP
FRANKLIN PORTFOLIO ASSOCIATES, LLC

MASSACHUSETTS FINANCIAL SERVICES COMPANY

OPPENHEIMERFUNDS, INC.
RCM CAPITAL MANAGEMENT LLC
T. ROWE PRICE ASSOCIATES, INC.
VAN KAMPEN
WM ADVISORS, INC.
WELLINGTON MANAGEMENT COMPANY, LLP

Asset Allocation Fund
Capital Conservation Fund
Government Securities Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Nasdaq-100(R) Index Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
70 Pine Street, New York, New York 10270

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2005, AIGGIG managed approximately $493 billion, of which approximately $421 billion relates to AIG affiliates and $72 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Asset Allocation Fund are made by a team including James O. Kurtz (Team Coordinator), Greg Braun, Timothy Campion, Raphael Davis, Michael Kelly, Thomas Reeg and Robert Simmons. Mr. Kurtz joined AIGGIG with the acquisition of American General Investment Management ("AGIM") in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIGGIG. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIGGIG's traditional and enhanced equity products. Prior to AIGGIG, Mr. Kurtz worked at Sears Investment Management Co. (SIMCO), the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Greg Braun joined AIGGIG with the acquisition of AGIM in 2001. Mr. Braun is responsible for co-management of high-yield mutual funds and CBOs. He was previously group head for cyclical industry research and responsible for research in industrial credits such as home construction, packaging and paper. Prior to joining AGIM in 1996, he worked at Principal Mutual Life Insurance Company in its private placements department with three years in Principal Mutual's workout group and three years in its industrial group's private placement organization. Timothy Campion joined AIGGIG in 1999. He is a Portfolio Manager responsible for enhanced index products. Prior to joining AIGGIG, Mr. Campion spent three years in Boston at Mellon Trust in the Mutual Fund group. Raphael Davis is responsible for trading and portfolio management of AIG's $17 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIGGIG with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM's MBS, asset-backed securities, and money-market portfolios. Prior to joining AGIM, Mr. Davis was a Portfolio Sales Specialist at the Resolution Trust Corporation where he analyzed and traded various agency and whole-loan mortgage securities, as well as high-yield fixed income, money-market securities and equities. Michael Kelly joined AIGGIG in 1999. He is a Managing Director and Head of U.S. Equities and the lead Portfolio Manager for both U.S. large-cap value and growth equities. Prior to joining AIGGIG, Mr. Kelly spent 15 years with JP Morgan Investment Management. Thomas Reeg joined AIGGIG in 2002 and is responsible for co-management of high yield mutual fund portfolios. He also coordinates research in the gaming sector. Prior to joining AIGGIG, Mr. Reeg was a senior research analyst covering telecommunications, casino, lodging and leisure sectors at Bank One Capital Markets. Robert Simmons joined AIGGIG in 2003. He is a Vice President and Head of U.S. Equity Research and the analyst covering U.S. Financials. Prior to joining AIGGIG, he spent nine years at ARK Asset Management.

Investment decisions for the Capital Conservation Fund are made by a team including Greg Braun, Raphael Davis, Thomas Reeg and Robert Vanden Assem. Please see above for biographies for Messrs. Braun, Davis and Reeg. Robert Vanden Assem joined AIGGIG in 2001 and is responsible for the portfolio management of AIGGIG's high grade total rate of return portfolio, collateralized debt obligations (CDOs) and affiliated accounts. Prior to joining AIGGIG, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets.

Investment decisions for the Government Securities Fund are made by a team including Raphael Davis and Robert Vanden Assem. Investment decisions for the Inflation Protected Fund are made by Robert Vanden Assem. Please see above for biographies for Messrs. Davis and Vanden Assem.

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Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Lan Cai joined AIGGIG in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing enhanced index portfolios through merger and acquisition related risk arbitrage. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Prior to joining AIGGIG, Ms. Cai was Director of Financial Product Research and Development at the Chicago Mercantile Exchange beginning in 1996. Shinichi Haneda joined AIGGIG with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. He joined Chiyoda Life in 1998. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIGGIG. John P. Toohey is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIGGIC Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife. Please see above for biographies of Messrs. Campion and Kurtz.

Investment decisions for the International Government Bond Fund are made by a team including Anthony King and Rajeev Mittal. Anthony King joined AIGGIG in 2000 and is a Vice President and Senior Investment Manager responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIGGIG, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King's financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. Rajeev Mittal joined AIGGIG in 1992 and is Head of Emerging Market Debt. Mr. Mittal is responsible for all aspects of portfolio management for the emerging market debt strategies.

Investment decisions for the Mid Cap Index, Nasdaq-100 Index and Small Cap Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.

Investment decisions for the Stock Index Fund are made by a team including James
O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Robert Simmons and John
P. Toohey. Please see above for biographies of each of the team members.

Investment decisions for the Social Awareness Fund are made by a team including Magali Azema-Barac, Lan Cai, Timothy Campion, Michael Kelly and Robert Simmons. Magali Azema-Barac joined AIGGIG in 2001 as Vice President and as the lead portfolio manager for AIGGIG's quantitative equity portfolios. From September 1999 she was Vice President and Head of Equity at AGIM. Please see above for biographies of each of the team members.

Growth & Income Fund
Large Cap Growth Fund
Large Capital Growth Fund
Money Market I Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2005, SAAMCo managed, advised and/or administered more than $42 billion in assets.

The Large Cap Growth Fund and the Large Capital Growth Fund is managed by a team supervised by Francis D. Gannon. The Growth & Income Fund is managed by Mr. Gannon and Steven A. Neimeth. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SAAMCo as a portfolio manager in April 2004. Prior to joining SAAMCo, Mr. Neimeth was a portfolio manager of The Nueberger Berman Large-Cap Value Fund since 2003. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

International Growth I Fund
Large Capital Growth Fund

A I M CAPITAL MANAGEMENT, INC. ("AIM")
11 Greenway Plaza, Suite 100, Houston, Texas 77046

AIM has acted as an investment adviser since its organization in 1986. AIM, together with its affiliates, advises or manages over 200 investment funds, including the Fund, encompassing a broad range of investment objectives. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC London, England. Total net assets under the management of AIM and its affiliates was approximately $29 billion as of June 30, 2005.

Approximately 50% of the assets of the Large Capital Growth Fund are managed by AIM which uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the portion of the Fund's portfolio allocated to AIM are Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Kelling and Shoss have each been associated with AIM and/or its affiliates since 1995.

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They are assisted by the AIM Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

Effective June 20, 2005, approximately 25% of the assets of the International Growth I Fund is managed by AIM, which uses a team approach to investment management.

Members of the investment team for the International Growth I Fund include Clas
G. Olson (lead manager with respect to Europe and Canada investments), Senior Portfolio Manager; Jason T. Holzer (co-lead manager), Senior Portfolio Manager; Barrett K. Sides, Senior Portfolio Manager; Shuxin (Steve) Cao, Portfolio Manager; and Matthew W. Dennis, CFA, Portfolio Manager. Mr. Olson joined AIM in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. Mr. Holzer joined AIM in 1996 as a senior analyst and assumed his present duties in 1999. Mr. Sides joined AIM in 1990 as portfolio administrator and was promoted to his current position in 1993. Mr. Cao joined AIM in 1997 as an international equity analyst with a focus on Asia (Ex-Japan) until assuming his present duties in 1999. Mr. Dennis joined AIM in 2000 as a senior portfolio analyst until assuming his current duties in 2003. Prior thereto, he was a member of ABN AMRO's global equity strategy desk.

The lead managers generally have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which the lead managers may perform these functions and the nature of these functions may change from time to time. The team is assisted by AIM's Asia Pacific/Latin America and Europe/Canada Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the fund but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

Income & Growth Fund
International Growth I Fund
Small Cap Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AND AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. (COLLECTIVELY, "AMERICAN CENTURY")
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $98 billion in assets under management as of June 30, 2005.

The daily management of the Income & Growth Fund is directed by the following team of portfolio managers: Kurt Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990 and also has managed the quantitative equity research effort. He became a portfolio manager in March 1998. John Schniedwind, Chief Investment Officer -- Quantitative Equity, joined American Century in 1982 and also supervises other portfolio management teams. He became a portfolio manager in June 1997. Zili Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995. He became a portfolio manager in 2002. He also manages the quantitative research team.

The daily management of the International Growth Fund I is directed by the following team of portfolio managers: Michael M. Perelstein, Vice President and Senior Portfolio Manager, joined American Century in October 2004. Prior to joining American Century, he was chief investment officer and managing partner with Ellis Island Partners LLC from May 2002 to October 2004 and executive vice president and head of international equities with Schroder Investment Management from January 1997 to May 2002. Keith Creveling, Vice President and Portfolio Manager, joined American Century in October 1999 and became a portfolio manager in April 2002.

The daily management of the Small Cap Fund is directed by the following team of portfolio managers: William Martin, Senior Vice President and Senior Portfolio Manager joined American Century in 1989 and became a portfolio manager in April 1991. Thomas P. Vaiana, Portfolio Manager joined American Century in February 1997 and became a portfolio manager in August 2000. Wilhelmine von Turk, Vice President and Portfolio Manager, joined American Century in November 1995 and became a portfolio manager in February 2000.

Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund's investment objective and strategy.

Mid Cap Strategic Growth Fund

BRAZOS CAPITAL MANAGEMENT, LP ("BRAZOS CAPITAL")
5949 Sherry Lane, Suite 1600, Dallas, Texas 75225

Brazos Capital is an SEC registered investment adviser whose principal place of business is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and is an indirect majority-owned subsidiary of AIG. Brazos Capital has provided investment management services to institutional clients since 1983. As of June 30, 2005, Brazos Capital had approximately $429 million in assets under management.

Approximately 50% of the assets of the Mid Cap Strategic Growth Fund are managed by a team of seven portfolio managers.


The team members are Michael S. Allocco, Jamie Cuellar, CFA, Andre Gatien, CFA, Tom Musick, CFA, Eivind Olsen, CFA and Wayne Willems, CFA. Mr. Allocco joined Brazos as a

--------------------------------------------------------------------------------


Portfolio Manager in 2003 and has ten years industry experience. Mr. Cuellar joined Brazos in 2000 and has eleven years industry experience. Mr. Gatien joined Brazos in 2000 and has twelve years industry experience. Mr. Musick joined Brazos in 1983 and has twenty-one years experience. Mr. Olsen joined Brazos in 1998 and has nine years industry experience. Mr. Willems joined Brazos in 1983 and has thirty-four years industry experience.


Small Cap Fund

FRANKLIN PORTFOLIO ASSOCIATES, LLC ("FRANKLIN PORTFOLIO")
One Boston Place, 29th Floor, Boston, Massachusetts 02108

Franklin Portfolio has been managing assets on behalf of institutional clients since 1982. As of June 30, 2005, Franklin Portfolio had approximately $28.6 billion in assets under management. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation and has no affiliation to Franklin/Templeton Group of Funds or Franklin Resources, Inc. A team of investment professionals at Franklin Portfolio, led by John S. Cone, its Chief Executive Officer and President, will be involved in the investment management of the portion of the assets of the Small Cap Fund allocated to Franklin. Mr. Cone, a Portfolio Manager, has been with Franklin since its inception in 1982.

International Growth I Fund

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
500 Boylston Street, Boston, MA 02116

MFS is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. As of June 30, 2005, MFS had approximately $150 billion in assets under management. Effective June 20, 2005, MFS will manage approximately 25% of the assets of the International Growth I Fund using a team of portfolio managers. The team is comprised of David
R. Mannheim and Marcus Smith, each a Senior Vice President of MFS. Mr. Mannheim has been employed with MFS since 1988. Mr. Smith has been employed with MFS since 1994. They will have joint responsibility for making day-to-day investment decisions on behalf of MFS' portion of the Fund's assets.

Value Fund

OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")
Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008

Oppenheimer has been an investment adviser since 1960. As of June 30, 2005, Oppenheimer and its subsidiaries and controlled affiliates managed more than $180 billion in assets including Oppenheimer funds with more than 7 million shareholders.

Day-to-day responsibility for managing the Value Fund is directed by Christopher Leavy. Mr. Leavy is the head of Oppenheimer's Value Equity Investment Team is a Senior Vice President and Portfolio Manager for Oppenheimer and its Value Fund. Mr. Leavy also co-manages other Oppenheimer funds. Before joining Oppenheimer in 2000, Mr. Leavy was a Vice President and Portfolio Manager at Morgan Stanley Dean Witter (from 1997).

Science & Technology Fund

RCM CAPITAL MANAGEMENT, LLC ("RCM")
4 Embarcadero Center
San Francisco, California 94111

RCM is an indirect wholly owned subsidiary of Allianz Global Investors ("AGI"). In turn, AGI is owned by Allianz AG. As of June 30, 2005, RCM had approximately $20.3 billion in total assets under management and advice.

The Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM's technology area and has extensive experience in managing technology portfolios. Huachen Chen, Senior Portfolio Manager, joined RCM in 1985 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.

Small Cap Fund
Blue Chip Growth Fund
Health Sciences Fund
Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation's leading no-load fund managers. As of June 30, 2005, T. Rowe Price and its affiliates had $244.8 billion in assets under management.

The Science & Technology Fund is managed by an investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He also is chairman of the investment advisory committees for the T. Rowe Price Science & Technology Fund and the T. Rowe Price Developing Technologies Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.

T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment

--------------------------------------------------------------------------------

advisory committee, chaired by Gregory A. McCrickard, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. McCrickard has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1991.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993.

The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Dr. Jenner was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998.

Mid Cap Strategic Growth Fund

VAN KAMPEN
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses -- securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. As of June 30 ,2005, Van Kampen, together with its affiliated asset management companies, had approximately $417.6 billion in assets under management.

Approximately 50% of the assets of the Mid Cap Strategic Growth Fund is managed by the U.S. Growth Team. The U.S. Growth Team is led by Dennis Lynch, David Cohen, Alexander Norton and Sam Chainani, CFA. Mr. Lynch, Managing Director, has been with Van Kampen since 1997 and has 11 years of investment experience. Mr. Cohen, Managing Director, has been with Van Kampen since 1993 and has 18 years of investment experience. Mr. Norton, Vice President, has been with Van Kampen since 1999 and has 6 years of investment experience. Mr. Chainani, Executive Director, has been with Van Kampen since 1996 and has 5 years of investment experience.

Core Equity Fund

WM ADVISORS, INC.
1201 Third Avenue, Seattle, Washington 98101

WM Advisors, Inc. has been in the business of investment management since 1944. It is an indirect wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company. As of June 30, 2005, WM Advisors, Inc. had $24.3 billion in assets under management.

Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager, manages that portion of Core Equity Fund for which WM Advisors, Inc. is responsible. Mr. Spencer has been employed by WM Advisors, Inc. and has managed several mutual funds since September 1999.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109

Since September 1, 1999, Wellington Management has been a sub-adviser for Core Equity. Wellington Management is a limited liability partnership owned entirely by 86 partners. As of June 30, 2005, Wellington Management managed approximately $484 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals. The firm and its affiliates have offices in Boston, Chicago, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.

Matthew E. Megargel, CFA, a Senior Vice President of Wellington Management, has served as portfolio manager of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001. Mr. Megargel joined the firm as an investment professional in 1983. Jeffrey L. Kripke, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001). Maya
K. Bittar, CFA, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since 1999. Michael D. Rodier, a Vice President of Wellington Management, joined the firm in 1982 and has been an investment professional since 1984. Mr. Rodier has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of VALIC, AIGGIC, SAAMCo and Brazos Capital. AIGGIC, SAAMCo and Brazos Capital serve as subadvisers to several of the Funds. Neither VALIC, AIGGIC, SAAMCo, Brazos Capital or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC, AIGGIC, SAAMCo or Brazos Capital or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, AIGGIC, SAAMCo and Brazos Capital will need to obtain permission from the Securities and Exchange Commission to continue to serve the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2005.

                                         ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
FUND NAME                                DAILY NET ASSETS)
---------                           ---------------------------
Asset Allocation Fund                          0.50%
Blue Chip Growth Fund                          0.80%
Capital Conservation Fund                      0.50%
Core Equity Fund                               0.80%
Government Securities Fund                     0.50%
Growth & Income Fund                           0.75%
Health Sciences Fund                           1.00%
Income & Growth Fund                           0.77%
Inflation Protected Fund                       0.50%
International Equities Fund                    0.35%
International Government Bond Fund             0.50%
International Growth I Fund                    0.96%
Large Cap Growth Fund                          0.87%
Large Capital Growth Fund                      0.75%
Mid Cap Index Fund                             0.28%
Mid Cap Strategic Growth Fund                  0.70%
Money Market I Fund                            0.50%
Nasdaq-100(R) Index Fund                       0.40%
Science & Technology Fund                      0.90%
Small Cap Fund                                 0.90%
Small Cap Index Fund                           0.33%
Social Awareness Fund                          0.50%
Stock Index Fund                               0.26%
Value Fund                                     0.78%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to Plans and separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Plans or insurance companies' separate accounts might be required to withdraw their investments in one or more Funds. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or Plan, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund's junk bond holdings. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer,

--------------------------------------------------------------------------------

including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Series Company's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily and paid monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005           2004           2003         2002         2001
                                                              --------       --------       --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  12.12       $  11.21       $  11.35     $  12.71     $  14.68
                                                              ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.27(d)        0.17(d)        0.25(d)      0.33         0.43
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.61           1.07          (0.12)       (1.03)       (0.79)
                                                              ----------------------------------------------------------------
  Total income (loss) from investment operations                  0.88           1.24           0.13        (0.70)       (0.36)
                                                              ----------------------------------------------------------------
Distributions from:
  Investment income                                              (0.27)         (0.19)         (0.26)       (0.33)       (0.43)
  Realized gain on securities                                    (0.45)         (0.14)         (0.01)       (0.33)       (1.18)
                                                              ----------------------------------------------------------------
  Total distributions                                            (0.72)         (0.33)         (0.27)       (0.66)       (1.61)
                                                              ----------------------------------------------------------------
Net asset value at end of period                              $  12.28       $  12.12       $  11.21     $  11.35     $  12.71
                                                              ----------------------------------------------------------------
TOTAL RETURN(a)                                                   7.31%         11.08%(e)       1.28%(e)    (5.57)%      (2.46)%
                                                              ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.65%          0.68%          0.72%        0.64%        0.58%
Ratio of expenses to average net assets(c                         0.65%          0.68%          0.72%        0.64%        0.58%
Ratio of expense reductions to average net assets                   --             --             --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       2.18%          1.47%          2.36%        2.71%        3.10%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.18%          1.47%          2.36%          --           --
Portfolio turnover rate                                            104%            75%           112%          71%         112%
Number of shares outstanding at end of period (000's)           15,256         15,869         14,704       15,944       16,388
Net assets at end of period (000's)                           $187,309       $192,301       $164,757     $180,925     $208,369

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.
(e) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED MAY 31,                NOVEMBER 1, 2000*
                                                              -------------------------------------------          TO
                                                               2005        2004        2003        2002       MAY 31, 2001
                                                              -------     -------     -------     -------   -----------------
PER SHARE DATA
Net asset value at beginning of period                        $  7.89     $  6.79     $  7.26     $  8.57        $ 10.00
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.04(e)    (0.00)(e)   (0.01)(e)   (0.01)          0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.42        1.10       (0.46)      (1.29)         (1.43)
                                                              ---------------------------------------------------------------
  Total income (loss) from investment operations                 0.46        1.10       (0.47)      (1.30)         (1.41)
                                                              ---------------------------------------------------------------
Distributions from:
  Investment income                                             (0.03)         --          --       (0.01)         (0.02)
  Realized gain on securities                                      --          --          --          --             --
                                                              ---------------------------------------------------------------
  Total distributions                                           (0.03)         --          --       (0.01)         (0.02)
                                                              ---------------------------------------------------------------
Net asset value at end of period                              $  8.32     $  7.89     $  6.79     $  7.26        $  8.57
                                                              ---------------------------------------------------------------
TOTAL RETURN(a)                                                  5.81%      16.20%      (6.47)%    (15.22)%       (14.14)%
                                                              ---------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.08%       1.07%       1.24%       1.15%          0.88%(b)
Ratio of expenses to average net assets(d)                       1.10%       1.07%       1.24%       1.15%          0.88%(b)
Ratio of expense reductions to average net assets                0.01%       0.01%       0.03%       0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.47%      (0.02)%     (0.19)%     (0.17)%         0.31%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.45%      (0.02)%     (0.19)%        --             --
Portfolio turnover rate                                            42%         30%         44%         39%            70%
Number of shares outstanding at end of period (000's)           5,847       5,116       3,495       2,763          1,702
Net assets at end of period (000's)                           $48,638     $40,369     $23,728     $20,063        $14,592

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED MAY 31,
                                                              ---------------------------------------------------------
                                                               2005        2004          2003        2002        2001
                                                              -------     -------       -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.53     $ 10.04       $  9.38     $  9.34     $  8.78
                                                              ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.37(e)     0.28(e)       0.36(e)     0.52        0.58
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.19       (0.37)         0.68        0.04        0.56
                                                              ---------------------------------------------------------
  Total income (loss) from investment operations                 0.56       (0.09)         1.04        0.56        1.14
                                                              ---------------------------------------------------------
Distributions from:
  Investment income                                             (0.38)      (0.31)        (0.38)      (0.52)      (0.58)
  Realized gain on securities                                   (0.05)      (0.11)           --          --          --
                                                              ---------------------------------------------------------
  Total distributions                                           (0.43)      (0.42)        (0.38)      (0.52)      (0.58)
                                                              ---------------------------------------------------------
Net asset value at end of period                              $  9.66     $  9.53       $ 10.04     $  9.38     $  9.34
                                                              ---------------------------------------------------------
TOTAL RETURN(a)                                                  5.99%      (0.82)%(f)    11.31%       6.12%      13.35%
                                                              ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.70%       0.68%         0.70%       0.65%       0.58%
Ratio of expenses to average net assets(d)                       0.70%       0.68%         0.70%       0.65%       0.58%
Ratio of expense reductions to average net assets                  --          --            --          --          --
Ratio of net investment income (loss) to average net
  assets(c)                                                      3.83%       2.89%         3.77%       5.50%       6.35%
Ratio of net investment income (loss) to average net
  assets(d)                                                      3.83%       2.89%         3.77%         --          --
Portfolio turnover rate                                           198%        171%          218%        132%        418%
Number of shares outstanding at end of period (000's)           8,997       8,167         8,954       7,440       6,058
Net assets at end of period (000's)                           $86,903     $77,836       $89,866     $69,785     $56,560

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

CORE EQUITY FUND
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                              --------------------------------------------------------------
                                                                2005          2004          2003         2002         2001
                                                              --------      --------      --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  11.77      $  10.12      $  11.10     $  13.36     $  23.31
                                                                   ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(d)       0.10(d)       0.11(d)      0.07         0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.60          1.65         (0.98)       (2.26)       (2.54)
                                                                   ---------------------------------------------------------
  Total income (loss) from investment operations                  0.76          1.75         (0.87)       (2.19)       (2.50)
                                                                   ---------------------------------------------------------
Distributions from:
  Investment income                                              (0.16)        (0.10)        (0.11)       (0.07)       (0.04)
  Realized gain on securities                                       --            --            --           --        (7.41)
                                                                   ---------------------------------------------------------
  Total distributions                                            (0.16)        (0.10)        (0.11)       (0.07)       (7.45)
                                                                   ---------------------------------------------------------
Net asset value at end of period                              $  12.37      $  11.77      $  10.12     $  11.10     $  13.36
                                                                   ---------------------------------------------------------
TOTAL RETURN(a)                                                   6.48%        17.36%        (7.79)%     (16.43)%     (11.62)%
                                                                   ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.85%         0.85%         0.85%        0.84%        0.86%
Ratio of expenses to average net assets(c)                        0.93%         0.95%         0.97%        0.93%        0.88%
Ratio of expense reductions to average net assets                 0.01%         0.01%         0.05%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.30%         0.88%         1.08%        0.55%        0.24%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.22%         0.79%         0.96%          --           --
Portfolio turnover rate                                             31%           28%           25%          64%          71%
Number of shares outstanding at end of period (000's)           43,687        51,118        55,358       61,675       68,430
Net assets at end of period (000's)                           $540,620      $601,756      $560,038     $684,642     $913,980

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED MAY 31,
                                                             --------------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
                                                             --------       --------       --------       --------       --------
PER SHARE DATA
Net asset value at beginning of period                       $   9.82          11.24       $  10.37       $  10.07       $   9.51
                                                              -------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.31(d)        0.27(d)        0.38(d)        0.51           0.58
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       0.33          (0.65)          0.95           0.30           0.56
                                                              -------------------------------------------------------------------
  Total income (loss) from investment operations                 0.64          (0.38)          1.33           0.81           1.14
                                                              -------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.32)         (0.29)         (0.39)         (0.51)         (0.58)
  Realized gain on securities                                      --          (0.75)         (0.07)            --             --
                                                              -------------------------------------------------------------------
  Total distributions                                           (0.32)         (1.04)         (0.46)         (0.51)         (0.58)
                                                              -------------------------------------------------------------------
Net asset value at end of period                             $  10.14       $   9.82       $  11.24       $  10.37       $  10.07
                                                              -------------------------------------------------------------------
TOTAL RETURN(a)                                                  6.54(e)       (3.40)%        12.99%          8.17%         12.23%
                                                              -------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.66%          0.65%          0.66%          0.63%          0.58%
Ratio of expenses to average net assets(c)                       0.66%          0.65%          0.66%          0.63%          0.58%
Ratio of expense reductions to average net assets                  --             --             --             --             --
Ratio of net investment income (loss) to average net
  assets(b)                                                      3.03%          2.59%          3.54%          4.89%          5.83%
Ratio of net investment income (loss) to average net
  assets(c)                                                      3.03%          2.59%          3.54%            --             --
Portfolio turnover rate                                           216%           169%           201%            89%            84%
Number of shares outstanding at end of period (000's)          13,361         14,904         17,836         12,993         11.873
Net assets at end of period (000's)                          $135,549       $146,347       $200,412       $134,726       $119,514

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.
(e) The Funds performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  12.87     $  11.32     $  12.87     $  14.84     $  21.04
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.19(e)      0.07(e)      0.09(e)      0.08         0.11
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.15         1.55        (1.55)       (1.75)       (2.39)
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.34         1.62        (1.46)       (1.67)       (2.28)
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.19)       (0.07)       (0.09)       (0.09)       (0.11)
  Realized gain on securities                                       --           --           --        (0.21)       (3.81)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.19)       (0.07)       (0.09)       (0.30)       (3.92)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  14.02     $  12.87     $  11.32     $  12.87     $  14.84
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                  10.47%       14.33%      (11.31)%     (11.36)%     (10.91)%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.85%        0.85%        0.85%        0.85%        0.82%
Ratio of expenses to average net assets(d)                        0.90%        0.89%        0.91%        0.87%        0.83%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.41%        0.55%        0.82%        0.59%        0.62%
Ratio of net investment income (loss) to average net
  assets(d)                                                       1.35%        0.51%        0.76%          --           --
Portfolio turnover rate                                             74%         168%          97%         110%          65%
Number of shares outstanding at end of period (000's)           12,102       13,963       15,402       17,145       18,026
Net assets at end of period (000's)                           $169,724     $179,737     $174,359     $220,745     $267,487

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                                         YEAR ENDED MAY 31,                     NOVEMBER 1, 2000*
                                                         ---------------------------------------------------           TO
                                                           2005           2004          2003          2002        MAY 31, 2001
                                                         --------       --------       -------       -------    -----------------
PER SHARE DATA
Net asset value at beginning of period                   $  10.06       $   7.98       $  7.76       $  8.93         $ 10.00
                                                         ------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                              (0.08)(e)      (0.07)(e)     (0.05)(e)     (0.04)           0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                      (0.02)          2.15          0.27         (1.13)          (1.07)
                                                         ------------------------------------------------------------------------
  Total income (loss) from investment operations            (0.10)          2.08          0.22         (1.17)          (1.06)
                                                         ------------------------------------------------------------------------
Distributions from:
  Investment income                                            --             --            --            --           (0.01)
  Realized gain on securities                               (0.47)            --            --            --              --
                                                         ------------------------------------------------------------------------
  Total distributions                                       (0.47)            --            --            --           (0.01)
                                                         ------------------------------------------------------------------------
Net asset value at end of period                         $   9.49       $  10.06       $  7.98       $  7.76         $  8.93
                                                         ------------------------------------------------------------------------
TOTAL RETURN(a)                                             (1.23)%        26.07%         2.84%(f)    (13.10)%        (10.60)%
                                                         ------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                   1.17%          1.15%         1.24%         1.22%           1.08%(b)
Ratio of expenses to average net assets(d)                   1.17%          1.15%         1.24%         1.22%           1.08%(b)
Ratio of expense reductions to average net assets            0.01%          0.03%         0.03%         0.00%           0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                 (0.80)%        (0.77)%       (0.75)%       (0.65)%         (0.03)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                 (0.80)%        (0.77)%       (0.75)%          --              --
Portfolio turnover rate                                        49%            41%           48%           70%            158%
Number of shares outstanding at end of period (000's)      15,856         15,312         9,732         7,029           2,684
Net assets at end of period (000's)                      $150,541       $154,050       $77,673       $54,514         $23,965

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------

                                                                         YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                           -----------------------------------------------             TO
                                                             2005         2004         2003         2002          MAY 31, 2001
                                                           --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                         9.07     $   7.73     $   8.51     $   9.61          $  10.00
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 0.20(e)      0.13(e)      0.11(e)      0.08              0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                     0.80         1.34        (0.79)       (1.10)            (0.40)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations               1.00         1.47        (0.68)       (1.02)            (0.36)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                           (0.20)       (0.13)       (0.10)       (0.08)            (0.03)
  Realized gain on securities                                    --           --           --           --                --
                                                           ----------------------------------------------------------------------
  Total distributions                                         (0.20)       (0.13)       (0.10)       (0.08)            (0.03)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $   9.87     $   9.07     $   7.73     $   8.51          $   9.61
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                               11.07%       19.16%       (7.87)%     (10.58)%           (3.60)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                     0.83%        0.83%        0.83%        0.83%             0.83%(b)
Ratio of expenses to average net assets(d)                     0.91%        0.91%        0.93%        0.93%             0.87%(b)
Ratio of expense reductions to average net assets                --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                    2.05%        1.50%        1.47%        0.91%             0.79%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                    1.97%        1.43%        1.37%          --                --
Portfolio turnover rate                                          72%          71%          64%          65%               72%
Number of shares outstanding at end of period (000's)        23,445       25,344       26,008       27,664            27,197
Net assets at end of period (000's)                        $231,351     $229,928     $200,919     $235,508          $261,303

INFLATION PROTECTED FUND
--------------------------------------------------------------------------------

                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                             $ 10.00
                                                              -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                        0.20(e)
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                                1.10
                                                              -----------------
  Total income (loss) from investment operations                      0.30
                                                              -----------------
Distributions from:
  Investment income                                                  (0.13)
  Realized gain on securities                                           --
                                                              -----------------
  Total distributions                                                (0.13)
                                                              -----------------
Net asset value at end of period                                   $ 10.17
                                                              -----------------
TOTAL RETURN(a)                                                       3.00%
                                                              -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.65%(b)
Ratio of expenses to average net assets(d)                            2.27%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                           4.67%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                           3.05%(b)
Portfolio turnover rate                                                 39%
Number of shares outstanding at end of period (000's)                1,069
Net assets at end of period (000's)                                $10,873

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                             2004        2003         2002         2001
                                                                2005       --------     -------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   6.80     $   5.50     $  6.67     $   8.78     $  12.55
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(d)      0.12(d)     0.09(d)      0.09         0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.73         1.29       (1.20)       (1.07)       (2.46)
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  0.89         1.41       (1.11)       (0.98)       (2.34)
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.11)      (0.06)       (0.16)       (0.09)
  Realized gain on securities                                       --           --          --        (0.97)       (1.34)
                                                              -----------------------------------------------------------
  Total distributions                                            (0.13)       (0.11)      (0.06)       (1.13)       (1.43)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $   7.56     $   6.80     $  5.50     $   6.67     $   8.78
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                  13.10%(e)    25.78%     (16.64)%     (10.66)%     (19.59)%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expenses to average net assets(c)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expense reductions to average net assets                   --           --          --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       2.17%        1.96%       1.71%        1.16%        1.08%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.17%        1.96%       1.71%          --           --
Portfolio turnover rate                                             68%          12%          0%          45%          45%
Number of shares outstanding at end of period (000's)           65,340       29,964      16,491       15,226       13,501
Net assets at end of period (000's)                           $493,945     $203,768     $90,680     $101,562     $118,524

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                             2004         2003         2002        2001
                                                                2005       --------     --------     --------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  13.40     $  13.83     $  11.04     $  10.10     $ 10.88
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.50(d)      0.55(d)      0.05(d)      0.54        0.43
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.08        (0.25)        2.81         0.49       (0.91)
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  1.58         0.30         2.86         1.03       (0.48)
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.76)       (0.52)          --           --       (0.26)
  Realized gain on securities                                    (1.18)       (0.21)       (0.07)       (0.09)      (0.04)
                                                              -----------------------------------------------------------
  Total distributions                                            (1.94)       (0.73)       (0.07)       (0.09)      (0.30)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $  13.04     $  13.40     $  13.83     $  11.04     $ 10.10
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                  12.30%        2.10%       25.96%       10.23%      (4.47)%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.69%        0.72%        0.77%        0.73%       0.58%
Ratio of expenses to average net assets(c)                        0.69%        0.72%        0.77%        0.73%       0.58%
Ratio of expense reductions to average net assets                   --           --           --           --          --
Ratio of net investment income (loss) to average net
  assets(b)                                                       3.77%        3.95%        4.81%        5.71%       3.82%
Ratio of net investment income (loss) to average net
  assets(c)                                                       3.77%        3.95%        4.81%          --          --
Portfolio turnover rate                                            136%         119%          70%         110%         72%
Number of shares outstanding at end of period (000's)           11,362       10,753       11,386        9,242       9,898
Net assets at end of period (000's)                           $148,171     $144,083     $157,478     $102,053     $99,977

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.
(e) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

                                                                        YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                          -----------------------------------------------             TO
                                                            2005         2004         2003         2002          MAY 31, 2001
                                                          --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                    $   7.38     $   6.07     $   7.25     $   8.31          $  10.00
                                                          ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                0.08(e)      0.06(e)      0.08(e)      0.05              0.05
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                    0.69         1.31        (1.15)       (1.09)            (1.70)
                                                          ----------------------------------------------------------------------
  Total income (loss) from investment operations              0.77         1.37        (1.07)       (1.04)            (1.65)
                                                          ----------------------------------------------------------------------
Distributions from:
  Investment income                                          (0.08)       (0.06)       (0.11)       (0.02)            (0.04)
  Realized gain on securities                                   --           --           --           --                --
                                                          ----------------------------------------------------------------------
  Total distributions                                        (0.08)       (0.06)       (0.11)       (0.02)            (0.04)
                                                          ----------------------------------------------------------------------
Net asset value at end of period                          $   8.07     $   7.38     $   6.07     $   7.25          $   8.31
                                                          ----------------------------------------------------------------------
TOTAL RETURN(a)                                              10.46%       22.57%      (14.76)%     (12.56)%           (3.60)%
                                                          ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                    1.03%        1.06%        1.06%        1.06%             1.06%(b)
Ratio of expenses to average net assets(d)                    1.29%        1.28%        1.36%        1.33%             1.10%(b)
Ratio of expense reductions to average net assets               --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                   0.99%        0.83%        1.25%        0.67%             0.99%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                   0.73%        0.61%        0.95%          --                --
Portfolio turnover rate                                         94%         164%         192%         205%              183%
Number of shares outstanding at end of period (000's)       46,352       52,010       56,825       60,441            64,151
Net assets at end of period (000's)                       $374,189     $383,924     $345,213     $438,474          $533,368

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                        YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                          -----------------------------------------------             TO
                                                            2005         2004         2003         2002          MAY 31, 2001
                                                          --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                    $   6.23     $   5.45     $   6.20     $   7.43          $  10.00
                                                          ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                0.03(e)     (0.00)(e)     0.00(e)     (0.01)            (0.01)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                    0.16         0.78        (0.75)       (1.22)            (2.56)
                                                          ----------------------------------------------------------------------
  Total income (loss) from investment operations              0.19         0.78        (0.75)       (1.23)            (2.57)
                                                          ----------------------------------------------------------------------
Distributions from:
  Investment income                                          (0.03)          --           --           --                --
  Realized gain on securities                                   --           --           --           --                --
                                                          ----------------------------------------------------------------------
  Total distributions                                        (0.03)          --           --           --                --
                                                          ----------------------------------------------------------------------
Net asset value at end of period                          $   6.39     $   6.23     $   5.45     $   6.20          $   7.43
                                                          ----------------------------------------------------------------------
TOTAL RETURN(a)                                               3.12%       14.31%      (12.04)%     (16.55)%          (25.70)%
                                                          ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                    0.98%        1.06%        1.06%        1.05%             1.06%(b)
Ratio of expenses to average net assets(d)                    1.00%        1.08%        1.10%        1.15%             1.10%(b)
Ratio of expense reductions to average net assets               --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                   0.55%       (0.07)%       0.05%       (0.13)%           (0.27)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                   0.53%       (0.09)%       0.01%          --                --
Portfolio turnover rate                                        132%         141%          86%         150%               94%
Number of shares outstanding at end of period (000's)       57,197       69,559       78,170       83,752            84,055
Net assets at end of period (000's)                       $365,292     $433,278     $426,061     $519,129          $624,700

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

LARGE CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                              $10.00
                                                               -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                        0.01(e)
  Net realized and unrealized gain (loss) on securities and
    foreign currencies                                               (0.16)
                                                               -----------------
  Total income (loss) from investment operations                     (0.15)
                                                               -----------------
Distributions from:
  Investment income                                                   0.00
  Realized gain on securities                                           --
                                                               -----------------
  Total distributions                                                 0.00
                                                               -----------------
Net asset value at end of period                                    $ 9.85
                                                               -----------------
TOTAL RETURN(a)                                                      (1.49)%
                                                               -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.85%(b)
Ratio of expenses to average net assets(d)                            2.73%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                           0.29%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (1.59)%(b)
Portfolio turnover rate                                                 45%
Number of shares outstanding at end of period (000's)                1,000
Net assets at end of period (000's)                                 $9,849

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                         ------------------------------------------------------------------------
                                                            2005          2004          2003          2002             2001
                                                         ----------    ----------    ----------    ----------    ----------------
PER SHARE DATA
Net asset value at beginning of period                   $    19.41    $    15.62    $    18.01    $    19.82       $    23.73
                                                            ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 0.19(e)       0.14(e)       0.11(e)       0.13             0.19
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                  2.42          3.94         (1.88)         0.16             1.74
                                                            ---------------------------------------------------------------------
  Total income (loss) from investment operations               2.61          4.08         (1.77)         0.29             1.93
                                                            ---------------------------------------------------------------------
Distributions from:
  Investment income                                           (0.19)        (0.15)        (0.10)        (0.14)           (0.19)
  Realized gain on securities                                 (0.37)        (0.14)        (0.52)        (1.96)           (5.65)
                                                            ---------------------------------------------------------------------
  Total distributions                                         (0.56)        (0.29)        (0.62)        (2.10)           (5.84)
                                                            ---------------------------------------------------------------------
Net asset value at end of period                         $    21.46    $    19.41    $    15.62    $    18.01       $    19.82
                                                            ---------------------------------------------------------------------
TOTAL RETURN(a)                                               13.50%        26.22%        (9.50)%        2.03%           10.11%
                                                            ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expenses to average net assets(d)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expense reductions to average net assets                --            --            --            --               --
Ratio of net investment income (loss) to average net
  assets(c)                                                    0.95%         0.80%         0.77%         0.74%            0.84%
Ratio of net investment income (loss) to average net
  assets(d)                                                    0.95%         0.80%         0.77%           --               --
Portfolio turnover rate                                          14%           11%           10%           17%              34%
Number of shares outstanding at end of period (000's)        89,704        80,118        70,135        64,086           52,860
Net assets at end of period (000's)                      $1,925,334    $1,554,815    $1,095,294    $1,154,008       $1,047,680

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

MID CAP STRATEGIC GROWTH FUND (FORMERLY MID CAPITAL GROWTH FUND)
--------------------------------------------------------------------------------

                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                              $10.00
                                                              -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                       (0.02)(e)
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                               (0.01)
                                                              -----------------
  Total income (loss) from investment operations                     (0.03)
                                                              -----------------
Distributions from:
  Investment income                                                   0.00
  Realized gain on securities                                           --
                                                              -----------------
  Total distributions                                                 0.00
                                                              -----------------
Net asset value at end of period                                    $ 9.97
                                                              -----------------
TOTAL RETURN(a)                                                      (0.28)%
                                                              -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.85%(b)
Ratio of expenses to average net assets(d)                            2.68%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                          (0.37)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (2.20)%(b)
Portfolio turnover rate                                                 72%
Number of shares outstanding at end of period (000's)                1,000
Net assets at end of period (000's)                                 $9,976

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
                                                              --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(e)       0.01(e)       0.01(e)       0.02          0.06
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                              --            --            --            --            --
                                                              ----------------------------------------------------------------
  Total income (loss) from investment operations                  0.01          0.01          0.01          0.02          0.06
                                                              ----------------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
  Realized gain on securities                                       --            --            --            --            --
                                                              ----------------------------------------------------------------
  Total distributions                                            (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
                                                              ----------------------------------------------------------------
Net asset value at end of period                              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ----------------------------------------------------------------
TOTAL RETURN(a)                                                   1.46%         0.51%         1.00%         2.14%         5.77%
                                                              ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.57%         0.60%         0.59%         0.60%         0.57%
Ratio of expenses to average net assets(d)                        0.61%         0.64%         0.64%         0.62%         0.58%
Ratio of expense reductions to average net assets                   --            --            --            --            --
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.43%         0.51%         1.01%         2.07%         5.59%
Ratio of net investment income (loss) to average net
  assets(d)                                                       1.40%         0.47%         0.96%           --            --
Portfolio turnover rate                                            N/A           N/A           N/A           N/A           N/A
Number of shares outstanding at end of period (000's)          407,934       453,707       524,446       734,135       579,507
Net assets at end of period (000's)                           $407,933      $453,707      $524,446      $734,135      $579,507

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED MAY 31,                OCTOBER 2, 2000*
                                                              -------------------------------------------          TO
                                                               2005        2004        2003        2002       MAY 31, 2001
                                                              -------     -------     -------     -------   ----------------
PER SHARE DATA
Net asset value at beginning of period                        $  4.11     $  3.36     $  3.40     $  5.09       $ 10.00
                                                               -------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.03(e)    (0.01)(e)   (0.01)(e)   (0.01)         0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.17        0.76       (0.03)      (1.68)        (4.91)
                                                               -------------------------------------------------------------
  Total income (loss) from investment operations                 0.20        0.75       (0.04)      (1.69)        (4.90)
                                                               -------------------------------------------------------------
Distributions from:
  Investment income                                             (0.03)         --          --          --         (0.01)
  Realized gain on securities                                      --          --          --          --            --
                                                               -------------------------------------------------------------
  Total distributions                                           (0.03)         --          --          --         (0.01)
                                                               -------------------------------------------------------------
Net asset value at end of period                              $  4.28     $  4.11     $  3.36     $  3.40       $  5.09
                                                               -------------------------------------------------------------
TOTAL RETURN(a)                                                  4.81%      22.32%      (1.18)%    (33.20)%      (49.01)%
                                                               -------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.65%       0.63%       0.81%       0.77%         0.52%(b)
Ratio of expenses to average net assets(d)                       0.65%       0.63%       0.81%       0.77%         0.52%(b)
Ratio of expense reductions to average net assets                  --          --          --          --            --
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.73%      (0.32)%     (0.48)%     (0.36)%        0.31%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.73%      (0.32)%     (0.48)%        --            --
Portfolio turnover rate                                             8%         14%          6%          2%           19%
Number of shares outstanding at end of period (000's)          21,147      22,672      15,570       7,786         3,732
Net assets at end of period (000's)                           $90,520     $93,089     $52,306     $26,449       $19,005

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    11.08     $     9.14     $     9.56     $    17.28     $    41.14
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.00)(e)      (0.07)(e)      (0.05)(e)      (0.07)         (0.17)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       0.19           2.01          (0.37)         (6.86)        (15.86)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations                 0.19           1.94          (0.42)         (6.93)        (16.03)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                                --             --             --             --             --
  Realized gain on securities                                      --             --             --          (0.79)         (7.83)
                                                           ----------------------------------------------------------------------
  Total distributions                                              --             --             --          (0.79)         (7.83)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $    11.27     $    11.08     $     9.14     $     9.56     $    17.28
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                                  1.71%         21.23%         (4.39)%       (41.26)%       (42.24)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.03%          1.01%          1.00%          1.00%          0.98%
Ratio of expenses to average net assets(d)                       1.03%          1.02%          1.04%          1.02%          0.98%
Ratio of expense reductions to average net assets                0.01%          0.01%          0.02%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                     (0.02)%        (0.68)%        (0.66)%        (0.59)%        (0.66)%
Ratio of net investment income (loss) to average net
  assets(d)                                                     (0.02)%        (0.69)%        (0.71)%           --             --
Portfolio turnover rate                                            56%            56%            53%           104%           176%
Number of shares outstanding at end of period (000's)         107,429        126,963        129,123        129,126        116,654
Net assets at end of period (000's)                        $1,210,236     $1,406,766     $1,180,380     $1,234,937     $2,015,574

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does not include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

SMALL CAP FUND
--------------------------------------------------------------------------------

                                                                    YEAR ENDED MAY 31,                         DECEMBER 11, 2000*
                                                   -----------------------------------------------------               TO
                                                     2005           2004           2003           2002            MAY 31, 2001
                                                   --------       --------       --------       --------       ------------------
PER SHARE DATA
Net asset value at beginning of period             $   9.75       $   7.67       $   8.75       $   9.09            $  10.00
                                                   ------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        (0.02)(e)      (0.04)(e)      (0.02)(e)      (0.01)              (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                 1.28           2.12          (1.06)         (0.33)              (0.90)
                                                   ------------------------------------------------------------------------------
  Total income (loss) from investment operations       1.26           2.08          (1.08)         (0.34)              (0.91)
                                                   ------------------------------------------------------------------------------
Distributions from:
  Investment income                                      --             --             --             --                  --
  Realized gain on securities                            --             --             --             --                  --
                                                   ------------------------------------------------------------------------------
  Total distributions                                    --             --             --             --                  --
                                                   ------------------------------------------------------------------------------
Net asset value at end of period                   $  11.01       $   9.75       $   7.67       $   8.75            $   9.09
                                                   ------------------------------------------------------------------------------
TOTAL RETURN(a)                                       12.92%(f)      27.12%        (12.34)%        (3.74)%             11.51%
                                                   ------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)             0.95%          0.95%          0.95%          0.95%               0.95%(b)
Ratio of expenses to average net assets(d)             1.05%          1.04%          1.06%          1.06%               1.00%(b)
Ratio of expense reductions to average net assets        --             --             --             --                  --
Ratio of net investment income (loss) to average
  net assets(c)                                       (0.17)%        (0.39)%        (0.29)%        (0.15)%             (0.14)%(b)
Ratio of net investment income (loss) to average
  net assets(d)                                       (0.27)%        (0.48)%        (0.40)%           --                  --
Portfolio turnover rate                                 119%            66%            74%            68%                130%
Number of shares outstanding at end of period
  (000's)                                            55,101         62,391         69,895         75,125              78,572
Net assets at end of period (000's)                $606,923       $608,133       $535,870       $657,045            $714,608

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  13.97     $  10.86     $  11.97     $  14.11     $  15.66
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.11(e)      0.08(e)      0.09(e)      0.13         0.19
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.21         3.13        (1.12)       (0.32)        0.40
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.32         3.21        (1.03)       (0.19)        0.59
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.10)       (0.08)       (0.13)       (0.19)
  Realized gain on securities                                       --           --           --        (1.82)       (1.95)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.13)       (0.10)       (0.08)       (1.95)       (2.14)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  15.16     $  13.97     $  10.86     $  11.97     $  14.11
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                   9.46%       29.62%       (8.55)%      (1.08)%       5.23%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.46%        0.48%        0.52%        0.48%        0.44%
Ratio of expenses to average net assets(d)                        0.46%        0.48%        0.52%        0.48%        0.44%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(c)                                                       0.78%        0.65%        0.93%        1.03%        1.31%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.78%        0.65%        0.93%          --           --
Portfolio turnover rate                                             18%          15%          35%          34%          57%
Number of shares outstanding at end of period (000's)           45,300       34,417       24,411       21,473       16,769
Net assets at end of period (000's)                           $686,567     $480,867     $265,018     $257,046     $236,530

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does not include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation on investment restrictions.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  18.28     $  15.73     $  17.66     $  21.01     $  24.77
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.27(d)      0.16(d)      0.16(d)      0.13         0.20
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.09         2.55        (1.60)       (2.76)       (3.23)
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.36         2.71        (1.44)       (2.63)       (3.03)
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.26)       (0.16)       (0.15)       (0.14)       (0.20)
  Realized gain on securities                                       --           --        (0.34)       (0.58)       (0.53)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.26)       (0.16)       (0.49)       (0.72)       (0.73)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  19.38     $  18.28     $  15.73     $  17.66     $  21.01
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                   7.47%       17.27%       (7.89)%     (12.77)%     (12.33)%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.63%        0.63%        0.65%        0.61%        0.58%
Ratio of expenses to average net assets(c)                        0.63%        0.63%        0.65%        0.61%        0.58%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.42%        0.89%        1.05%        0.69%        0.85%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.42%        0.89%        1.05%          --           --
Portfolio turnover rate                                             53%          79%          58%          40%          29%
Number of shares outstanding at end of period (000's)           20,461       21,814       22,221       23,444       23,321
Net assets at end of period (000's)                           $396,563     $398,820     $349,610     $414,108     $489,982

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    30.74     $    26.51     $    30.11     $    36.89     $    42.98
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.54(d)        0.39(d)        0.35(d)        0.33           0.35
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       1.88           4.33          (2.97)         (5.45)         (4.99)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations                 2.42           4.72          (2.62)         (5.12)         (4.64)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.54)         (0.39)         (0.34)         (0.34)         (0.35)
  Realized gain on securities                                   (0.45)         (0.10)         (0.64)         (1.32)         (1.10)
                                                           ----------------------------------------------------------------------
  Total distributions                                           (0.99)         (0.49)         (0.98)         (1.66)         (1.45)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $    32.17     $    30.74     $    26.51     $    30.11     $    36.89
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                                  7.89%         17.90%         (8.44)%       (14.16)%       (10.87)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expenses to average net assets(c)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expense reductions to average net assets                  --             --             --             --             --
Ratio of net investment income (loss) to average net
  assets(b)                                                      1.72%          1.33%          1.39%          1.01%          0.86%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.72%          1.33%          1.39%            --             --
Portfolio turnover rate                                             5%             3%             6%             6%             7%
Number of shares outstanding at end of period (000's)         138,996        137,616        136,800        135,870        131,180
Net assets at end of period (000's)                        $4,471,146     $4,230,395     $3,627,137     $4,091,054     $4,839,632

(a) Total return is annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursements, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.

VALUE FUND
--------------------------------------------------------------------------------

                                                                    YEAR ENDED MAY 31,            DECEMBER 31, 2001*
                                                              -------------------------------             TO
                                                               2005        2004        2003          MAY 31, 2002
                                                              -------     -------     -------     ------------------
PER SHARE DATA
Net asset value at beginning of period                        $  9.99     $  8.62     $  9.69          $ 10.00
                                                              --------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.06(e)     0.08(e)     0.07(e)          0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           1.42        1.38       (1.05)           (0.31)
                                                              --------------------------------------------------
  Total income (loss) from investment operations                 1.48        1.46       (0.98)           (0.29)
                                                              --------------------------------------------------
Distributions from:
  Investment income                                             (0.01)      (0.09)      (0.06)           (0.02)
  Realized gain on securities                                   (0.31)         --       (0.03)              --
                                                              --------------------------------------------------
  Total distributions                                           (0.32)      (0.09)      (0.09)           (0.02)
                                                              --------------------------------------------------
Net asset value at end of period                              $ 11.15     $  9.99     $  8.62          $  9.69
                                                              --------------------------------------------------
TOTAL RETURN(a)                                                 14.83%(f)   17.01%     (10.01)%          (2.89)%
                                                              --------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.28%       1.32%       1.50%            1.46%(b)
Ratio of expenses to average net assets(d)                       1.39%       1.32%       1.50%            1.46%(b)
Ratio of expense reductions to average net assets                  --          --          --               --
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.60%       0.89%       0.94%            0.52%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.49%       0.89%       0.94%              --
Portfolio turnover rate                                           144%         36%         40%              20%
Number of shares outstanding at end of period (000's)           2,053       1,448       1,291            1,121
Net assets at end of period (000's)                           $22,890     $14,472     $11,134          $10,855

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                               September 19, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds (the "Funds"), twenty-two of which are described in this Prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus.

                             Asset Allocation Fund
                             Blue Chip Growth Fund
                           Capital Conservation Fund
                                Core Equity Fund
                           Government Securities Fund
                              Growth & Income Fund
                              Health Sciences Fund
                              Income & Growth Fund
                            Inflation Protected Fund
                          International Equities Fund
                       International Government Bond Fund
                          International Growth I Fund
                             Large Cap Growth Fund
                               Mid Cap Index Fund
                              Money Market I Fund
                            Nasdaq-100(R) Index Fund
                           Science & Technology Fund
                                 Small Cap Fund
                              Small Cap Index Fund
                             Social Awareness Fund
                                Stock Index Fund
                                   Value Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     4
ABOUT THE FUNDS.............................................     4
FUND FACT SHEETS............................................     5
  Asset Allocation Fund.....................................     5
  Blue Chip Growth Fund.....................................     7
  Capital Conservation Fund.................................     9
  Core Equity Fund..........................................    11
  Government Securities Fund................................    13
  Growth & Income Fund......................................    14
  Health Sciences Fund......................................    15
  Income & Growth Fund......................................    18
  Inflation Protected Fund..................................    20
  International Equities Fund...............................    23
  International Government Bond Fund........................    25
  International Growth I Fund...............................    27
  Large Cap Growth Fund.....................................    30
  Mid Cap Index Fund........................................    32
  Money Market I Fund.......................................    34
  Nasdaq-100 Index Fund.....................................    35
  Science & Technology Fund.................................    38
  Small Cap Fund............................................    41
  Small Cap Index Fund......................................    43
  Social Awareness Fund.....................................    45
  Stock Index Fund..........................................    47
  Value Fund................................................    49
EXPENSE SUMMARY.............................................    51
INVESTMENT GLOSSARY.........................................    53
  American Depositary Receipts..............................    53
  Asset-Backed Securities...................................    53
  Derivatives...............................................    53
  Diversification...........................................    53
  Equity Securities.........................................    53
  Exchange Traded Funds.....................................    53
  Fixed Income Securities...................................    53
  Foreign Currency..........................................    54
  Foreign Securities........................................    54
  Illiquid Securities.......................................    54
  Lending Portfolio Securities..............................    55
  Loan Participations.......................................    55
  Money Market Securities...................................    55
  Mortgage-Related Securities...............................    55
  Repurchase Agreements.....................................    56
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    56
  Temporary Defensive Investment Strategy...................    56
  When-Issued Securities....................................    56

TOPIC                                                          PAGE
-----                                                          ----
ABOUT PORTFOLIO TURNOVER....................................    56
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    57
  Investment Adviser........................................    57
  Investment Sub-Advisers...................................    57
     AIG Global Investment Corp. ...........................    58
     AIG SunAmerica Asset Management Corp. .................    59
     AIM Capital Management, Inc. ..........................    59
     American Century Global Investment Management, Inc. ...    60
     American Century Investment Management, Inc. ..........    60
     Franklin Portfolio Associates, LLC ....................    60
     Massachusetts Financial Services Company...............    60
     OppenheimerFunds, Inc. ................................    61
     RCM Capital Management LLC.............................    61
     T. Rowe Price Associates, Inc. ........................    61
     WM Advisors, Inc. .....................................    61
     Wellington Management Company, LLP.....................    62
  Legal Proceedings.........................................    62
  How VALIC is Paid for its Services........................    62
ACCOUNT INFORMATION.........................................    63
  Series Company Shares.....................................    63
  Buying and Selling Shares.................................    63
  Frequent or Short-term Trading............................    63
  Selective Disclosure of Portfolio Holdings................    64
  How Shares are Valued.....................................    64
  Dividends and Capital Gains...............................    64
  Tax Consequences..........................................    64
FINANCIAL HIGHLIGHTS........................................    65
INTERESTED IN LEARNING MORE.................................    77

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.


All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

ASSET ALLOCATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

INVESTMENT STRATEGY
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund's investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index's performance, the Fund tries to perform better than a blend of three market sectors measured by:

-  the Standard & Poor's ("S&P") 500(R) Index;

-  the Lehman Brothers Aggregate Bond Index; and

- the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Rate ("30 Day CD Rate")

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund's assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund's assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         55%
Intermediate and long-term bonds                           35%
High quality money market securities                       10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting stocks of primarily large capitalization companies that the sub-adviser believes may participate in the growth of the nation's economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

As of May 31, 2005, the Fund's assets were invested as follows:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         56%
Intermediate and long-term bonds                           34%
High quality money market securities                       10%*

------------
* After taking the contract value of futures positions into consideration.

The Fund may invest up to 20% of net assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. or BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.

INVESTMENT RISK

As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index, a blended index and the components of such blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            24.79%
1996                                            11.09%
1997                                            22.62%
1998                                            18.37%
1999                                            11.76%
2000                                            (2.50)%
2001                                            (4.21)%
2002                                            (9.36)%
2003                                            19.67%
2004                                             8.49%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 0.00%.

Best quarter:  11.29%, quarter ending June 30, 1997

Worst quarter:  -7.81%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index, a blended index and each of its components. The blended index consists of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the 30 Day CD Rate (10%), for the periods shown. The percentages of each index included in the blended index may differ from the percentages their respective asset classes represent in the Fund's investment portfolio.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004            1 YEAR    5 YEARS    10 YEARS
-----------------------            ------    -------    --------
The Fund                            8.49%      1.91%      9.47%
S&P 500(R) Index                   10.88%     -2.30%     12.07%
Blended Index                       7.62%      1.94%      9.98%
Lehman Bros. Agg. Bond Index        4.34%      7.71%      7.72%
30 Day CD Rate                      0.93%      2.19%      3.43%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

BLUE CHIP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. "Net assets" will take into account borrowing for investment purposes. These companies are firms that, in the sub-adviser's view, are well-established in their industries and have the potential for above-average earnings growth, which may include companies in the technology sector. The sub-adviser focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The sub-adviser's investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.

The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (14.26)%
2002                                            (24.31)%
2003                                             29.47%
2004                                              8.94%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.53%.

Best quarter:  15.24%, quarter ending June 30, 2003

Worst quarter:  -16.91%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                  1 YEAR     (11/1/2000)
-----------------------                  ------   ---------------
The Fund                                  8.94%        -3.71%
S&P 500(R) Index                         10.88%        -2.33%
-----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

CAPITAL CONSERVATION FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

INVESTMENT STRATEGY
The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund's earning potential, the sub-adviser may use a small part of the Fund's assets to make some higher risk investments, as described herein.

The Fund invests at least 75% of the Fund's total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. Investment grade bonds are bonds that are rated at least Baa by Moody's Investor Services, Inc. or another rating organization. See the Statement of Additional Information for a detailed description of the ratings.

U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks.

The Fund may invest up to 20% of total assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody's Investor Services, Inc. and BBB- by Standard & Poor's Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                             20.78%
1996                                              1.76%
1997                                              8.57%
1998                                              7.38%
1999                                             (0.42)%
2000                                              9.19%
2001                                              7.78%
2002                                              8.93%
2003                                              4.12%
2004                                              3.98%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 2.11%.

Best quarter:  6.91%, quarter ending June 30, 1995

Worst quarter:  -3.10%, quarter ending March 31, 1996

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              3.98%    6.78%     7.07%
Lehman Bros. Agg. Bond Index          4.34%    7.71%     7.72%
----------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

CORE EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
WM Advisors, Inc. ("WMA")
Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

INVESTMENT STRATEGY
The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stocks. "Net assets" will take into account borrowing for investment purposes.

The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.

- Top Down Sector Analysis. The sub-advisers analyze the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

- Bottom Up Security Selection. Bottom up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers' assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.

CORE EQUITY FUND
--------------------------------------------------------------------------------

Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management assumed sub-advisory duties September 1, 1999. WMA was added as a co-sub-adviser effective January 1, 2002.

                                  (BAR CHART)

1995                                             47.86%
1996                                             19.37%
1997                                             21.00%
1998                                             18.14%
1999                                              7.39%
2000                                             (6.29)%
2001                                            (15.27)%
2002                                            (22.13)%
2003                                             26.79%
2004                                              8.04%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -0.02%.

Best quarter:  27.67%, quarter ending December 31, 1998

Worst quarter:  -20.82%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              8.04%   -3.27%      8.66%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

GOVERNMENT SECURITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT STRATEGY
The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities. "Net assets" will take into account borrowing for investment purposes. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may also invest in asset-backed securities, high quality corporate debt securities and high quality domestic money market securities. The Fund may also invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars. All percentages are calculated at the time of purchase. The Fund may invest up to 5% of net assets in credit default swaps.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            17.48%
1996                                             1.91%
1997                                             8.91%
1998                                             8.96%
1999                                            (2.78)%
2000                                            12.90%
2001                                             6.78%
2002                                            12.03%
2003                                             1.15%
2004                                             3.44%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 2.85%.

Best quarter:  6.54%, quarter ending September 30, 2002

Worst quarter:  -2.90%, quarter ending June 30, 2004

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Government Bond Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                              3.44%    7.16%     6.92%
Lehman Bros. Govt. Bond Index         3.48%    7.48%     7.46%
----------------------------------------------------------------

The Lehman Brothers Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

GROWTH & INCOME FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT STRATEGY
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. We use a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The portfolio will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. VALIC assumed management of the Fund effective February 22, 1999. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                             31.86%
1996                                             23.32%
1997                                             23.83%
1998                                             14.56%
1999                                             22.83%
2000                                            (10.86)%
2001                                            (10.08)%
2002                                            (21.52)%
2003                                             22.66%
2004                                             10.72%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.09%.

Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  -15.68%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.72%   -3.10%      9.24%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

HEALTH SCIENCES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). "Net assets" will take into account borrowing for investment purposes. While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and medium-capitalization companies.

The Fund's sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of any one company could impact a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: Since this Fund is concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund's share price include:

-  increased competition within the health care industry;

-  changes in legislation or government regulations;

-  reductions in government funding;

-  product liability or other litigation;

-  the obsolescence of popular products; and

-  changes in investor perception regarding the sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and S&P 500 Healthcare Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (8.18)%
2002                                           (27.64)%
2003                                            36.99%
2004                                            15.39%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -2.89%.

Best quarter:  20.84%, quarter ending June 30, 2001

Worst quarter:  -24.27%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and S&P 500 Healthcare Index for the periods shown.
------------------------------------------------------------------

                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR      (11/1/2000)
-----------------------                 ------    ---------------
The Fund                                15.39%          1.24%
S&P 500(R) Index                        10.88%         -2.33%
S&P 500 Healthcare Index                 1.68%         -2.60%
-----------------------------------------------------------------

Effective September 19, 2005, the S&P Healthcare Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The S&P Global Industry Classification Standard Health Care Sector

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The second regroups companies primarily involved in the research, development, production and marketing or pharmaceuticals and biotechnology products.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INCOME & GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund's sub-adviser utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the sub-adviser ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the sub-adviser uses, the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer to build a portfolio of stocks from the ranking described above, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the Fund that will be greater than that of the S&P 500(R) Index.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, the sub-adviser intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity equivalent securities, foreign securities, short-term securities and non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risks of these types of investments.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index, the S&P 500(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------



Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

                                  (BAR CHART)

2001                                            (8.37)%
2002                                           (19.58)%
2003                                            29.21%
2004                                            12.81%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 0.36%.

Best quarter:  16.25%, quarter ending June 30, 2003

Worst quarter:  -17.09%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                12.81%        1.25%
S&P 500(R) Index                        10.88%       -0.77%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

INFLATION PROTECTED FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure.

INVESTMENT STRATEGY
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. "Net assets" will take into account borrowing for investment purposes.

Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security's principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers ("CPI-U") with respect to domestic issuers. Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds ("TIPS"), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

The Fund's share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.

The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody's Investors Service, Inc. or BBB- or higher by Standard & Poors Ratings Services, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated C or higher by Moody's or CC or higher by S&P or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities provided such investments in derivative instruments are consistent with the Fund's investment policy. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving possible increases in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Call Risk: During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. In the event a bond is called, the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

INFLATION PROTECTED FUND
--------------------------------------------------------------------------------

Derivatives Risk: Investment in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.

Liquidity Risk: The market for inflation protected fixed income securities is relatively new and is still developing. For this reason, the market may at times, have relatively low trading volume, which could result in lower liquidity and increased volatility.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities. When interest rates rise, the value of fixed income securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Fund paid.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

Non-Mortgage Asset-Backed Securities Risk: Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivable may be insufficient to support the payments on the securities.

Risks of Indexing Methodology: There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the Untied States. If the market perceives that the adjustment mechanism of an inflation-indexed security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

INFLATION PROTECTED FUND
--------------------------------------------------------------------------------

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance information is not available, since this is a new Fund. The Fund's inception date was December 20, 2004.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowing for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%
2003                                             29.64%
2004                                             17.86%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.26%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             17.86%   -4.35%     4.04%
EAFE Index                           20.25%   -1.13%     5.62%
----------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

INTERNATIONAL GOVERNMENT BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

INVESTMENT STRATEGY
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a "non-diversified" investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. "Net assets" will take into account borrowing for investment purposes. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.

The Fund will use a blend of the JP Morgan Government Bond Index Plus and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. in the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of its benchmark index as well as the components of such benchmark, the JPMorgan Government Bond Index Plus and the JPMorgan Emerging Markets Bond Index Plus. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                             18.81%
1996                                              4.40%
1997                                             (4.84)%
1998                                             17.10%
1999                                             (5.95)%
2000                                             (3.86)%
2001                                             (1.88)%
2002                                             17.38%
2003                                             19.41%
2004                                             10.64%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.17%.

Best quarter:  13.39%, quarter ending March 31, 1995

Worst quarter:  -5.92%, quarter ending March 31, 1997

This table compares the Fund's average annual returns to the returns of the blended index and each of its components. The blended index consists of the JP Morgan Government Bond Index Plus (GBI+) (70%) and the JP Morgan Emerging Markets Bond Index Plus (EMBI+) (30%).

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.64%    7.91%      6.64%
GBI+                                 10.80%    9.28%      8.07%
EMBI+                                11.77%   13.55%     15.06%
Blended Index                        11.14%   10.70%     10.48%
----------------------------------------------------------------

GBI+ measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues. EMBI+ tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

INTERNATIONAL GROWTH I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
American Century Global Investment Management, Inc.   ("American Century")
A I M Capital Management, Inc. ("AIM")
Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

INVESTMENT STRATEGIES
Each of the Fund's sub-advisers uses a proprietary investment strategy that they developed to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser's investment strategy uses a bottom-up approach to stock selection. This means that the sub-advisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. The Fund will usually purchase equity securities of foreign companies. Equity securities include common stock, preferred stock and equity equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts.

Generally, their strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the sub-advisers believe that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The sub-advisers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund may also invest a portion of its assets in forward currency exchange contracts, short-term securities, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities.

Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund's assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.

In determining whether a company is foreign, the sub-advisers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund's assets will be invested primarily in at least three developed countries (excluding the United States).

The Fund may also invest up to 20% of its net assets in the securities of emerging market (non-developed) countries. Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/or economic conditions.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets growth it will be able to experience significant improvement in performance by investing in IPOs. The Fund's investments may include securities traded in the over-the-counter markets.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and corresponding greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains of losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide the Fund's portfolio turnover rate for each of the last five years.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East ("EAFE") Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

As of June 20, 2005, AIM and MFS became sub-advisers to the Fund. American Century manages approximately 50% of the Fund's assets and AIM and MFS each manage approximately 25% of the Fund's assets. The percentage of the Fund's assets that each sub-adviser manages may, at VALIC's discretion, change from time-to-time.


                         (BAR CHART)

2001                                           (26.03)%
2002                                           (18.28)%
2003                                           25.42%
2004                                           15.61%

---------------

For the year-to-date through June 30, 2005, the Funds return was -1.70%.

Best quarter:  16.07%, quarter ending June 30, 2003

Worst quarter:  -18.92%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                15.61%       -3.39%
EAFE Index                              20.25%        2.59%
----------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

LARGE CAP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY
The Fund pursues long-term growth by normally investing at least 80% of its net assets in common stocks of well-established, high-quality growth companies. "Net assets" will take into account borrowing for investment purposes. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and Russell 1000(R) Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, Founders Asset Management LLC was the sub-adviser of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                  (BAR CHART)

2001                                         (23.19)%
2002                                         (28.13)%
2003                                           26.09%
2004                                            5.29%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -3.14%.

Best quarter:  13.51%, quarter ending December 31, 2001

Worst quarter:  -21.74%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and Russell 1000(R) Growth Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                 5.29%       -9.81%
S&P 500(R) Index                        10.88%       -0.77%
Russell 1000(R) Growth Index             6.30%       -8.27%
----------------------------------------------------------------

Effective September 19, 2005, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)

1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%
2002                                             (14.90)%
2003                                             35.12%
2004                                             16.05%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 3.69%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             16.05%    9.03%     15.72%
S&P MidCap 400(R) Index              16.48%    9.54%     16.10%
----------------------------------------------------------------

The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%
2003                                              0.60%
2004                                              0.80%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 1.07%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             0.80%     2.44%     3.78%
30 Day CD Rate                       0.93%     2.19%     3.43%
----------------------------------------------------------------

NASDAQ-100(R) INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund's net assets in companies that are listed in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

2001                                            (32.48)%
2002                                            (38.26)%
2003                                             49.28%
2004                                             10.05%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -8.10%.

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the Nasdaq-100(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR     (10/1/2000)
-----------------------                 ------   ---------------
The Fund                                10.05%       -16.95%
Nasdaq-100(R) Index                     10.75%       -16.82%
----------------------------------------------------------------

The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.

More about the Nasdaq-100(R) Index: To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100(R) Index to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100(R) Index which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100(R) Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
RCM Capital Management LLC ("RCM")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology. "Net assets" will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials;

- defense and aerospace;

- nanotechnology;

- energy equipment and services; and

- electronic manufacturing services.

Stock selection generally reflects a growth approach based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings ("IPOs"), and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country. All percentages are calculated as of the time of purchase.

The Fund has the ability to invest in short positions of exchange traded funds ("ETFs") and in short positions of individual securities, in aggregate, up to 10% of total assets.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and S&P 500 Information Technology. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

RCM assumed co-sub-advisory duties effective September 19, 2005.

                                  (BAR CHART)

1995                                            61.66%
1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%
2002                                           (40.21)%
2003                                            51.47%
2004                                             0.79%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -3.59%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and S&P 500 Information Technology for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004       1 YEAR   5 YEARS     (4/29/1994)
-----------------------       ------   -------   ---------------
The Fund                       0.79%   -18.77%        6.67%
S&P 500(R) Index              10.88%    -2.30%       12.07%
S&P 500 Information
  Technology                   2.56%   -16.17%       13.02%
----------------------------------------------------------------

Effective September 19, 2005, the S&P 500 Information Technology Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The S&P Global Industry Classification Standard Information Technology Sector covers the following general areas: firstly, Technology Software & Services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SMALL CAP FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
American Century Investment Management, Inc. ("American Century")
Franklin Portfolio Associates, LLC ("Franklin Portfolio")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of net assets in stocks of small companies. "Net assets" will take into account borrowing for investment purposes. A company is considered a "small" company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000(R) Index or the S&P SmallCap 600(R) Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Russell 2000(R) and S&P SmallCap 600(R) Indices are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000(R) and S&P SmallCap 600(R) Indices are subject to change. If the companies in which the Fund invests are successful, these companies may grow into medium- and large-cap companies. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.

Stock selection may reflect a growth or a value investment approach or a combination of both. For example, if a company's price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock is one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The portfolio investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% of total assets in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may also purchase futures and options, in keeping with Fund objectives.

In pursuing its investment objective, each of the Fund's sub-advisers has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

T. Rowe Price, American Century and Franklin Portfolio each manage a portion of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds the Fund's share price can fall because of weakness in the broad market, a particular

SMALL CAP FUND
--------------------------------------------------------------------------------

industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund's returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Founders Asset Management, LLC was a co-sub-adviser of the Fund. American Century and Franklin Portfolio assumed sub-advisory duties effective June 21, 2004.

                                  (BAR CHART)

2001                                            (5.01)%
2002                                            (23.38)%
2003                                            36.39%
2004                                            19.01%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -0.18%.

Best quarter:  22.61%, quarter ending December 31, 2001

Worst quarter:  -21.46%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the aforementioned indices for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/11/2000)
-----------------------                 ------   ---------------
The Fund                                19.01%        3.12%
Russell 2000(R) Index                   18.33%        9.30%
----------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 24, 2005, the average market capitalization was approximately $664.9 million. The largest company had an approximate market capitalization of $1.8 billion.

SMALL CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            27.66%
1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%
2002                                           (20.82)%
2003                                            46.46%
2004                                            17.89%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.38%.

Best quarter:  23.21%, quarter ending June 30, 2003

Worst quarter:  -21.41%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.

------------------------------------------------------------------
AS OF DECEMBER 31, 2004               1 YEAR    5 YEARS   10 YEARS
-----------------------               ------    -------   --------
The Fund                              17.89%     6.14%     11.32%
Russell 2000(R) Index                 18.33%     6.61%     11.54%
------------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 24, 2005, the average market capitalization was approximately $665 million. The largest company had an approximate market capitalization of $1.8 billion.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

SOCIAL AWARENESS FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The Fund will typically invest in stocks of large capitalization companies.

The Fund does not invest in companies that are significantly engaged:

-  in the production of nuclear energy;

-  in the manufacture of military weapons or delivery systems;

-  in the manufacture of alcoholic beverages or tobacco products;

-  in the operation of gambling casinos;

- in business practices or the production of products with respect to environmental performance, restricting the bottom 3% of performers with fines, superfund, emissions and spills evenly weighted and/or across each industry code, restricting the bottom 10% of performers with fines weighed 33%, emissions 34% and spills 33% (superfund, not included);

- in labor relations/labor disputes or included currently on the AFL-CIO boycott list and subject to a significant work stoppage or strike in the last six months; or

- in significant workplace violations, including incidents where EEOC has issued a letter citing the potential for workplace discrimination.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of U.S. companies meeting the Fund's social criteria. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.

To find out which companies meet the Fund's social criteria, we rely on industry classifications, research services such as the Investor Responsibility Research Center (IRRC), and special magazines and papers that publish this type of information.

Since the Fund's definition of social criteria is not "fundamental," the Series Company's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Social Criteria Risk: If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            38.96%
1996                                            23.99%
1997                                            33.85%
1998                                            27.30%
1999                                            18.64%
2000                                           (10.37)%
2001                                           (11.38)%
2002                                           (23.44)%
2003                                            28.45%
2004                                            10.59%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.16%.

Best quarter:  21.20%, quarter ending December 31, 1998

Worst quarter:  -17.06%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.59%   -2.88%     11.65%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

STOCK INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%
2003                                            28.20%
2004                                            10.51%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.00%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.51%   -2.64%     11.75%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
OppenheimerFunds, Inc. ("Oppenheimer")

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

INVESTMENT STRATEGY
The Fund invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the sub-adviser believes are currently undervalued by the market. The sub-adviser looks for companies undergoing positive change, though these companies may have experienced adverse business developments. If the sub-adviser is correct and other investors recognize the value of the company, the price of the stock may rise.

The sub-adviser will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. In addition to the common stocks described above, the Fund may invest in preferred stocks, convertible securities and debt instruments, securities of foreign issuers (up to 25%) and exchange traded funds.

The Fund may engage in transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else. The sub-adviser may use derivatives both for hedging and non-hedging purposes.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Market Risk: As with all equity funds, the Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Value Style Risk: Companies the sub-adviser believes are undergoing positive change and whose stock is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser's assessment of a company's prospectus is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value the sub-adviser has placed on it.

VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and Russell 1000 Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Putnam Investment Management, LLC was the sub-adviser to the Fund. Oppenheimer assumed sub-advisory duties effective June 21, 2004.

                                  (BAR CHART)

2002                                            (19.57)%
2003                                             25.98%
2004                                             16.30%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 1.79%.

Best quarter:  17.65%, quarter ending June 30, 2003

Worst quarter:  -18.19%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and the Russell 1000(R) Value Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR    (12/31/2001)
-----------------------                 ------   ---------------
The Fund                                16.30%        5.62%
S&P 500(R) Index                        10.88%        3.58%
Russell 1000 Value Index                16.49%        8.57%
----------------------------------------------------------------

Effective September 19, 2005, the Russell 1000 Value Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                               ASSET      BLUE CHIP     CAPITAL          CORE       GOVERNMENT   GROWTH &     HEALTH    INCOME &
                             ALLOCATION   GROWTH(1)   CONSERVATION   EQUITY(1)(3)   SECURITIES   INCOME(1)   SCIENCES   GROWTH(1)
                             ----------   ---------   ------------   ------------   ----------   ---------   --------   ---------
Management Fees............    0.50%        0.80%        0.50%           0.77%        0.50%        0.75%      1.00%       0.77%
Other Expenses.............    0.15%        0.30%        0.20%           0.13%        0.16%        0.15%      0.17%       0.14%
Total Fund Operating
  Expenses.................    0.65%        1.10%        0.70%           0.90%        0.66%        0.90%      1.17%       0.91%
Expense Reimbursement......    0.00%        0.00%        0.00%           0.05%        0.00%        0.05%      0.00%       0.08%
Net Expenses...............    0.65%        1.10%(2)     0.70%           0.85%(2)     0.66%        0.85%      1.17%(2)    0.83%

                                                                   INTERNATIONAL
                                     INFLATION     INTERNATIONAL    GOVERNMENT     INTERNATIONAL     LARGE CAP     MID CAP
                                    PROTECTED(1)     EQUITIES          BOND        GROWTH I(1)(3)   GROWTH(1)(3)    INDEX
                                    ------------   -------------   -------------   --------------   ------------   -------
Management Fees...................     0.50%           0.35%           0.50%           0.93%            0.87%       0.28%
Other Expenses....................     1.77%           0.32%           0.19%           0.33%            0.13%       0.12%
Total Fund Operating Expenses.....     2.27%           0.67%           0.69%           1.26%            1.00%       0.40%
Expense Reimbursement.............     1.62%           0.00%           0.00%           0.25%            0.10%       0.00%
Net Expenses......................     0.65%           0.67%           0.69%           1.01%            0.90%       0.40%


                                        MONEY
                                    MARKET I(1)(3)
                                    --------------
Management Fees...................       0.50%
Other Expenses....................       0.11%
Total Fund Operating Expenses.....       0.61%
Expense Reimbursement.............       0.06%
Net Expenses......................       0.55%

                                       NASDAQ-
                                       100(R)         SCIENCE &        SMALL      SMALL CAP     SOCIAL      STOCK
                                        INDEX       TECHNOLOGY(3)    CAP(1)(3)      INDEX      AWARENESS    INDEX     VALUE(1)
                                     -----------    -------------    ---------    ---------    ---------    -----     --------
Management Fees....................     0.40%           0.87%          0.89%        0.33%        0.50%      0.26%      0.78%
Other Expenses.....................     0.25%           0.13%          0.15%        0.13%        0.13%      0.12%      0.61%
Total Fund Operating Expenses......     0.65%           1.00%          1.04%        0.46%        0.63%      0.38%      1.39%
Expense Reimbursement..............     0.00%           0.00%          0.09%        0.00%        0.00%      0.00%      0.09%
Net Expenses.......................     0.65%           1.00%(2)       0.95%        0.46%        0.63%      0.38%      1.30%

---------------

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

(2) Through a commission recapture program a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be 1.09%, 0.84%, 1.16% and 1.02% for the Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund and the Science & Technology Fund, respectively.

(3) The Fund's Management Fees were reduced effective October 1, 2005. Prior to October 1, 2005, the Annual Fund Operating Expenses for the Funds were as follows:

                                                   CORE    INTERNATIONAL   SCIENCE &    SMALL
                                                  EQUITY     GROWTH I      TECHNOLOGY    CAP
                                                  ------   -------------   ----------   -----
Management Fees.................................  0.80%        0.96%         0.90%      0.90%
Other Expenses..................................  0.13%        0.33%         0.13%      0.15%
Total Fund Expenses.............................  0.93%        1.29%         1.03%      1.05%
Expense Reimbursement...........................  0.08%        0.28%         0.00%      0.10%
Net Expenses....................................  0.85%        1.01%         1.03%      0.95%

   The Fund's expense limitation was reduced effective October 1, 2005. Prior to October 1, 2005, the Fund's net expenses were as follows: Large Cap Growth, 0.96%; and Money Market I, 0.56%.

--------------------------------------------------------------------------------

   EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Asset Allocation............................................   $ 66      $208      $  362      $  810
Blue Chip Growth............................................   $112      $350      $  606      $1,340
Capital Conservation........................................   $ 72      $224      $  390      $  871
Core Equity.................................................   $ 87      $282      $  494      $1,103
Government Securities.......................................   $ 67      $211      $  368      $  822
Growth & Income.............................................   $ 87      $282      $  494      $1,103
Health Sciences.............................................   $119      $372      $  644      $1,420
Income & Growth.............................................   $ 85      $282      $  496      $1,112
Inflation Protected.........................................   $ 66      $553      $1,067      $2,479
International Equities......................................   $ 68      $214      $  373      $  835
International Government Bond...............................   $ 70      $221      $  384      $  859
International Growth I......................................   $103      $375      $  668      $1,501
Large Cap Growth............................................   $ 92      $308      $  543      $1,216
Mid Cap Index...............................................   $ 41      $128      $  224      $  505
Money Market I..............................................   $ 56      $189      $  334      $  756
Nasdaq-100(R) Index.........................................   $ 66      $208      $  362      $  810
Science & Technology........................................   $102      $318      $  552      $1,225
Small Cap...................................................   $ 97      $322      $  565      $1,263
Small Cap Index.............................................   $ 47      $148      $  258      $  579
Social Awareness............................................   $ 64      $202      $  351      $  786
Stock Index.................................................   $ 39      $122      $  213      $  480
Value.......................................................   $132      $431      $  752      $1,661

The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, Inflation Protected Fund, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

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Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB- by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time

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deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain
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tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

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ABOUT THE SERIES COMPANY'S MANAGEMENT
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INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

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THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AIG SUNAMERICA ASSET MANAGEMENT CORP.
A I M CAPITAL MANAGEMENT, INC.
AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
FRANKLIN PORTFOLIO ASSOCIATES, LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY
OPPENHEIMERFUNDS, INC.
RCM CAPITAL MANAGEMENT LLC
T. ROWE PRICE ASSOCIATES, INC.
WM ADVISORS, INC.
WELLINGTON MANAGEMENT COMPANY, LLP

Asset Allocation Fund
Capital Conservation Fund
Government Securities Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Nasdaq-100(R) Index Fund
Small Cap Index Fund
Social Awareness Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
70 Pine Street, New York, New York 10270

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2005, AIGGIG managed approximately $493 billion, of which approximately $421 billion relates to AIG affiliates and $72 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Asset Allocation Fund are made by a team including James O. Kurtz (Team Coordinator), Greg Braun, Timothy Campion, Raphael Davis, Michael Kelly, Thomas Reeg and Robert Simmons. Mr. Kurtz joined AIGGIG with the acquisition of American General Investment Management ("AGIM") in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIGGIG. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIGGIG's traditional and enhanced equity products. Prior to AIGGIG, Mr. Kurtz worked at Sears Investment Management Co. (SIMCO), the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Greg Braun joined AIGGIG with the acquisition of AGIM in 2001. Mr. Braun is responsible for co-management of high-yield mutual funds and CBOs. He was previously group head for cyclical industry research and responsible for research in industrial credits such as home construction, packaging and paper. Prior to joining AGIM in 1996, he worked at Principal Mutual Life Insurance Company in its private placements department with three years in Principal Mutual's workout group and three years in its industrial group's private placement organization. Timothy Campion joined AIGGIG in 1999. He is a Portfolio Manager responsible for enhanced index products. Prior to joining AIGGIG, Mr. Campion spent three years in Boston at Mellon Trust in the Mutual Fund group. Raphael Davis is responsible for trading and portfolio management of AIG's $17 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIGGIG with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM's MBS, asset-backed securities, and money-market portfolios. Prior to joining AGIM, Mr. Davis was a Portfolio Sales Specialist at the Resolution Trust Corporation where he analyzed and traded various agency and whole-loan mortgage securities, as well as high-yield fixed income, money-market securities and equities. Michael Kelly joined AIGGIG in 1999. He is a Managing Director and Head of U.S. Equities and the lead Portfolio Manager for both U.S. large-cap value and growth equities. Prior to joining AIGGIG, Mr. Kelly spent 15 years with JP Morgan Investment Management. Thomas Reeg joined AIGGIG in 2002 and is responsible for co-management of high yield mutual fund portfolios. He also coordinates research in the gaming sector. Prior to joining AIGGIG, Mr. Reeg was a senior research analyst covering telecommunications, casino, lodging and leisure sectors at Bank One Capital Markets. Robert Simmons joined AIGGIG in 2003. He is a Vice President and Head of U.S. Equity Research and the analyst covering U.S. Financials. Prior to joining AIGGIG, he spent nine years at ARK Asset Management.

Investment decisions for the Capital Conservation Fund are made by a team including Greg Braun, Raphael Davis, Thomas Reeg and Robert Vanden Assem. Please see above for biographies for Messrs. Braun, Davis and Reeg. Robert Vanden Assem joined AIGGIG in 2001 and is responsible for the portfolio management of AIGGIG's high grade total rate of return portfolio, collateralized debt obligations (CDOs) and affiliated accounts. Prior to joining AIGGIG, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets.

Investment decisions for the Government Securities Fund are made by a team including Raphael Davis and Robert Vanden Assem. Investment decisions for the Inflation Protected Fund are made by Robert Vanden Assem. Please see above for biographies for Messrs. Davis and Vanden Assem.

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Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Lan Cai joined AIGGIG in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing enhanced index portfolios through merger and acquisition related risk arbitrage. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Prior to joining AIGGIG, Ms. Cai was Director of Financial Product Research and Development at the Chicago Mercantile Exchange beginning in 1996. Shinichi Haneda joined AIGGIG with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. He joined Chiyoda Life in 1998. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIGGIG. John P. Toohey is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIGGIC Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife. Please see above for biographies of Messrs. Campion and Kurtz.

Investment decisions for the International Government Bond Fund are made by a team including Anthony King and Rajeev Mittal. Anthony King joined AIGGIG in 2000 and is a Vice President and Senior Investment Manager responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIGGIG, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King's financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. Rajeev Mittal joined AIGGIG in 1992 and is Head of Emerging Market Debt. Mr. Mittal is responsible for all aspects of portfolio management for the emerging market debt strategies.

Investment decisions for the Mid Cap Index, Nasdaq-100 Index and Small Cap Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.

Investment decisions for the Stock Index Fund are made by a team including James
O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Robert Simmons and John
P. Toohey. Please see above for biographies of each of the team members.

Investment decisions for the Social Awareness Fund are made by a team including Magali Azema-Barac, Lan Cai, Timothy Campion, Michael Kelly and Robert Simmons. Magali Azema-Barac joined AIGGIG in 2001 as Vice President and as the lead portfolio manager for AIGGIG's quantitative equity portfolios. From September 1999 she was Vice President and Head of Equity at AGIM. Please see above for biographies of each of the team members.

Growth & Income Fund
Large Cap Growth Fund
Money Market I Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2005, SAAMCo managed, advised and/or administered more than $42 billion in assets.

The Large Cap Growth Fund is managed by a team supervised by Francis D. Gannon. The Growth & Income Fund is managed by Mr. Gannon and Steven A. Neimeth. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SAAMCo as a portfolio manager in April 2004. Prior to joining SAAMCo, Mr. Neimeth was a portfolio manager of The Nueberger Berman Large-Cap Value Fund since 2003. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

International Growth I Fund

A I M CAPITAL MANAGEMENT, INC. ("AIM")
11 Greenway Plaza, Suite 100, Houston, Texas 77046

AIM has acted as an investment adviser since its organization in 1986. AIM, together with its affiliates, advises or manages over 200 investment funds, including the Fund, encompassing a broad range of investment objectives. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC London, England. Total net assets under the management of AIM and its affiliates was approximately $29 billion as of June 30, 2005.

Effective June 20, 2005, approximately 25% of the assets of the International Growth I Fund is managed by AIM, which uses a team approach to investment management.

Members of the investment team for the International Growth I Fund include Clas
G. Olson (lead manager with respect to Europe and Canada investments), Senior Portfolio Manager; Jason T. Holzer (co-lead manager), Senior Portfolio Manager; Barrett K. Sides, Senior Portfolio Manager; Shuxin (Steve) Cao, Portfolio Manager; and Matthew W. Dennis, CFA, Portfolio Manager. Mr. Olson joined AIM in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. Mr. Holzer joined AIM in 1996 as

--------------------------------------------------------------------------------

a senior analyst and assumed his present duties in 1999. Mr. Sides joined AIM in 1990 as portfolio administrator and was promoted to his current position in 1993. Mr. Cao joined AIM in 1997 as an international equity analyst with a focus on Asia (Ex-Japan) until assuming his present duties in 1999. Mr. Dennis joined AIM in 2000 as a senior portfolio analyst until assuming his current duties in 2003. Prior thereto, he was a member of ABN AMRO's global equity strategy desk.

The lead managers generally have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which the lead managers may perform these functions and the nature of these functions may change from time to time. The team is assisted by AIM's Asia Pacific/Latin America and Europe/Canada Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the fund but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

Income & Growth Fund
International Growth I Fund
Small Cap Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AND AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC. (COLLECTIVELY, "AMERICAN CENTURY")
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $98 billion in assets under management as of June 30, 2005.

The daily management of the Income & Growth Fund is directed by the following team of portfolio managers: Kurt Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990 and also has managed the quantitative equity research effort. He became a portfolio manager in March 1998. John Schniedwind, Chief Investment Officer -- Quantitative Equity, joined American Century in 1982 and also supervises other portfolio management teams. He became a portfolio manager in June 1997. Zili Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995. He became a portfolio manager in 2002. He also manages the quantitative research team.

The daily management of the International Growth Fund I is directed by the following team of portfolio managers: Michael M. Perelstein, Vice President and Senior Portfolio Manager, joined American Century in October 2004. Prior to joining American Century, he was chief investment officer and managing partner with Ellis Island Partners LLC from May 2002 to October 2004 and executive vice president and head of international equities with Schroder Investment Management from January 1997 to May 2002. Keith Creveling, Vice President and Portfolio Manager, joined American Century in October 1999 and became a portfolio manager in April 2002.

The daily management of the Small Cap Fund is directed by the following team of portfolio managers: William Martin, Senior Vice President and Senior Portfolio Manager joined American Century in 1989 and became a portfolio manager in April 1991. Thomas P. Vaiana, Portfolio Manager joined American Century in February 1997 and became a portfolio manager in August 2000. Wilhelmine von Turk, Vice President and Portfolio Manager, joined American Century in November 1995 and became a portfolio manager in February 2000.

Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund's investment objective and strategy.

Small Cap Fund

FRANKLIN PORTFOLIO ASSOCIATES, LLC ("FRANKLIN PORTFOLIO")
One Boston Place, 29th Floor, Boston, Massachusetts 02108

Franklin Portfolio has been managing assets on behalf of institutional clients since 1982. As of June 30, 2005, Franklin Portfolio had approximately $28.6 billion in assets under management. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation and has no affiliation to Franklin/Templeton Group of Funds or Franklin Resources, Inc. A team of investment professionals at Franklin Portfolio, led by John S. Cone, its Chief Executive Officer and President, will be involved in the investment management of the portion of the assets of the Small Cap Fund allocated to Franklin. Mr. Cone, a Portfolio Manager, has been with Franklin since its inception in 1982.

International Growth I Fund

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")
500 Boylston Street, Boston, MA 02116

MFS is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. As of June 30, 2005, MFS had approximately $150 billion in assets under management. Effective June 20, 2005, MFS will manage approximately 25% of the assets of the International Growth I Fund using a team of portfolio managers. The team is comprised of David
R. Mannheim and Marcus Smith, each a Senior Vice President of MFS. Mr. Mannheim has been employed with MFS since 1988. Mr. Smith has been employed with MFS since 1994. They will have joint responsibility for making day-to-day investment decisions on behalf of MFS' portion of the Fund's assets.

--------------------------------------------------------------------------------

Value Fund

OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")
Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008

Oppenheimer has been an investment adviser since 1960. As of June 30, 2005, Oppenheimer and its subsidiaries and controlled affiliates managed more than $180 billion in assets including Oppenheimer funds with more than 7 million shareholders.

Day-to-day responsibility for managing the Value Fund is directed by Christopher Leavy. Mr. Leavy is the head of Oppenheimer's Value Equity Investment Team is a Senior Vice President and Portfolio Manager for Oppenheimer and its Value Fund. Mr. Leavy also co-manages other Oppenheimer funds. Before joining Oppenheimer in 2000, Mr. Leavy was a Vice President and Portfolio Manager at Morgan Stanley Dean Witter (from 1997).

Science & Technology Fund

RCM CAPITAL MANAGEMENT, LLC ("RCM")
4 Embarcadero Center
San Francisco, California 94111

RCM is an indirect wholly owned subsidiary of Allianz Global Investors ("AGI"). In turn, AGI is owned by Allianz AG. As of June 30, 2005, RCM had approximately $20.3 billion in total assets under management and advice.

The Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM's technology area and has extensive experience in managing technology portfolios. Huachen Chen, Senior Portfolio Manager, joined RCM in 1985 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.

Small Cap Fund
Blue Chip Growth Fund
Health Sciences Fund
Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation's leading no-load fund managers. As of June 30, 2005, T. Rowe Price and its affiliates had $244.8 billion in assets under management.

The Science & Technology Fund is managed by an investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He also is chairman of the investment advisory committees for the T. Rowe Price Science & Technology Fund and the T. Rowe Price Developing Technologies Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.

T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Gregory
A. McCrickard, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. McCrickard has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1991.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993.

The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Dr. Jenner was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998.

Core Equity Fund

WM ADVISORS, INC.
1201 Third Avenue, Seattle, Washington 98101

WM Advisors, Inc. has been in the business of investment management since 1944. It is an indirect wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company. As of June 30, 2005, WM Advisors, Inc. had $24.3 billion in assets under management.

Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager, manages that portion of Core Equity Fund for which WM Advisors, Inc. is responsible. Mr. Spencer has been employed by WM Advisors, Inc. and has managed several mutual funds since September 1999.

--------------------------------------------------------------------------------

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109

Since September 1, 1999, Wellington Management has been a sub-adviser for Core Equity. Wellington Management is a limited liability partnership owned entirely by 86 partners. As of June 30, 2005, Wellington Management managed approximately $484 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals. The firm and its affiliates have offices in Boston, Chicago, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.

Matthew E. Megargel, CFA, a Senior Vice President of Wellington Management, has served as portfolio manager of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001. Mr. Megargel joined the firm as an investment professional in 1983. Jeffrey L. Kripke, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001). Maya
K. Bittar, CFA, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Bittar has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since 1999. Michael D. Rodier, a Vice President of Wellington Management, joined the firm in 1982 and has been an investment professional since 1984. Mr. Rodier has been involved in portfolio management and securities analysis of the portion of the Core Equity Fund for which Wellington Management is responsible since May 2001.

LEGAL PROCEEDINGS

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of VALIC, AIGGIC and SAAMCo. AIGGIC and SAAMCo serve as subadvisers to several of the Funds. Neither VALIC, AIGGIC, SAAMCo or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC, AIGGIC or SAAMCo or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, AIGGIC and SAAMCo will need to obtain permission from the SEC to continue to serve the Funds. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2005.

                                         ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
FUND NAME                                DAILY NET ASSETS)
---------                           ---------------------------
Asset Allocation Fund                          0.50%
Blue Chip Growth Fund                          0.80%
Capital Conservation Fund                      0.50%
Core Equity Fund                               0.80%
Government Securities Fund                     0.50%
Growth & Income Fund                           0.75%
Health Sciences Fund                           1.00%
Income & Growth Fund                           0.77%
Inflation Protected Fund                       0.50%
International Equities Fund                    0.35%
International Government Bond Fund             0.50%
International Growth I Fund                    0.96%
Large Cap Growth Fund                          0.87%
Mid Cap Index Fund                             0.28%
Money Market I Fund                            0.50%
Nasdaq-100(R) Index Fund                       0.40%
Science & Technology Fund                      0.90%
Small Cap Fund                                 0.90%
Small Cap Index Fund                           0.33%
Social Awareness Fund                          0.50%
Stock Index Fund                               0.26%
Value Fund                                     0.78%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to Plans and separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Plans or insurance companies' separate accounts might be required to withdraw their investments in one or more Funds. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or Plan, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund's junk bond holdings. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer,

--------------------------------------------------------------------------------

including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Series Company's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily and paid monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005           2004           2003         2002         2001
                                                              --------       --------       --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  12.12       $  11.21       $  11.35     $  12.71     $  14.68
                                                              ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.27(d)        0.17(d)        0.25(d)      0.33         0.43
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.61           1.07          (0.12)       (1.03)       (0.79)
                                                              ----------------------------------------------------------------
  Total income (loss) from investment operations                  0.88           1.24           0.13        (0.70)       (0.36)
                                                              ----------------------------------------------------------------
Distributions from:
  Investment income                                              (0.27)         (0.19)         (0.26)       (0.33)       (0.43)
  Realized gain on securities                                    (0.45)         (0.14)         (0.01)       (0.33)       (1.18)
                                                              ----------------------------------------------------------------
  Total distributions                                            (0.72)         (0.33)         (0.27)       (0.66)       (1.61)
                                                              ----------------------------------------------------------------
Net asset value at end of period                              $  12.28       $  12.12       $  11.21     $  11.35     $  12.71
                                                              ----------------------------------------------------------------
TOTAL RETURN(a)                                                   7.31%         11.08%(e)       1.28%(e)    (5.57)%      (2.46)%
                                                              ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.65%          0.68%          0.72%        0.64%        0.58%
Ratio of expenses to average net assets(c                         0.65%          0.68%          0.72%        0.64%        0.58%
Ratio of expense reductions to average net assets                   --             --             --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       2.18%          1.47%          2.36%        2.71%        3.10%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.18%          1.47%          2.36%          --           --
Portfolio turnover rate                                            104%            75%           112%          71%         112%
Number of shares outstanding at end of period (000's)           15,256         15,869         14,704       15,944       16,388
Net assets at end of period (000's)                           $187,309       $192,301       $164,757     $180,925     $208,369

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.
(e) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED MAY 31,                NOVEMBER 1, 2000*
                                                              -------------------------------------------          TO
                                                               2005        2004        2003        2002       MAY 31, 2001
                                                              -------     -------     -------     -------   -----------------
PER SHARE DATA
Net asset value at beginning of period                        $  7.89     $  6.79     $  7.26     $  8.57        $ 10.00
                                                              ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.04(e)    (0.00)(e)   (0.01)(e)   (0.01)          0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.42        1.10       (0.46)      (1.29)         (1.43)
                                                              ---------------------------------------------------------------
  Total income (loss) from investment operations                 0.46        1.10       (0.47)      (1.30)         (1.41)
                                                              ---------------------------------------------------------------
Distributions from:
  Investment income                                             (0.03)         --          --       (0.01)         (0.02)
  Realized gain on securities                                      --          --          --          --             --
                                                              ---------------------------------------------------------------
  Total distributions                                           (0.03)         --          --       (0.01)         (0.02)
                                                              ---------------------------------------------------------------
Net asset value at end of period                              $  8.32     $  7.89     $  6.79     $  7.26        $  8.57
                                                              ---------------------------------------------------------------
TOTAL RETURN(a)                                                  5.81%      16.20%      (6.47)%    (15.22)%       (14.14)%
                                                              ---------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.08%       1.07%       1.24%       1.15%          0.88%(b)
Ratio of expenses to average net assets(d)                       1.10%       1.07%       1.24%       1.15%          0.88%(b)
Ratio of expense reductions to average net assets                0.01%       0.01%       0.03%       0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.47%      (0.02)%     (0.19)%     (0.17)%         0.31%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.45%      (0.02)%     (0.19)%        --             --
Portfolio turnover rate                                            42%         30%         44%         39%            70%
Number of shares outstanding at end of period (000's)           5,847       5,116       3,495       2,763          1,702
Net assets at end of period (000's)                           $48,638     $40,369     $23,728     $20,063        $14,592

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED MAY 31,
                                                              ---------------------------------------------------------
                                                               2005        2004          2003        2002        2001
                                                              -------     -------       -------     -------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  9.53     $ 10.04       $  9.38     $  9.34     $  8.78
                                                              ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.37(e)     0.28(e)       0.36(e)     0.52        0.58
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.19       (0.37)         0.68        0.04        0.56
                                                              ---------------------------------------------------------
  Total income (loss) from investment operations                 0.56       (0.09)         1.04        0.56        1.14
                                                              ---------------------------------------------------------
Distributions from:
  Investment income                                             (0.38)      (0.31)        (0.38)      (0.52)      (0.58)
  Realized gain on securities                                   (0.05)      (0.11)           --          --          --
                                                              ---------------------------------------------------------
  Total distributions                                           (0.43)      (0.42)        (0.38)      (0.52)      (0.58)
                                                              ---------------------------------------------------------
Net asset value at end of period                              $  9.66     $  9.53       $ 10.04     $  9.38     $  9.34
                                                              ---------------------------------------------------------
TOTAL RETURN(a)                                                  5.99%      (0.82)%(f)    11.31%       6.12%      13.35%
                                                              ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.70%       0.68%         0.70%       0.65%       0.58%
Ratio of expenses to average net assets(d)                       0.70%       0.68%         0.70%       0.65%       0.58%
Ratio of expense reductions to average net assets                  --          --            --          --          --
Ratio of net investment income (loss) to average net
  assets(c)                                                      3.83%       2.89%         3.77%       5.50%       6.35%
Ratio of net investment income (loss) to average net
  assets(d)                                                      3.83%       2.89%         3.77%         --          --
Portfolio turnover rate                                           198%        171%          218%        132%        418%
Number of shares outstanding at end of period (000's)           8,997       8,167         8,954       7,440       6,058
Net assets at end of period (000's)                           $86,903     $77,836       $89,866     $69,785     $56,560

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

CORE EQUITY FUND
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                              --------------------------------------------------------------
                                                                2005          2004          2003         2002         2001
                                                              --------      --------      --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  11.77      $  10.12      $  11.10     $  13.36     $  23.31
                                                                   ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(d)       0.10(d)       0.11(d)      0.07         0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.60          1.65         (0.98)       (2.26)       (2.54)
                                                                   ---------------------------------------------------------
  Total income (loss) from investment operations                  0.76          1.75         (0.87)       (2.19)       (2.50)
                                                                   ---------------------------------------------------------
Distributions from:
  Investment income                                              (0.16)        (0.10)        (0.11)       (0.07)       (0.04)
  Realized gain on securities                                       --            --            --           --        (7.41)
                                                                   ---------------------------------------------------------
  Total distributions                                            (0.16)        (0.10)        (0.11)       (0.07)       (7.45)
                                                                   ---------------------------------------------------------
Net asset value at end of period                              $  12.37      $  11.77      $  10.12     $  11.10     $  13.36
                                                                   ---------------------------------------------------------
TOTAL RETURN(a)                                                   6.48%        17.36%        (7.79)%     (16.43)%     (11.62)%
                                                                   ---------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.85%         0.85%         0.85%        0.84%        0.86%
Ratio of expenses to average net assets(c)                        0.93%         0.95%         0.97%        0.93%        0.88%
Ratio of expense reductions to average net assets                 0.01%         0.01%         0.05%        0.00%        0.00%
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.30%         0.88%         1.08%        0.55%        0.24%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.22%         0.79%         0.96%          --           --
Portfolio turnover rate                                             31%           28%           25%          64%          71%
Number of shares outstanding at end of period (000's)           43,687        51,118        55,358       61,675       68,430
Net assets at end of period (000's)                           $540,620      $601,756      $560,038     $684,642     $913,980

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED MAY 31,
                                                             --------------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
                                                             --------       --------       --------       --------       --------
PER SHARE DATA
Net asset value at beginning of period                       $   9.82          11.24       $  10.37       $  10.07       $   9.51
                                                              -------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.31(d)        0.27(d)        0.38(d)        0.51           0.58
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       0.33          (0.65)          0.95           0.30           0.56
                                                              -------------------------------------------------------------------
  Total income (loss) from investment operations                 0.64          (0.38)          1.33           0.81           1.14
                                                              -------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.32)         (0.29)         (0.39)         (0.51)         (0.58)
  Realized gain on securities                                      --          (0.75)         (0.07)            --             --
                                                              -------------------------------------------------------------------
  Total distributions                                           (0.32)         (1.04)         (0.46)         (0.51)         (0.58)
                                                              -------------------------------------------------------------------
Net asset value at end of period                             $  10.14       $   9.82       $  11.24       $  10.37       $  10.07
                                                              -------------------------------------------------------------------
TOTAL RETURN(a)                                                  6.54(e)       (3.40)%        12.99%          8.17%         12.23%
                                                              -------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.66%          0.65%          0.66%          0.63%          0.58%
Ratio of expenses to average net assets(c)                       0.66%          0.65%          0.66%          0.63%          0.58%
Ratio of expense reductions to average net assets                  --             --             --             --             --
Ratio of net investment income (loss) to average net
  assets(b)                                                      3.03%          2.59%          3.54%          4.89%          5.83%
Ratio of net investment income (loss) to average net
  assets(c)                                                      3.03%          2.59%          3.54%            --             --
Portfolio turnover rate                                           216%           169%           201%            89%            84%
Number of shares outstanding at end of period (000's)          13,361         14,904         17,836         12,993         11.873
Net assets at end of period (000's)                          $135,549       $146,347       $200,412       $134,726       $119,514

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.
(e) The Funds performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  12.87     $  11.32     $  12.87     $  14.84     $  21.04
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.19(e)      0.07(e)      0.09(e)      0.08         0.11
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.15         1.55        (1.55)       (1.75)       (2.39)
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.34         1.62        (1.46)       (1.67)       (2.28)
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.19)       (0.07)       (0.09)       (0.09)       (0.11)
  Realized gain on securities                                       --           --           --        (0.21)       (3.81)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.19)       (0.07)       (0.09)       (0.30)       (3.92)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  14.02     $  12.87     $  11.32     $  12.87     $  14.84
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                  10.47%       14.33%      (11.31)%     (11.36)%     (10.91)%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.85%        0.85%        0.85%        0.85%        0.82%
Ratio of expenses to average net assets(d)                        0.90%        0.89%        0.91%        0.87%        0.83%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.41%        0.55%        0.82%        0.59%        0.62%
Ratio of net investment income (loss) to average net
  assets(d)                                                       1.35%        0.51%        0.76%          --           --
Portfolio turnover rate                                             74%         168%          97%         110%          65%
Number of shares outstanding at end of period (000's)           12,102       13,963       15,402       17,145       18,026
Net assets at end of period (000's)                           $169,724     $179,737     $174,359     $220,745     $267,487

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                                         YEAR ENDED MAY 31,                     NOVEMBER 1, 2000*
                                                         ---------------------------------------------------           TO
                                                           2005           2004          2003          2002        MAY 31, 2001
                                                         --------       --------       -------       -------    -----------------
PER SHARE DATA
Net asset value at beginning of period                   $  10.06       $   7.98       $  7.76       $  8.93         $ 10.00
                                                         ------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                              (0.08)(e)      (0.07)(e)     (0.05)(e)     (0.04)           0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                      (0.02)          2.15          0.27         (1.13)          (1.07)
                                                         ------------------------------------------------------------------------
  Total income (loss) from investment operations            (0.10)          2.08          0.22         (1.17)          (1.06)
                                                         ------------------------------------------------------------------------
Distributions from:
  Investment income                                            --             --            --            --           (0.01)
  Realized gain on securities                               (0.47)            --            --            --              --
                                                         ------------------------------------------------------------------------
  Total distributions                                       (0.47)            --            --            --           (0.01)
                                                         ------------------------------------------------------------------------
Net asset value at end of period                         $   9.49       $  10.06       $  7.98       $  7.76         $  8.93
                                                         ------------------------------------------------------------------------
TOTAL RETURN(a)                                             (1.23)%        26.07%         2.84%(f)    (13.10)%        (10.60)%
                                                         ------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                   1.17%          1.15%         1.24%         1.22%           1.08%(b)
Ratio of expenses to average net assets(d)                   1.17%          1.15%         1.24%         1.22%           1.08%(b)
Ratio of expense reductions to average net assets            0.01%          0.03%         0.03%         0.00%           0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                 (0.80)%        (0.77)%       (0.75)%       (0.65)%         (0.03)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                 (0.80)%        (0.77)%       (0.75)%          --              --
Portfolio turnover rate                                        49%            41%           48%           70%            158%
Number of shares outstanding at end of period (000's)      15,856         15,312         9,732         7,029           2,684
Net assets at end of period (000's)                      $150,541       $154,050       $77,673       $54,514         $23,965

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INCOME & GROWTH FUND
--------------------------------------------------------------------------------

                                                                         YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                           -----------------------------------------------             TO
                                                             2005         2004         2003         2002          MAY 31, 2001
                                                           --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                         9.07     $   7.73     $   8.51     $   9.61          $  10.00
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 0.20(e)      0.13(e)      0.11(e)      0.08              0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                     0.80         1.34        (0.79)       (1.10)            (0.40)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations               1.00         1.47        (0.68)       (1.02)            (0.36)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                           (0.20)       (0.13)       (0.10)       (0.08)            (0.03)
  Realized gain on securities                                    --           --           --           --                --
                                                           ----------------------------------------------------------------------
  Total distributions                                         (0.20)       (0.13)       (0.10)       (0.08)            (0.03)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $   9.87     $   9.07     $   7.73     $   8.51          $   9.61
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                               11.07%       19.16%       (7.87)%     (10.58)%           (3.60)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                     0.83%        0.83%        0.83%        0.83%             0.83%(b)
Ratio of expenses to average net assets(d)                     0.91%        0.91%        0.93%        0.93%             0.87%(b)
Ratio of expense reductions to average net assets                --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                    2.05%        1.50%        1.47%        0.91%             0.79%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                    1.97%        1.43%        1.37%          --                --
Portfolio turnover rate                                          72%          71%          64%          65%               72%
Number of shares outstanding at end of period (000's)        23,445       25,344       26,008       27,664            27,197
Net assets at end of period (000's)                        $231,351     $229,928     $200,919     $235,508          $261,303

INFLATION PROTECTED FUND
--------------------------------------------------------------------------------

                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                             $ 10.00
                                                              -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                        0.20(e)
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                                1.10
                                                              -----------------
  Total income (loss) from investment operations                      0.30
                                                              -----------------
Distributions from:
  Investment income                                                  (0.13)
  Realized gain on securities                                           --
                                                              -----------------
  Total distributions                                                (0.13)
                                                              -----------------
Net asset value at end of period                                   $ 10.17
                                                              -----------------
TOTAL RETURN(a)                                                       3.00%
                                                              -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.65%(b)
Ratio of expenses to average net assets(d)                            2.27%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                           4.67%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                           3.05%(b)
Portfolio turnover rate                                                 39%
Number of shares outstanding at end of period (000's)                1,069
Net assets at end of period (000's)                                $10,873

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                2005         2004        2003         2002         2001
                                                              --------     --------     -------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   6.80     $   5.50     $  6.67     $   8.78     $  12.55
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(d)      0.12(d)     0.09(d)      0.09         0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.73         1.29       (1.20)       (1.07)       (2.46)
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  0.89         1.41       (1.11)       (0.98)       (2.34)
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.11)      (0.06)       (0.16)       (0.09)
  Realized gain on securities                                       --           --          --        (0.97)       (1.34)
                                                              -----------------------------------------------------------
  Total distributions                                            (0.13)       (0.11)      (0.06)       (1.13)       (1.43)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $   7.56     $   6.80     $  5.50     $   6.67     $   8.78
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                  13.10%(e)    25.78%     (16.64)%     (10.66)%     (19.59)%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expenses to average net assets(c)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expense reductions to average net assets                   --           --          --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       2.17%        1.96%       1.71%        1.16%        1.08%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.17%        1.96%       1.71%          --           --
Portfolio turnover rate                                             68%          12%          0%          45%          45%
Number of shares outstanding at end of period (000's)           65,340       29,964      16,491       15,226       13,501
Net assets at end of period (000's)                           $493,945     $203,768     $90,680     $101,562     $118,524

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                2005         2004         2003         2002        2001
                                                              --------     --------     --------     --------     -------
PER SHARE DATA
Net asset value at beginning of period                        $  13.40     $  13.83     $  11.04     $  10.10     $ 10.88
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.50(d)      0.55(d)      0.05(d)      0.54        0.43
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.08        (0.25)        2.81         0.49       (0.91)
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  1.58         0.30         2.86         1.03       (0.48)
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.76)       (0.52)          --           --       (0.26)
  Realized gain on securities                                    (1.18)       (0.21)       (0.07)       (0.09)      (0.04)
                                                              -----------------------------------------------------------
  Total distributions                                            (1.94)       (0.73)       (0.07)       (0.09)      (0.30)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $  13.04     $  13.40     $  13.83     $  11.04     $ 10.10
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                  12.30%        2.10%       25.96%       10.23%      (4.47)%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.69%        0.72%        0.77%        0.73%       0.58%
Ratio of expenses to average net assets(c)                        0.69%        0.72%        0.77%        0.73%       0.58%
Ratio of expense reductions to average net assets                   --           --           --           --          --
Ratio of net investment income (loss) to average net
  assets(b)                                                       3.77%        3.95%        4.81%        5.71%       3.82%
Ratio of net investment income (loss) to average net
  assets(c)                                                       3.77%        3.95%        4.81%          --          --
Portfolio turnover rate                                            136%         119%          70%         110%         72%
Number of shares outstanding at end of period (000's)           11,362       10,753       11,386        9,242       9,898
Net assets at end of period (000's)                           $148,171     $144,083     $157,478     $102,053     $99,977

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.
(e) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERNATIONAL GROWTH I FUND
--------------------------------------------------------------------------------

                                                                        YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                          -----------------------------------------------             TO
                                                            2005         2004         2003         2002          MAY 31, 2001
                                                          --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                    $   7.38     $   6.07     $   7.25     $   8.31          $  10.00
                                                          ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                0.08(e)      0.06(e)      0.08(e)      0.05              0.05
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                    0.69         1.31        (1.15)       (1.09)            (1.70)
                                                          ----------------------------------------------------------------------
  Total income (loss) from investment operations              0.77         1.37        (1.07)       (1.04)            (1.65)
                                                          ----------------------------------------------------------------------
Distributions from:
  Investment income                                          (0.08)       (0.06)       (0.11)       (0.02)            (0.04)
  Realized gain on securities                                   --           --           --           --                --
                                                          ----------------------------------------------------------------------
  Total distributions                                        (0.08)       (0.06)       (0.11)       (0.02)            (0.04)
                                                          ----------------------------------------------------------------------
Net asset value at end of period                          $   8.07     $   7.38     $   6.07     $   7.25          $   8.31
                                                          ----------------------------------------------------------------------
TOTAL RETURN(a)                                              10.46%       22.57%      (14.76)%     (12.56)%           (3.60)%
                                                          ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                    1.03%        1.06%        1.06%        1.06%             1.06%(b)
Ratio of expenses to average net assets(d)                    1.29%        1.28%        1.36%        1.33%             1.10%(b)
Ratio of expense reductions to average net assets               --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                   0.99%        0.83%        1.25%        0.67%             0.99%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                   0.73%        0.61%        0.95%          --                --
Portfolio turnover rate                                         94%         164%         192%         205%              183%
Number of shares outstanding at end of period (000's)       46,352       52,010       56,825       60,441            64,151
Net assets at end of period (000's)                       $374,189     $383,924     $345,213     $438,474          $533,368

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                        YEAR ENDED MAY 31,                    DECEMBER 11, 2000*
                                                          -----------------------------------------------             TO
                                                            2005         2004         2003         2002          MAY 31, 2001
                                                          --------     --------     --------     --------     ------------------
PER SHARE DATA
Net asset value at beginning of period                    $   6.23     $   5.45     $   6.20     $   7.43          $  10.00
                                                          ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                0.03(e)     (0.00)(e)     0.00(e)     (0.01)            (0.01)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                    0.16         0.78        (0.75)       (1.22)            (2.56)
                                                          ----------------------------------------------------------------------
  Total income (loss) from investment operations              0.19         0.78        (0.75)       (1.23)            (2.57)
                                                          ----------------------------------------------------------------------
Distributions from:
  Investment income                                          (0.03)          --           --           --                --
  Realized gain on securities                                   --           --           --           --                --
                                                          ----------------------------------------------------------------------
  Total distributions                                        (0.03)          --           --           --                --
                                                          ----------------------------------------------------------------------
Net asset value at end of period                          $   6.39     $   6.23     $   5.45     $   6.20          $   7.43
                                                          ----------------------------------------------------------------------
TOTAL RETURN(a)                                               3.12%       14.31%      (12.04)%     (16.55)%          (25.70)%
                                                          ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                    0.98%        1.06%        1.06%        1.05%             1.06%(b)
Ratio of expenses to average net assets(d)                    1.00%        1.08%        1.10%        1.15%             1.10%(b)
Ratio of expense reductions to average net assets               --           --           --           --                --
Ratio of net investment income (loss) to average net
  assets(c)                                                   0.55%       (0.07)%       0.05%       (0.13)%           (0.27)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                   0.53%       (0.09)%       0.01%          --                --
Portfolio turnover rate                                        132%         141%          86%         150%               94%
Number of shares outstanding at end of period (000's)       57,197       69,559       78,170       83,752            84,055
Net assets at end of period (000's)                       $365,292     $433,278     $426,061     $519,129          $624,700

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                         ------------------------------------------------------------------------
                                                            2005          2004          2003          2002             2001
                                                         ----------    ----------    ----------    ----------    ----------------
PER SHARE DATA
Net asset value at beginning of period                   $    19.41    $    15.62    $    18.01    $    19.82       $    23.73
                                                            ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 0.19(d)       0.14(d)       0.11(d)       0.13             0.19
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                  2.42          3.94         (1.88)         0.16             1.74
                                                            ---------------------------------------------------------------------
  Total income (loss) from investment operations               2.61          4.08         (1.77)         0.29             1.93
                                                            ---------------------------------------------------------------------
Distributions from:
  Investment income                                           (0.19)        (0.15)        (0.10)        (0.14)           (0.19)
  Realized gain on securities                                 (0.37)        (0.14)        (0.52)        (1.96)           (5.65)
                                                            ---------------------------------------------------------------------
  Total distributions                                         (0.56)        (0.29)        (0.62)        (2.10)           (5.84)
                                                            ---------------------------------------------------------------------
Net asset value at end of period                         $    21.46    $    19.41    $    15.62    $    18.01       $    19.82
                                                            ---------------------------------------------------------------------
TOTAL RETURN(a)                                               13.50%        26.22%        (9.50)%        2.03%           10.11%
                                                            ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expenses to average net assets(c)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expense reductions to average net assets                --            --            --            --               --
Ratio of net investment income (loss) to average net
  assets(b)                                                    0.95%         0.80%         0.77%         0.74%            0.84%
Ratio of net investment income (loss) to average net
  assets(c)                                                    0.95%         0.80%         0.77%           --               --
Portfolio turnover rate                                          14%           11%           10%           17%              34%
Number of shares outstanding at end of period (000's)        89,704        80,118        70,135        64,086           52,860
Net assets at end of period (000's)                      $1,925,334    $1,554,815    $1,095,294    $1,154,008       $1,047,680

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
                                                              --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ----------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(d)       0.01(d)       0.01(d)       0.02          0.06
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                              --            --            --            --            --
                                                              ----------------------------------------------------------------
  Total income (loss) from investment operations                  0.01          0.01          0.01          0.02          0.06
                                                              ----------------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
  Realized gain on securities                                       --            --            --            --            --
                                                              ----------------------------------------------------------------
  Total distributions                                            (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
                                                              ----------------------------------------------------------------
Net asset value at end of period                              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              ----------------------------------------------------------------
TOTAL RETURN(a)                                                   1.46%         0.51%         1.00%         2.14%         5.77%
                                                              ----------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.57%         0.60%         0.59%         0.60%         0.57%
Ratio of expenses to average net assets(c)                        0.61%         0.64%         0.64%         0.62%         0.58%
Ratio of expense reductions to average net assets                   --            --            --            --            --
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.43%         0.51%         1.01%         2.07%         5.59%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.40%         0.47%         0.96%           --            --
Portfolio turnover rate                                            N/A           N/A           N/A           N/A           N/A
Number of shares outstanding at end of period (000's)          407,934       453,707       524,446       734,135       579,507
Net assets at end of period (000's)                           $407,933      $453,707      $524,446      $734,135      $579,507

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED MAY 31,                OCTOBER 2, 2000*
                                                              -------------------------------------------          TO
                                                               2005        2004        2003        2002       MAY 31, 2001
                                                              -------     -------     -------     -------   ----------------
PER SHARE DATA
Net asset value at beginning of period                        $  4.11     $  3.36     $  3.40     $  5.09       $ 10.00
                                                               -------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.03(e)    (0.01)(e)   (0.01)(e)   (0.01)         0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.17        0.76       (0.03)      (1.68)        (4.91)
                                                               -------------------------------------------------------------
  Total income (loss) from investment operations                 0.20        0.75       (0.04)      (1.69)        (4.90)
                                                               -------------------------------------------------------------
Distributions from:
  Investment income                                             (0.03)         --          --          --         (0.01)
  Realized gain on securities                                      --          --          --          --            --
                                                               -------------------------------------------------------------
  Total distributions                                           (0.03)         --          --          --         (0.01)
                                                               -------------------------------------------------------------
Net asset value at end of period                              $  4.28     $  4.11     $  3.36     $  3.40       $  5.09
                                                               -------------------------------------------------------------
TOTAL RETURN(a)                                                  4.81%      22.32%      (1.18)%    (33.20)%      (49.01)%
                                                               -------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.65%       0.63%       0.81%       0.77%         0.52%(b)
Ratio of expenses to average net assets(d)                       0.65%       0.63%       0.81%       0.77%         0.52%(b)
Ratio of expense reductions to average net assets                  --          --          --          --            --
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.73%      (0.32)%     (0.48)%     (0.36)%        0.31%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.73%      (0.32)%     (0.48)%        --            --
Portfolio turnover rate                                             8%         14%          6%          2%           19%
Number of shares outstanding at end of period (000's)          21,147      22,672      15,570       7,786         3,732
Net assets at end of period (000's)                           $90,520     $93,089     $52,306     $26,449       $19,005

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    11.08     $     9.14     $     9.56     $    17.28     $    41.14
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  (0.00)(e)      (0.07)(e)      (0.05)(e)      (0.07)         (0.17)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       0.19           2.01          (0.37)         (6.86)        (15.86)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations                 0.19           1.94          (0.42)         (6.93)        (16.03)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                                --             --             --             --             --
  Realized gain on securities                                      --             --             --          (0.79)         (7.83)
                                                           ----------------------------------------------------------------------
  Total distributions                                              --             --             --          (0.79)         (7.83)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $    11.27     $    11.08     $     9.14     $     9.56     $    17.28
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                                  1.71%         21.23%         (4.39)%       (41.26)%       (42.24)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.03%          1.01%          1.00%          1.00%          0.98%
Ratio of expenses to average net assets(d)                       1.03%          1.02%          1.04%          1.02%          0.98%
Ratio of expense reductions to average net assets                0.01%          0.01%          0.02%          0.00%          0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                     (0.02)%        (0.68)%        (0.66)%        (0.59)%        (0.66)%
Ratio of net investment income (loss) to average net
  assets(d)                                                     (0.02)%        (0.69)%        (0.71)%           --             --
Portfolio turnover rate                                            56%            56%            53%           104%           176%
Number of shares outstanding at end of period (000's)         107,429        126,963        129,123        129,126        116,654
Net assets at end of period (000's)                        $1,210,236     $1,406,766     $1,180,380     $1,234,937     $2,015,574

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does not include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

SMALL CAP FUND
--------------------------------------------------------------------------------

                                                                    YEAR ENDED MAY 31,                         DECEMBER 11, 2000*
                                                   -----------------------------------------------------               TO
                                                     2005           2004           2003           2002            MAY 31, 2001
                                                   --------       --------       --------       --------       ------------------
PER SHARE DATA
Net asset value at beginning of period             $   9.75       $   7.67       $   8.75       $   9.09            $  10.00
                                                   ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                        (0.02)(e)      (0.04)(e)      (0.02)(e)      (0.01)              (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                 1.28           2.12          (1.06)         (0.33)              (0.90)
                                                   ----------------------------------------------------------------------
  Total income (loss) from investment operations       1.26           2.08          (1.08)         (0.34)              (0.91)
                                                   ----------------------------------------------------------------------
Distributions from:
  Investment income                                      --             --             --             --                  --
  Realized gain on securities                            --             --             --             --                  --
                                                   ----------------------------------------------------------------------
  Total distributions                                    --             --             --             --                  --
                                                   ----------------------------------------------------------------------
Net asset value at end of period                   $  11.01       $   9.75       $   7.67       $   8.75            $   9.09
                                                   ----------------------------------------------------------------------
TOTAL RETURN(a)                                       12.92%(f)      27.12%        (12.34)%        (3.74)%             11.51%
                                                   ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)             0.95%          0.95%          0.95%          0.95%               0.95%(b)
Ratio of expenses to average net assets(d)             1.05%          1.04%          1.06%          1.06%               1.00%(b)
Ratio of expense reductions to average net assets        --             --             --             --                  --
Ratio of net investment income (loss) to average
  net assets(c)                                       (0.17)%        (0.39)%        (0.29)%        (0.15)%             (0.14)%(b)
Ratio of net investment income (loss) to average
  net assets(d)                                       (0.27)%        (0.48)%        (0.40)%           --                  --
Portfolio turnover rate                                 119%            66%            74%            68%                130%
Number of shares outstanding at end of period
  (000's)                                            55,101         62,391         69,895         75,125              78,572
Net assets at end of period (000's)                $606,923       $608,133       $535,870       $657,045            $714,608

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  13.97     $  10.86     $  11.97     $  14.11     $  15.66
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.11(e)      0.08(e)      0.09(e)      0.13         0.19
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.21         3.13        (1.12)       (0.32)        0.40
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.32         3.21        (1.03)       (0.19)        0.59
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.10)       (0.08)       (0.13)       (0.19)
  Realized gain on securities                                       --           --           --        (1.82)       (1.95)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.13)       (0.10)       (0.08)       (1.95)       (2.14)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  15.16     $  13.97     $  10.86     $  11.97     $  14.11
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                   9.46%       29.62%       (8.55)%      (1.08)%       5.23%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                        0.46%        0.48%        0.52%        0.48%        0.44%
Ratio of expenses to average net assets(d)                        0.46%        0.48%        0.52%        0.48%        0.44%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(c)                                                       0.78%        0.65%        0.93%        1.03%        1.31%
Ratio of net investment income (loss) to average net
  assets(d)                                                       0.78%        0.65%        0.93%          --           --
Portfolio turnover rate                                             18%          15%          35%          34%          57%
Number of shares outstanding at end of period (000's)           45,300       34,417       24,411       21,473       16,769
Net assets at end of period (000's)                           $686,567     $480,867     $265,018     $257,046     $236,530

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does not include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation on investment restrictions.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  18.28     $  15.73     $  17.66     $  21.01     $  24.77
                                                              ------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.27(d)      0.16(d)      0.16(d)      0.13         0.20
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.09         2.55        (1.60)       (2.76)       (3.23)
                                                              ------------------------------------------------------------
  Total income (loss) from investment operations                  1.36         2.71        (1.44)       (2.63)       (3.03)
                                                              ------------------------------------------------------------
Distributions from:
  Investment income                                              (0.26)       (0.16)       (0.15)       (0.14)       (0.20)
  Realized gain on securities                                       --           --        (0.34)       (0.58)       (0.53)
                                                              ------------------------------------------------------------
  Total distributions                                            (0.26)       (0.16)       (0.49)       (0.72)       (0.73)
                                                              ------------------------------------------------------------
Net asset value at end of period                              $  19.38     $  18.28     $  15.73     $  17.66     $  21.01
                                                              ------------------------------------------------------------
TOTAL RETURN(a)                                                   7.47%       17.27%       (7.89)%     (12.77)%     (12.33)%
                                                              ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.63%        0.63%        0.65%        0.61%        0.58%
Ratio of expenses to average net assets(c)                        0.63%        0.63%        0.65%        0.61%        0.58%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.42%        0.89%        1.05%        0.69%        0.85%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.42%        0.89%        1.05%          --           --
Portfolio turnover rate                                             53%          79%          58%          40%          29%
Number of shares outstanding at end of period (000's)           20,461       21,814       22,221       23,444       23,321
Net assets at end of period (000's)                           $396,563     $398,820     $349,610     $414,108     $489,982

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    30.74     $    26.51     $    30.11     $    36.89     $    42.98
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.54(d)        0.39(d)        0.35(d)        0.33           0.35
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       1.88           4.33          (2.97)         (5.45)         (4.99)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations                 2.42           4.72          (2.62)         (5.12)         (4.64)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.54)         (0.39)         (0.34)         (0.34)         (0.35)
  Realized gain on securities                                   (0.45)         (0.10)         (0.64)         (1.32)         (1.10)
                                                           ----------------------------------------------------------------------
  Total distributions                                           (0.99)         (0.49)         (0.98)         (1.66)         (1.45)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $    32.17     $    30.74     $    26.51     $    30.11     $    36.89
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                                  7.89%         17.90%         (8.44)%       (14.16)%       (10.87)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expenses to average net assets(c)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expense reductions to average net assets                  --             --             --             --             --
Ratio of net investment income (loss) to average net
  assets(b)                                                      1.72%          1.33%          1.39%          1.01%          0.86%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.72%          1.33%          1.39%            --             --
Portfolio turnover rate                                             5%             3%             6%             6%             7%
Number of shares outstanding at end of period (000's)         138,996        137,616        136,800        135,870        131,180
Net assets at end of period (000's)                        $4,471,146     $4,230,395     $3,627,137     $4,091,054     $4,839,632

(a) Total return is annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursements, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.

VALUE FUND
--------------------------------------------------------------------------------

                                                                    YEAR ENDED MAY 31,            DECEMBER 31, 2001*
                                                              -------------------------------             TO
                                                               2005        2004        2003          MAY 31, 2002
                                                              -------     -------     -------     ------------------
PER SHARE DATA
Net asset value at beginning of period                        $  9.99     $  8.62     $  9.69          $ 10.00
                                                              --------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.06(e)     0.08(e)     0.07(e)          0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           1.42        1.38       (1.05)           (0.31)
                                                              --------------------------------------------------
  Total income (loss) from investment operations                 1.48        1.46       (0.98)           (0.29)
                                                              --------------------------------------------------
Distributions from:
  Investment income                                             (0.01)      (0.09)      (0.06)           (0.02)
  Realized gain on securities                                   (0.31)         --       (0.03)              --
                                                              --------------------------------------------------
  Total distributions                                           (0.32)      (0.09)      (0.09)           (0.02)
                                                              --------------------------------------------------
Net asset value at end of period                              $ 11.15     $  9.99     $  8.62          $  9.69
                                                              --------------------------------------------------
TOTAL RETURN(a)                                                 14.83%(f)   17.01%     (10.01)%          (2.89)%
                                                              --------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       1.28%       1.32%       1.50%            1.46%(b)
Ratio of expenses to average net assets(d)                       1.39%       1.32%       1.50%            1.46%(b)
Ratio of expense reductions to average net assets                  --          --          --               --
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.60%       0.89%       0.94%            0.52%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.49%       0.89%       0.94%              --
Portfolio turnover rate                                           144%         36%         40%              20%
Number of shares outstanding at end of period (000's)           2,053       1,448       1,291            1,121
Net assets at end of period (000's)                           $22,890     $14,472     $11,134          $10,855

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.
(f) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                               September 19, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds (the "Funds"), seven of which are described in this Prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                          International Equities Fund
                               Mid Cap Index Fund
                              Money Market I Fund
                            Nasdaq-100(R) Index Fund
                           Science & Technology Fund
                              Small Cap Index Fund
                                Stock Index Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  International Equities Fund...............................     4
  Mid Cap Index Fund........................................     6
  Money Market I Fund.......................................     8
  Nasdaq-100 Index Fund.....................................     9
  Science & Technology Fund.................................    12
  Small Cap Index Fund......................................    15
  Stock Index Fund..........................................    17
EXPENSE SUMMARY.............................................    19
INVESTMENT GLOSSARY.........................................    20
  American Depositary Receipts..............................    20
  Asset-Backed Securities...................................    20
  Derivatives...............................................    20
  Diversification...........................................    20
  Equity Securities.........................................    20
  Exchange Traded Funds.....................................    20
  Fixed Income Securities...................................    20
  Foreign Currency..........................................    21
  Foreign Securities........................................    21
  Illiquid Securities.......................................    21
  Lending Portfolio Securities..............................    22
  Loan Participations.......................................    22
  Money Market Securities...................................    22
  Mortgage-Related Securities...............................    22
  Repurchase Agreements.....................................    23
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    23
  Temporary Defensive Investment Strategy...................    23
  When-Issued Securities....................................    23
ABOUT PORTFOLIO TURNOVER....................................    23
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    24
  Investment Adviser........................................    24
  Investment Sub-Advisers...................................    24
     AIG Global Investment Corp. ...........................    25
     AIG SunAmerica Asset Management Corp. .................    25
     RCM Capital Management LLC.............................    25
     T. Rowe Price Associates, Inc. ........................    25
  Legal Proceedings.........................................    26
  How VALIC is Paid for its Services........................    26
ACCOUNT INFORMATION.........................................    27
  Series Company Shares.....................................    27
  Buying and Selling Shares.................................    27
  Frequent or Short-term Trading............................    27
  Selective Disclosure of Portfolio Holdings................    28
  How Shares are Valued.....................................    28
  Dividends and Capital Gains...............................    28
  Tax Consequences..........................................    28
FINANCIAL HIGHLIGHTS........................................    29
INTERESTED IN LEARNING MORE.................................    33

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.


All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowing for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%
2003                                             29.64%
2004                                             17.86%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.26%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             17.86%   -4.35%     4.04%
EAFE Index                           20.25%   -1.13%     5.62%
----------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)

1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%
2002                                             (14.90)%
2003                                             35.12%
2004                                             16.05%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 3.69%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             16.05%    9.03%     15.72%
S&P MidCap 400(R) Index              16.48%    9.54%     16.10%
----------------------------------------------------------------

The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%
2003                                              0.60%
2004                                              0.80%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 1.07%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             0.80%     2.44%     3.78%
30 Day CD Rate                       0.93%     2.19%     3.43%
----------------------------------------------------------------

NASDAQ-100(R) INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund's net assets in companies that are listed in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each such security on the Fund's performance is greater.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Nasdaq-100(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

2001                                            (32.48)%
2002                                            (38.26)%
2003                                             49.28%
2004                                             10.05%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -8.10%.

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  -36.17%, quarter ending September 30, 2001

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the Nasdaq-100(R) Index for the periods shown.
------------------------------------------------------------------

                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004                 1 YEAR     (10/1/2000)
-----------------------                 ------   ---------------
The Fund                                10.05%       -16.95%
Nasdaq-100(R) Index                     10.75%       -16.82%
----------------------------------------------------------------

The Nasdaq-100(R) Index represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization) as discussed in Investment Strategy above.

More about the Nasdaq-100(R) Index: To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq(R), with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100(R) Index to track general stock market performance. The Corporations' only relationship to the Series Company (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100(R) Index which is determined, composed and calculated by Nasdaq(R) without regard to Licensee or the Fund. Nasdaq(R) has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100(R) Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
RCM Capital Management LLC ("RCM")
T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology. "Net assets" will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials;

- defense and aerospace;

- nanotechnology;

- energy equipment and services; and

- electronic manufacturing services.

Stock selection generally reflects a growth approach based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings ("IPOs"), and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country. All percentages are calculated as of the time of purchase.

The Fund has the ability to invest in short positions of exchange traded funds ("ETFs") and in short positions of individual securities, in aggregate, up to 10% of total assets.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies) that may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index and S&P 500 Information Technology. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.


This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Effective September 19, 2005, RCM was added as a co-sub-adviser to the Fund.

                                  (BAR CHART)

1995                                            61.66%
1996                                            13.81%
1997                                             2.61%
1998                                            42.13%
1999                                           100.95%
2000                                           (34.13)%
2001                                           (41.18)%
2002                                           (40.21)%
2003                                            51.47%
2004                                             0.79%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -3.59%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -40.15%, quarter ending September 30, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index and S&P 500 Information Technology for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
AS OF DECEMBER 31, 2004       1 YEAR   5 YEARS     (4/29/1994)
-----------------------       ------   -------   ---------------
The Fund                       0.79%   -18.77%        6.67%
S&P 500(R) Index              10.88%    -2.30%       12.07%
S&P 500 Information
  Technology                   2.56%   -16.17%       13.02%
----------------------------------------------------------------

Effective September 19, 2005, the S&P 500 Information Technology Index replaced the S&P 500 Index as the Fund's benchmark because it is more representative of the Fund's investment strategy. The S&P Global Industry Classification Standard Information Technology Sector covers the following general areas: firstly, Technology Software & Services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

SMALL CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            27.66%
1996                                            16.72%
1997                                            22.39%
1998                                            (1.93)%
1999                                            21.29%
2000                                            (3.38)%
2001                                             2.00%
2002                                           (20.82)%
2003                                            46.46%
2004                                            17.89%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.38%.

Best quarter:  23.21%, quarter ending June 30, 2003

Worst quarter:  -21.41%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.

------------------------------------------------------------------
AS OF DECEMBER 31, 2004               1 YEAR    5 YEARS   10 YEARS
-----------------------               ------    -------   --------
The Fund                              17.89%     6.14%     11.32%
Russell 2000(R) Index                 18.33%     6.61%     11.54%
------------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 24, 2005, the average market capitalization was approximately $665 million. The largest company had an approximate market capitalization of $1.8 billion.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

STOCK INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%
2003                                            28.20%
2004                                            10.51%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.00%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.51%   -2.64%     11.75%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                                                   NASDAQ-
                                   INTERNATIONAL   MID CAP         MONEY           100(R)        SCIENCE &      SMALL CAP   STOCK
                                     EQUITIES       INDEX     MARKET I(1)(3)        INDEX      TECHNOLOGY(3)      INDEX     INDEX
                                   -------------   -------   -----------------   -----------   --------------   ---------   -----
Management Fees..................      0.35%        0.28%          0.50%            0.40%          0.87%          0.33%     0.26%
Other Expenses...................      0.32%        0.12%          0.11%            0.25%          0.13%          0.13%     0.12%
Total Fund Operating Expenses....      0.67%        0.40%          0.61%            0.65%          1.00%          0.46%     0.38%
Expense Reimbursement............      0.00%        0.00%          0.06%            0.00%          0.00%          0.00%     0.00%
Net Expenses.....................      0.67%        0.40%          0.55%            0.65%          1.00%(2)       0.46%     0.38%

---------------

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

(2) Through a commission recapture program a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the series. Had the expense reductions been taken into account, "Net Expenses" would be 1.09%, 0.84%, 1.16% and 1.02% for the Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund and the Science & Technology Fund, respectively.

(3) The Fund's Management Fees were reduced effective October 1, 2005. Prior to October 1, 2005, the Annual Fund Operating Expenses for the Fund was as follows:

                                                                 SCIENCE &
                                                                 TECHNOLOGY
                                                                 ----------
   Management Fees.............................................    0.90%
   Other Expenses..............................................    0.13%
   Total Fund Expenses.........................................    1.03%
   Expense Reimbursement.......................................    0.00%
   Net Expenses................................................    1.03%

   The Fund's expense limitation was reduced effective October 1, 2005. Prior to October 1, 2005, the Fund's net expenses were as follows: Money Market I, 0.56%.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
International Equities......................................   $ 68      $214      $  373      $  835
Mid Cap Index...............................................   $ 41      $128      $  224      $  505
Money Market I..............................................   $ 56      $189      $  334      $  756
Nasdaq-100(R) Index.........................................   $ 66      $208      $  362      $  810
Science & Technology........................................   $102      $318      $  552      $1,225
Small Cap Index.............................................   $ 47      $148      $  258      $  579
Stock Index.................................................   $ 39      $122      $  213      $  480

The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

--------------------------------------------------------------------------------

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB- by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time

--------------------------------------------------------------------------------

deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain

--------------------------------------------------------------------------------

tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

--------------------------------------------------------------------------------

THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AIG SUNAMERICA ASSET MANAGEMENT CORP.
T. ROWE PRICE ASSOCIATES, INC.

International Equities Fund
Mid Cap Index Fund
Nasdaq-100(R) Index Fund
Small Cap Index Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
70 Pine Street, New York, New York 10270

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2005, AIGGIG managed approximately $493 billion, of which approximately $421 billion relates to AIG affiliates and $72 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Lan Cai joined AIGGIG in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing enhanced index portfolios through merger and acquisition related risk arbitrage. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Prior to joining AIGGIG, Ms. Cai was Director of Financial Product Research and Development at the Chicago Mercantile Exchange beginning in 1996. Shinichi Haneda joined AIGGIG with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. He joined Chiyoda Life in 1998. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIGGIG. John P. Toohey is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIGGIC Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife. Please see above for biographies of Messrs. Campion and Kurtz.

Investment decisions for the Mid Cap Index, Nasdaq-100 Index and Small Cap Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.

Investment decisions for the Stock Index Fund are made by a team including James
O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Robert Simmons and John
P. Toohey. Please see above for biographies of each of the team members.

Money Market I Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2005, SAAMCo managed, advised and/or administered more than $42 billion in assets.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

Science & Technology Fund

RCM CAPITAL MANAGEMENT, LLC ("RCM")
4 Embarcadero Center
San Francisco, California 94111

RCM is an indirect wholly owned subsidiary of Allianz Global Investors ("AGI"). In turn, AGI is owned by Allianz AG. As of June 30, 2005, RCM had approximately $20.3 billion in total assets under management and advice.

The Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM's technology area and has extensive experience in managing technology portfolios. Huachen Chen, Senior Portfolio Manager, joined RCM in 1985 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.

Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation's leading no-load fund managers. As of June 30, 2005, T. Rowe Price and its affiliates had $244.8 billion in assets under management.

--------------------------------------------------------------------------------

The Science & Technology Fund is managed by an investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He also is chairman of the investment advisory committees for the T. Rowe Price Science & Technology Fund and the T. Rowe Price Developing Technologies Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.

LEGAL PROCEEDINGS

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

]AIG is the indirect parent company and an affiliated person of VALIC, AIGGIC and SAAMCo. AIGGIC and SAAMCo serve as subadvisers to several of the Funds. Neither VALIC, AIGGIC, SAAMCo, or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC, AIGGIC or SAAMCo or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, AIGGIC or SAAMCo will need to obtain permission from the Securities and Exchange Commission to continue to serve the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2005.

                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
            FUND NAME               DAILY NET ASSETS)
            ---------               ---------------------------
International Equities Fund                    0.35%
Mid Cap Index Fund                             0.28%
Money Market I Fund                            0.50%
Nasdaq-100(R) Index Fund                       0.40%
Science & Technology Fund                      0.90%
Small Cap Index Fund                           0.33%
Stock Index Fund                               0.26%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to Plans and separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Plans or insurance companies' separate accounts might be required to withdraw their investments in one or more Funds. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or Plan, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities, they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

--------------------------------------------------------------------------------

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Series Company's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily and paid monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                             2004        2003         2002         2001
                                                                2005       --------     -------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   6.80     $   5.50     $  6.67     $   8.78     $  12.55
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(d)      0.12(d)     0.09(d)      0.09         0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.73         1.29       (1.20)       (1.07)       (2.46)
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  0.89         1.41       (1.11)       (0.98)       (2.34)
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.11)      (0.06)       (0.16)       (0.09)
  Realized gain on securities                                       --           --          --        (0.97)       (1.34)
                                                              -----------------------------------------------------------
  Total distributions                                            (0.13)       (0.11)      (0.06)       (1.13)       (1.43)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $   7.56     $   6.80     $  5.50     $   6.67     $   8.78
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                  13.10%(e)    25.78%     (16.64)%     (10.66)%     (19.59)%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expenses to average net assets(c)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expense reductions to average net assets                   --           --          --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       2.17%        1.96%       1.71%        1.16%        1.08%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.17%        1.96%       1.71%          --           --
Portfolio turnover rate                                             68%          12%          0%          45%          45%
Number of shares outstanding at end of period (000's)           65,340       29,964      16,491       15,226       13,501
Net assets at end of period (000's)                           $493,945     $203,768     $90,680     $101,562     $118,524

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.
(e) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                         ------------------------------------------------------------------------
                                                            2005          2004          2003          2002             2001
                                                         ----------    ----------    ----------    ----------    ----------------
PER SHARE DATA
Net asset value at beginning of period                   $    19.41    $    15.62    $    18.01    $    19.82       $    23.73
                                                            ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 0.19(d)       0.14(d)       0.11(d)       0.13             0.19
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                  2.42          3.94         (1.88)         0.16             1.74
                                                            ---------------------------------------------------------------------
  Total income (loss) from investment operations               2.61          4.08         (1.77)         0.29             1.93
                                                            ---------------------------------------------------------------------
Distributions from:
  Investment income                                           (0.19)        (0.15)        (0.10)        (0.14)           (0.19)
  Realized gain on securities                                 (0.37)        (0.14)        (0.52)        (1.96)           (5.65)
                                                            ---------------------------------------------------------------------
  Total distributions                                         (0.56)        (0.29)        (0.62)        (2.10)           (5.84)
                                                            ---------------------------------------------------------------------
Net asset value at end of period                         $    21.46    $    19.41    $    15.62    $    18.01       $    19.82
                                                            ---------------------------------------------------------------------
TOTAL RETURN(a)                                               13.50%        26.22%        (9.50)%        2.03%           10.11%
                                                            ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expenses to average net assets(c)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expense reductions to average net assets                --            --            --            --               --
Ratio of net investment income (loss) to average net
  assets(b)                                                    0.95%         0.80%         0.77%         0.74%            0.84%
Ratio of net investment income (loss) to average net
  assets(c)                                                    0.95%         0.80%         0.77%           --               --
Portfolio turnover rate                                          14%           11%           10%           17%              34%
Number of shares outstanding at end of period (000's)        89,704        80,118        70,135        64,086           52,860
Net assets at end of period (000's)                      $1,925,334    $1,554,815    $1,095,294    $1,154,008       $1,047,680

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
                                                              --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(d)       0.01(d)       0.01(d)       0.02          0.06
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                              --            --            --            --            --
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  0.01          0.01          0.01          0.02          0.06
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
  Realized gain on securities                                       --            --            --            --            --
                                                              -----------------------------------------------------------
  Total distributions                                            (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                   1.46%         0.51%         1.00%         2.14%         5.77%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.57%         0.60%         0.59%         0.60%         0.57%
Ratio of expenses to average net assets(c)                        0.61%         0.64%         0.64%         0.62%         0.58%
Ratio of expense reductions to average net assets                   --            --            --            --            --
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.43%         0.51%         1.01%         2.07%         5.59%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.40%         0.47%         0.96%           --            --
Portfolio turnover rate                                            N/A           N/A           N/A           N/A           N/A
Number of shares outstanding at end of period (000's)          407,934       453,707       524,446       734,135       579,507
Net assets at end of period (000's)                           $407,933      $453,707      $524,446      $734,135      $579,507

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

                                                                          YEAR ENDED MAY 31,                OCTOBER 2, 2000*
                                                              -------------------------------------------          TO
                                                               2005        2004        2003        2002       MAY 31, 2001
                                                              -------     -------     -------     -------   ----------------
PER SHARE DATA
Net asset value at beginning of period                        $  4.11     $  3.36     $  3.40     $  5.09       $ 10.00
                                                               -------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.03(e)    (0.01)(e)   (0.01)(e)   (0.01)         0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                           0.17        0.76       (0.03)      (1.68)        (4.91)
                                                               -------------------------------------------------------------
  Total income (loss) from investment operations                 0.20        0.75       (0.04)      (1.69)        (4.90)
                                                               -------------------------------------------------------------
Distributions from:
  Investment income                                             (0.03)         --          --          --         (0.01)
  Realized gain on securities                                      --          --          --          --            --
                                                               -------------------------------------------------------------
  Total distributions                                           (0.03)         --          --          --         (0.01)
                                                               -------------------------------------------------------------
Net asset value at end of period                              $  4.28     $  4.11     $  3.36     $  3.40       $  5.09
                                                               -------------------------------------------------------------
TOTAL RETURN(a)                                                  4.81%      22.32%      (1.18)%    (33.20)%      (49.01)%
                                                               -------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                       0.65%       0.63%       0.81%       0.77%         0.52%(b)
Ratio of expenses to average net assets(d)                       0.65%       0.63%       0.81%       0.77%         0.52%(b)
Ratio of expense reductions to average net assets                  --          --          --          --            --
Ratio of net investment income (loss) to average net
  assets(c)                                                      0.73%      (0.32)%     (0.48)%     (0.36)%        0.31%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                      0.73%      (0.32)%     (0.48)%        --            --
Portfolio turnover rate                                             8%         14%          6%          2%           19%
Number of shares outstanding at end of period (000's)          21,147      22,672      15,570       7,786         3,732
Net assets at end of period (000's)                           $90,520     $93,089     $52,306     $26,449       $19,005

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                       --------------------------------------------------------------------------
                                                          2005            2004            2003            2002            2001
                                                       ----------      ----------      ----------      ----------      ----------
PER SHARE DATA
Net asset value at beginning of period                 $    11.08      $     9.14      $     9.56      $    17.28      $    41.14
                                                       --------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                              (0.00)(e)       (0.07)(e)       (0.05)(e)       (0.07)          (0.17)
  Net realized and unrealized gain (loss) on
    investments and foreign currencies                       0.19            2.01           (0.37)          (6.86)         (15.86)
                                                       --------------------------------------------------------------------------
  Total income (loss) from investment operations             0.19            1.94           (0.42)          (6.93)         (16.03)
                                                       --------------------------------------------------------------------------
Distributions from:
  Investment income                                            --              --              --              --              --
  Realized gain on securities                                  --              --              --           (0.79)          (7.83)
                                                       --------------------------------------------------------------------------
  Total distributions                                          --              --              --           (0.79)          (7.83)
                                                       --------------------------------------------------------------------------
Net asset value at end of period                       $    11.27      $    11.08      $     9.14      $     9.56      $    17.28
                                                       --------------------------------------------------------------------------
TOTAL RETURN(a)                                              1.71%          21.23%          (4.39)%        (41.26)%        (42.24)%
                                                       --------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                   1.03%           1.01%           1.00%           1.00%           0.98%
Ratio of expenses to average net assets(d)                   1.03%           1.02%           1.04%           1.02%           0.98%
Ratio of expense reductions to average net assets            0.01%           0.01%           0.02%           0.00%           0.00%
Ratio of net investment income (loss) to average net
  assets(c)                                                 (0.02)%         (0.68)%         (0.66)%         (0.59)%         (0.66)%
Ratio of net investment income (loss) to average net
  assets(d)                                                 (0.02)%         (0.69)%         (0.71)%            --              --
Portfolio turnover rate                                        56%             56%             53%            104%            176%
Number of shares outstanding at end of period (000's)     107,429         126,963         129,123         129,126         116,654
Net assets at end of period (000's)                    $1,210,236      $1,406,766      $1,180,380      $1,234,937      $2,015,574

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does not include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2005         2004         2003         2002         2001
                                                              --------     --------     --------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $  13.97     $  10.86     $  11.97     $  14.11     $  15.66
                                                              ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.11(d)      0.08(d)      0.09(d)      0.13         0.19
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            1.21         3.13        (1.12)       (0.32)        0.40
                                                              ----------------------------------------------------------------------
  Total income (loss) from investment operations                  1.32         3.21        (1.03)       (0.19)        0.59
                                                              ----------------------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.10)       (0.08)       (0.13)       (0.19)
  Realized gain on securities                                       --           --           --        (1.82)       (1.95)
                                                              ----------------------------------------------------------------------
  Total distributions                                            (0.13)       (0.10)       (0.08)       (1.95)       (2.14)
                                                              ----------------------------------------------------------------------
Net asset value at end of period                              $  15.16     $  13.97     $  10.86     $  11.97     $  14.11
                                                              ----------------------------------------------------------------------
TOTAL RETURN(a)                                                   9.46%       29.62%       (8.55)%      (1.08)%       5.23%
                                                              ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.46%        0.48%        0.52%        0.48%        0.44%
Ratio of expenses to average net assets(c)                        0.46%        0.48%        0.52%        0.48%        0.44%
Ratio of expense reductions to average net assets                   --           --           --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       0.78%        0.65%        0.93%        1.03%        1.31%
Ratio of net investment income (loss) to average net
  assets(c)                                                       0.78%        0.65%        0.93%          --           --
Portfolio turnover rate                                             18%          15%          35%          34%          57%
Number of shares outstanding at end of period (000's)           45,300       34,417       24,411       21,473       16,769
Net assets at end of period (000's)                           $686,567     $480,867     $265,018     $257,046     $236,530

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    30.74     $    26.51     $    30.11     $    36.89     $    42.98
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.54(d)        0.39(d)        0.35(d)        0.33           0.35
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       1.88           4.33          (2.97)         (5.45)         (4.99)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations                 2.42           4.72          (2.62)         (5.12)         (4.64)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.54)         (0.39)         (0.34)         (0.34)         (0.35)
  Realized gain on securities                                   (0.45)         (0.10)         (0.64)         (1.32)         (1.10)
                                                           ----------------------------------------------------------------------
  Total distributions                                           (0.99)         (0.49)         (0.98)         (1.66)         (1.45)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $    32.17     $    30.74     $    26.51     $    30.11     $    36.89
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                                  7.89%         17.90%         (8.44)%       (14.16)%       (10.87)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expenses to average net assets(c)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expense reductions to average net assets                  --             --             --             --             --
Ratio of net investment income (loss) to average net
  assets(b)                                                      1.72%          1.33%          1.39%          1.01%          0.86%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.72%          1.33%          1.39%            --             --
Portfolio turnover rate                                             5%             3%             6%             6%             7%
Number of shares outstanding at end of period (000's)         138,996        137,616        136,800        135,870        131,180
Net assets at end of period (000's)                        $4,471,146     $4,230,395     $3,627,137     $4,091,054     $4,839,632

(a) Total return is annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursements, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                               September 19, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds (the "Funds"), four of which are described in this Prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                          International Equities Fund
                               Mid Cap Index Fund
                              Money Market I Fund
                                Stock Index Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  International Equities Fund...............................     4
  Mid Cap Index Fund........................................     6
  Money Market I Fund.......................................     8
  Stock Index Fund..........................................     9
EXPENSE SUMMARY.............................................    11
INVESTMENT GLOSSARY.........................................    12
  American Depositary Receipts..............................    12
  Asset-Backed Securities...................................    12
  Derivatives...............................................    12
  Diversification...........................................    12
  Equity Securities.........................................    12
  Exchange Traded Funds.....................................    12
  Fixed Income Securities...................................    12
  Foreign Currency..........................................    13
  Foreign Securities........................................    13
  Illiquid Securities.......................................    13
  Lending Portfolio Securities..............................    14
  Loan Participations.......................................    14
  Money Market Securities...................................    14
  Mortgage-Related Securities...............................    14
  Repurchase Agreements.....................................    15
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    15
  Temporary Defensive Investment Strategy...................    15
  When-Issued Securities....................................    15
ABOUT PORTFOLIO TURNOVER....................................    15
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    16
  Investment Adviser........................................    16
  Investment Sub-Advisers...................................    16
     AIG Global Investment Corp. ...........................    17
     AIG SunAmerica Asset Management Corp. .................    17
  Legal Proceedings.........................................    17
  How VALIC is Paid for its Services........................    18
ACCOUNT INFORMATION.........................................    19
  Series Company Shares.....................................    19
  Buying and Selling Shares.................................    19
  Frequent or Short-term Trading............................    19
  Selective Disclosure of Portfolio Holdings................    20
  How Shares are Valued.....................................    20
  Dividends and Capital Gains...............................    20
  Tax Consequences..........................................    20
FINANCIAL HIGHLIGHTS........................................    21
INTERESTED IN LEARNING MORE.................................    24

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.


All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, the sub-adviser buys as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the EAFE Index. "Net assets" will take into account borrowing for investment purposes. It may invest up to 20% of net assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.


                         (BAR CHART)

1995                                             10.78%
1996                                              6.81%
1997                                              2.19%
1998                                             18.76%
1999                                             29.19%
2000                                            (17.30)%
2001                                            (21.97)%
2002                                            (18.79)%
2003                                             29.64%
2004                                             17.86%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.26%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -20.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             17.86%   -4.35%     4.04%
EAFE Index                           20.25%   -1.13%     5.62%
----------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

MID CAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund's net assets are invested in stocks that are in the Index. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

MID CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

                                  (BAR CHART)

1995                                             30.53%
1996                                             18.78%
1997                                             31.76%
1998                                             18.99%
1999                                             14.92%
2000                                             16.58%
2001                                             (0.94)%
2002                                             (14.90)%
2003                                             35.12%
2004                                             16.05%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 3.69%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -16.63%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400(R) Index for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             16.05%    9.03%     15.72%
S&P MidCap 400(R) Index              16.48%    9.54%     16.10%
----------------------------------------------------------------

The S&P MidCap 400(R) Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%
2003                                              0.60%
2004                                              0.80%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 1.07%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             0.80%     2.44%     3.78%
30 Day CD Rate                       0.93%     2.19%     3.43%
----------------------------------------------------------------

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp. ("AIGGIC")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index (the "Index").

INVESTMENT STRATEGY
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as "optimization." The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. "Net assets" will take into account borrowing for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

STOCK INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500(R) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                            37.31%
1996                                            22.74%
1997                                            33.10%
1998                                            28.43%
1999                                            20.57%
2000                                            (9.35)%
2001                                           (12.20)%
2002                                           (22.43)%
2003                                            28.20%
2004                                            10.51%

---------------

For the year-to-date through June 30, 2005, the Fund's return was -1.00%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -17.39%, quarter ending September 30, 2002

This table compares the Fund's average annual returns to the returns of the S&P 500(R) Index for the periods shown.

------------------------------------------------------------------

AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             10.51%   -2.64%     11.75%
S&P 500(R) Index                     10.88%   -2.30%     12.07%
----------------------------------------------------------------

The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                              INTERNATIONAL    MID CAP        MONEY         STOCK
                                                                EQUITIES        INDEX     MARKET I(1)(2)    INDEX
                                                              -------------    -------    --------------    -----
Management Fees.............................................      0.35%         0.28%         0.50%         0.26%
Other Expenses..............................................      0.32%         0.12%         0.11%         0.12%
Total Fund Operating Expenses...............................      0.67%         0.40%         0.61%         0.38%
Expense Reimbursement.......................................      0.00%         0.00%         0.06%         0.00%
Net Expenses................................................      0.67%         0.40%         0.55%         0.38%

---------------

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

(2) The Fund's expense limitation was reduced effective October 1, 2005. Prior to October 1, 2005, the Fund's net expenses were as follows: Money Market I, 0.56%.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
International Equities......................................   $ 68      $214      $  373      $  835
Mid Cap Index...............................................   $ 41      $128      $  224      $  505
Money Market I..............................................   $ 56      $189      $  334      $  756
Stock Index.................................................   $ 39      $122      $  213      $  480

The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal

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government. Revenue bonds are usually only paid from the revenue of the issuer.
An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB- by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market.

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Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a

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participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

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THE SUB-ADVISERS ARE:

AIG GLOBAL INVESTMENT CORP.
AIG SUNAMERICA ASSET MANAGEMENT CORP.

International Equities Fund
Mid Cap Index Fund
Stock Index Fund

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
70 Pine Street, New York, New York 10270

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2005, AIGGIG managed approximately $493 billion, of which approximately $421 billion relates to AIG affiliates and $72 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Lan Cai joined AIGGIG in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing enhanced index portfolios through merger and acquisition related risk arbitrage. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Prior to joining AIGGIG, Ms. Cai was Director of Financial Product Research and Development at the Chicago Mercantile Exchange beginning in 1996. Shinichi Haneda joined AIGGIG with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. He joined Chiyoda Life in 1998. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIGGIG. John P. Toohey is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIGGIC Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife. Please see above for biographies of Messrs. Campion and Kurtz.

Investment decisions for the Mid Cap Index Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.

Investment decisions for the Stock Index Fund are made by a team including James
O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Robert Simmons and John
P. Toohey. Please see above for biographies for Messrs. Kurtz, Cai, Campion, and Toohey. Robert Simmons joined AIGGIG in 2003. He is a Vice President and Head of U.S. Equity Research and the analyst covering U.S. Financials. Prior to joining AIGGIG, he spent nine years at ARK Asset Management.

Money Market I Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2005, SAAMCo managed, advised and/or administered more than $42 billion in assets.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

LEGAL PROCEEDINGS

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of VALIC, AIGGIC and SAAMCo. AIGGIC, SAAMCo and Brazos serve as subadvisers to several of the Funds. Neither VALIC, AIGGIC, SAAMCo or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC, AIGGIC or SAAMCo or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, AIGGIC and SAAMCo will need to obtain permission from the SEC to continue to serve the Funds. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

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HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2005.

                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
            FUND NAME               DAILY NET ASSETS)
            ---------               ---------------------------
International Equities Fund                    0.35%
Mid Cap Index Fund                             0.28%
Money Market I Fund                            0.50%
Stock Index Fund                               0.26%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

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ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to Plans and separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Plans or insurance companies' separate accounts might be required to withdraw their investments in one or more Funds. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or Plan, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities, they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

--------------------------------------------------------------------------------

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Series Company's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

The amortized cost method is used to determine the values of all the Money Market I Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily and paid monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MAY 31,
                                                              -----------------------------------------------------------
                                                                             2004        2003         2002         2001
                                                                2005       --------     -------     --------     --------
PER SHARE DATA
Net asset value at beginning of period                        $   6.80     $   5.50     $  6.67     $   8.78     $  12.55
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.16(d)      0.12(d)     0.09(d)      0.09         0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                            0.73         1.29       (1.20)       (1.07)       (2.46)
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  0.89         1.41       (1.11)       (0.98)       (2.34)
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.13)       (0.11)      (0.06)       (0.16)       (0.09)
  Realized gain on securities                                       --           --          --        (0.97)       (1.34)
                                                              -----------------------------------------------------------
  Total distributions                                            (0.13)       (0.11)      (0.06)       (1.13)       (1.43)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $   7.56     $   6.80     $  5.50     $   6.67     $   8.78
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                  13.10%(e)    25.78%     (16.64)%     (10.66)%     (19.59)%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expenses to average net assets(c)                        0.67%        0.61%       0.68%        0.78%        0.42%
Ratio of expense reductions to average net assets                   --           --          --           --           --
Ratio of net investment income (loss) to average net
  assets(b)                                                       2.17%        1.96%       1.71%        1.16%        1.08%
Ratio of net investment income (loss) to average net
  assets(c)                                                       2.17%        1.96%       1.71%          --           --
Portfolio turnover rate                                             68%          12%          0%          45%          45%
Number of shares outstanding at end of period (000's)           65,340       29,964      16,491       15,226       13,501
Net assets at end of period (000's)                           $493,945     $203,768     $90,680     $101,562     $118,524

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.
(e) The Fund's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MAY 31,
                                                         ------------------------------------------------------------------------
                                                            2005          2004          2003          2002             2001
                                                         ----------    ----------    ----------    ----------    ----------------
PER SHARE DATA
Net asset value at beginning of period                   $    19.41    $    15.62    $    18.01    $    19.82       $    23.73
                                                            ---------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                 0.19(d)       0.14(d)       0.11(d)       0.13             0.19
  Net realized and unrealized gain (loss) on securities
    and foreign currency related transactions                  2.42          3.94         (1.88)         0.16             1.74
                                                            ---------------------------------------------------------------------
  Total income (loss) from investment operations               2.61          4.08         (1.77)         0.29             1.93
                                                            ---------------------------------------------------------------------
Distributions from:
  Investment income                                           (0.19)        (0.15)        (0.10)        (0.14)           (0.19)
  Realized gain on securities                                 (0.37)        (0.14)        (0.52)        (1.96)           (5.65)
                                                            ---------------------------------------------------------------------
  Total distributions                                         (0.56)        (0.29)        (0.62)        (2.10)           (5.84)
                                                            ---------------------------------------------------------------------
Net asset value at end of period                         $    21.46    $    19.41    $    15.62    $    18.01       $    19.82
                                                            ---------------------------------------------------------------------
TOTAL RETURN(a)                                               13.50%        26.22%        (9.50)%        2.03%           10.11%
                                                            ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expenses to average net assets(c)                     0.40%         0.41%         0.45%         0.41%            0.38%
Ratio of expense reductions to average net assets                --            --            --            --               --
Ratio of net investment income (loss) to average net
  assets(b)                                                    0.95%         0.80%         0.77%         0.74%            0.84%
Ratio of net investment income (loss) to average net
  assets(c)                                                    0.95%         0.80%         0.77%           --               --
Portfolio turnover rate                                          14%           11%           10%           17%              34%
Number of shares outstanding at end of period (000's)        89,704        80,118        70,135        64,086           52,860
Net assets at end of period (000's)                      $1,925,334    $1,554,815    $1,095,294    $1,154,008       $1,047,680

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
                                                              --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(d)       0.01(d)       0.01(d)       0.02          0.06
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                              --            --            --            --            --
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  0.01          0.01          0.01          0.02          0.06
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
  Realized gain on securities                                       --            --            --            --            --
                                                              -----------------------------------------------------------
  Total distributions                                            (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                   1.46%         0.51%         1.00%         2.14%         5.77%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.57%         0.60%         0.59%         0.60%         0.57%
Ratio of expenses to average net assets(c)                        0.61%         0.64%         0.64%         0.62%         0.58%
Ratio of expense reductions to average net assets                   --            --            --            --            --
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.43%         0.51%         1.01%         2.07%         5.59%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.40%         0.47%         0.96%           --            --
Portfolio turnover rate                                            N/A           N/A           N/A           N/A           N/A
Number of shares outstanding at end of period (000's)          407,934       453,707       524,446       734,135       579,507
Net assets at end of period (000's)                           $407,933      $453,707      $524,446      $734,135      $579,507

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net asset value at beginning of period                     $    30.74     $    26.51     $    30.11     $    36.89     $    42.98
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.54(d)        0.39(d)        0.35(d)        0.33           0.35
  Net realized and unrealized gain (loss) on investments
    and foreign currencies                                       1.88           4.33          (2.97)         (5.45)         (4.99)
                                                           ----------------------------------------------------------------------
  Total income (loss) from investment operations                 2.42           4.72          (2.62)         (5.12)         (4.64)
                                                           ----------------------------------------------------------------------
Distributions from:
  Investment income                                             (0.54)         (0.39)         (0.34)         (0.34)         (0.35)
  Realized gain on securities                                   (0.45)         (0.10)         (0.64)         (1.32)         (1.10)
                                                           ----------------------------------------------------------------------
  Total distributions                                           (0.99)         (0.49)         (0.98)         (1.66)         (1.45)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $    32.17     $    30.74     $    26.51     $    30.11     $    36.89
                                                           ----------------------------------------------------------------------
TOTAL RETURN(a)                                                  7.89%         17.90%         (8.44)%       (14.16)%       (10.87)%
                                                           ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expenses to average net assets(c)                       0.38%          0.38%          0.40%          0.37%          0.34%
Ratio of expense reductions to average net assets                  --             --             --             --             --
Ratio of net investment income (loss) to average net
  assets(b)                                                      1.72%          1.33%          1.39%          1.01%          0.86%
Ratio of net investment income (loss) to average net
  assets(c)                                                      1.72%          1.33%          1.39%            --             --
Portfolio turnover rate                                             5%             3%             6%             6%             7%
Number of shares outstanding at end of period (000's)         138,996        137,616        136,800        135,870        131,180
Net assets at end of period (000's)                        $4,471,146     $4,230,395     $3,627,137     $4,091,054     $4,839,632

(a) Total return is annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursements, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                               September 19, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds (the "Funds"), two of which are described in this Prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                           Large Capital Growth Fund
        Mid Cap Strategic Growth Fund (formerly Mid Capital Growth Fund)

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  Large Capital Growth Fund.................................     4
  Mid Cap Strategic Growth Fund.............................     6
EXPENSE SUMMARY.............................................     8
INVESTMENT GLOSSARY.........................................     9
  American Depositary Receipts..............................     9
  Asset-Backed Securities...................................     9
  Derivatives...............................................     9
  Diversification...........................................     9
  Equity Securities.........................................     9
  Exchange Traded Funds.....................................     9
  Fixed Income Securities...................................     9
  Foreign Currency..........................................    10
  Foreign Securities........................................    10
  Illiquid Securities.......................................    10
  Lending Portfolio Securities..............................    11
  Loan Participations.......................................    11
  Money Market Securities...................................    11
  Mortgage-Related Securities...............................    11
  Repurchase Agreements.....................................    12
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    12
  When-Issued Securities....................................    12
ABOUT PORTFOLIO TURNOVER....................................    12
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    13
  Investment Adviser........................................    13
  Investment Sub-Advisers...................................    13
     AIG SunAmerica Asset Management Corp. .................    14
     AIM Capital Management, Inc. ..........................    14
     Brazos Capital Management, LP..........................    14
     Morgan Stanley Investment Management Inc. d/b/a Van
      Kampen................................................    14
  Legal Proceedings.........................................    15
  How VALIC is Paid for its Services........................    15
ACCOUNT INFORMATION.........................................    16
  Series Company Shares.....................................    16
  Buying and Selling Shares.................................    16
  Frequent or Short-term Trading............................    16
  Selective Disclosure of Portfolio Holdings................    17
  How Shares are Valued.....................................    17
  Dividends and Capital Gains...............................    17
  Tax Consequences..........................................    17
FINANCIAL HIGHLIGHTS........................................    18
INTERESTED IN LEARNING MORE.................................    20

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.


All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

LARGE CAPITAL GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
A I M Capital Management, Inc. ("AIM")
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.

INVESTMENT STRATEGY
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. "Net assets" will take into account borrowing for investment purposes. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. As of June 24, 2005, the Russell 1000 Index had a total market capitalization range of approximately $1.8 billion to $386.9 billion. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund's sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM and SAAMCo each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stock can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in share price declines.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or

LARGE CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance information is not available, since this is a new Fund. The Fund's inception date is December 20, 2004.

MID CAP STRATEGIC GROWTH FUND
(FORMERLY MID CAPITAL GROWTH FUND)
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Morgan Stanley Investment Management Inc. d/b/a Van
  Kampen ("Van Kampen")
Brazos Capital Management, LP ("Brazos Capital")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies.

The sub-advisers' process follows a flexible investment program in seeking to achieve the Fund's investment objective. The sub-advisers focus on companies they believe have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the sub-advisers study company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid cap companies. "Net assets" will take into account borrowing for investment purposes. A company is considered to be a mid cap company if, at the time of purchase, the company has a market capitalization
(1) between $1.0 billion and $12 billion or (2) within the range of companies represented in the Russell Mid Cap Growth Index (the "Mid Cap Index"). The market capitalization of companies in the Mid Cap Index will fluctuate with changes in market conditions and the composition of the Mid Cap Index. As of July 31, 2005, the market capitalization range of the Mid Cap Index was approximately between $950 million and $15.2 billion.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPO's. There is no guarantee that as assets of the Fund grow the Fund will be able to experience significant improvement in performance by investing in IPO's. The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

Van Kampen and Brazos Capital each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public

MID CAP STRATEGIC GROWTH FUND
(FORMERLY MID CAPITAL GROWTH FUND)
--------------------------------------------------------------------------------

companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance information is not available since this is a new Fund. The Fund's inception date is December 20, 2004.

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                                 LARGE        MID CAP
                                                                CAPITAL      STRATEGIC
                                                              GROWTH(1)(2)   GROWTH(1)
                                                              ------------   ---------
Management Fees.............................................      0.69%        0.70%
Other Expenses..............................................      1.98%        1.98%
Total Fund Operating Expenses...............................      2.67%        2.68%
Expense Reimbursement.......................................      1.87%        1.83%
Net Expenses................................................      0.80%        0.85%

---------------

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

(2) The Fund's Management Fees were reduced effective October 1, 2005. Prior to October 1, 2005, the Annual Fund Operating Expenses for the Fund was as follows:

                                                              LARGE CAPITAL
                                                                 GROWTH
                                                              -------------
Management Fees.............................................      0.75%
Other Expenses..............................................      1.98%
Total Fund Expenses.........................................      2.73%
Expense Reimbursement.......................................      1.88%
Net Expenses................................................      0.85%

   The Fund's expense limitation was reduced effective October 1, 2005. Prior to October 1, 2005, the Fund's net expenses were as follows: Large Capital Growth, 0.85%.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Large Capital Growth........................................   $ 82      $651      $1,247      $2,864
Mid Cap Strategic Growth....................................   $ 87      $658      $1,256      $2,877

The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate

--------------------------------------------------------------------------------

bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB- by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's

--------------------------------------------------------------------------------

sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a

--------------------------------------------------------------------------------

participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

--------------------------------------------------------------------------------

THE SUB-ADVISERS ARE:

AIG SUNAMERICA ASSET MANAGEMENT CORP.
A I M CAPITAL MANAGEMENT, INC.
BRAZOS CAPITAL MANAGEMENT, LP
VAN KAMPEN

Large Capital Growth Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2005, SAAMCo managed, advised and/or administered more than $42 billion in assets.

The Large Capital Growth Fund is managed by a team supervised by Francis D. Gannon. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo.

Large Capital Growth Fund

A I M CAPITAL MANAGEMENT, INC. ("AIM")
11 Greenway Plaza, Suite 100, Houston, Texas 77046

AIM has acted as an investment adviser since its organization in 1986. AIM, together with its affiliates, advises or manages over 200 investment funds, including the Fund, encompassing a broad range of investment objectives. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC London, England. Total net assets under the management of AIM and its affiliates was approximately $29 billion as of June 30, 2005.

Approximately 50% of the assets of the Large Capital Growth Fund are managed by AIM which uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the portion of the Fund's portfolio allocated to AIM are Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Kelling and Shoss have each been associated with AIM and/or its affiliates since 1995.

They are assisted by the AIM Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

Mid Cap Strategic Growth Fund

BRAZOS CAPITAL MANAGEMENT, LP ("BRAZOS")
5949 Sherry Lane, Suite 1600, Dallas, Texas 75225

Brazos is an SEC registered investment adviser whose principal place of business is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and is an indirect majority-owned subsidiary of AIG. Brazos has provided investment management services to institutional clients since 1983. As of June 30, 2005, Brazos had approximately $429 million in assets under management.

Approximately 50% of the assets of the Mid Cap Strategic Growth Fund are managed by a team of seven portfolio managers.

The team members are Michael S. Allocco, Jamie Cuellar, CFA, Andre Gatien, CFA, Tom Musick, CFA, Eivind Olsen, CFA and Wayne Willems, CFA. Mr. Allocco joined Brazos as a Portfolio Manager in 2003 and has ten years industry experience. Mr. Cuellar joined Brazos in 2000 and has eleven years industry experience. Mr. Gatien joined Brazos in 2000 and has twelve years industry experience. Mr. Musick joined Brazos in 1983 and has twenty-one years experience. Mr. Olsen joined Brazos in 1998 and has nine years industry experience. Mr. Willems joined Brazos in 1983 and has thirty-four years industry experience.

Mid Cap Strategic Growth Fund

VAN KAMPEN
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses -- securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. As of June 30 ,2005, Van Kampen, together with its affiliated asset management companies, had approximately $417.6 billion in assets under management.

Approximately 50% of the assets of the Mid Cap Strategic Growth Fund is managed by the U.S. Growth Team. The U.S. Growth Team is led by Dennis Lynch, David Cohen, Alexander Norton and Sam Chainani, CFA. Mr. Lynch, Managing Director, has been with Van Kampen since 1997 and has 11 years of investment experience. Mr. Cohen, Managing Director, has been with Van Kampen since 1993 and has 18 years of investment experience. Mr. Norton, Vice President, has been with Van Kampen since 1999 and has 6 years of

--------------------------------------------------------------------------------

investment experience. Mr. Chainani, Executive Director, has been with Van Kampen since 1996 and has 5 years of investment experience.

LEGAL PROCEEDINGS

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of VALIC, SAAMCo and Brazos. SAAMCo and Brazos serve as subadvisers to several of the Funds. Neither VALIC, SAAMCo, Brazos or their respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC, SAAMCo or Brazos or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, SAAMCo and Brazos will need to obtain permission from the SEC to continue to serve the Funds. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2005.

                                    ADVISORY FEE PAID
                                    (AS A PERCENTAGE OF AVERAGE
            FUND NAME               DAILY NET ASSETS)
            ---------               ---------------------------
Large Capital Growth Fund                      0.75%
Mid Cap Strategic Growth Fund                  0.70%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to Plans and separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Plans or insurance companies' separate accounts might be required to withdraw their investments in one or more Funds. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or Plan, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities, they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timers may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

--------------------------------------------------------------------------------

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Series Company's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly, except for the Money Market I Fund, which declares dividends daily and paid monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

LARGE CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                              $10.00
                                                               -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                        0.01(e)
  Net realized and unrealized gain (loss) on securities and
    foreign currencies                                               (0.16)
                                                               -----------------
  Total income (loss) from investment operations                     (0.15)
                                                               -----------------
Distributions from:
  Investment income                                                   0.00
  Realized gain on securities                                           --
                                                               -----------------
  Total distributions                                                 0.00
                                                               -----------------
Net asset value at end of period                                    $ 9.85
                                                               -----------------
TOTAL RETURN(a)                                                      (1.49)%
                                                               -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.85%(b)
Ratio of expenses to average net assets(d)                            2.73%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                           0.29%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (1.59)%(b)
Portfolio turnover rate                                                 45%
Number of shares outstanding at end of period (000's)                1,000
Net assets at end of period (000's)                                 $9,849

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

--------------------------------------------------------------------------------

MID CAP STRATEGIC GROWTH FUND (FORMERLY MID CAPITAL GROWTH FUND)
--------------------------------------------------------------------------------

                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                              $10.00
                                                              ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                       (0.02)(e)
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                               (0.01)
                                                              ----------------------------------------------------------------------
  Total income (loss) from investment operations                     (0.03)
                                                              ----------------------------------------------------------------------
Distributions from:
  Investment income                                                   0.00
  Realized gain on securities                                           --
                                                              ----------------------------------------------------------------------
  Total distributions                                                 0.00
                                                              ----------------------------------------------------------------------
Net asset value at end of period                                    $ 9.97
                                                              ----------------------------------------------------------------------
TOTAL RETURN(a)                                                      (0.28)%
                                                              ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.85%(b)
Ratio of expenses to average net assets(d)                            2.68%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                          (0.37)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (2.20)%(b)
Portfolio turnover rate                                                 72%
Number of shares outstanding at end of period (000's)                1,000
Net assets at end of period (000's)                                 $9,976

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                               September 19, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds, one of which is described in this prospectus. The investment objective of the Money Market I Fund (the "Fund") is income through investments in short-term money market securities. The Fund is explained in more detail on its Fact Sheet contained in this prospectus.

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEET.............................................     4
  Money Market I Fund.......................................     4
EXPENSE SUMMARY.............................................     5
INVESTMENT GLOSSARY.........................................     6
  Asset-Backed Securities...................................     6
  Diversification...........................................     6
  Fixed Income Securities...................................     6
  Foreign Securities........................................     6
  Illiquid Securities.......................................     6
  Lending Portfolio Securities..............................     7
  Loan Participations.......................................     7
  Money Market Securities...................................     7
  Mortgage-Related Securities...............................     7
  Repurchase Agreements.....................................     8
  When-Issued Securities....................................     8
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................     9
  Investment Adviser........................................     9
  Investment Sub-Adviser....................................     9
     AIG SunAmerica Asset Management Corp. .................    10
  Legal Proceedings.........................................    10
  How VALIC is Paid for its Services........................    10
ACCOUNT INFORMATION.........................................    11
  Series Company Shares.....................................    11
  Buying and Selling Shares.................................    11
  Frequent or Short-term Trading............................    11
  Selective Disclosure of Portfolio Holdings................    11
  How Shares are Valued.....................................    12
  Dividends and Capital Gains...............................    12
  Tax Consequences..........................................    12
FINANCIAL HIGHLIGHTS........................................    13
INTERESTED IN LEARNING MORE.................................    14

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in this Fund directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Fund may be offered without adversely affecting its availability under the Contracts.


All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUND
--------------------------------------------------------------------------------

The investment objective and strategies for the Fund in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to the Fund's investment objective.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

MONEY MARKET I FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

                                  (BAR CHART)

1995                                              5.55%
1996                                              5.01%
1997                                              5.18%
1998                                              5.15%
1999                                              4.75%
2000                                              5.99%
2001                                              3.68%
2002                                              1.25%
2003                                              0.60%
2004                                              0.80%

---------------

For the year-to-date through June 30, 2005, the Fund's return was 1.07%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
AS OF DECEMBER 31, 2004              1 YEAR   5 YEARS   10 YEARS
-----------------------              ------   -------   --------
The Fund                             0.80%     2.44%     3.78%
30 Day CD Rate                       0.93%     2.19%     3.43%
----------------------------------------------------------------

EXPENSE SUMMARY
--------------------------------------------------------------------------------
The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract or Plan. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                                  MONEY
                                                              MARKET I(1)(2)
                                                              --------------
Management Fees.............................................       0.50%
Other Expenses..............................................       0.11%
Total Fund Operating Expenses...............................       0.61%
Expense Reimbursement.......................................       0.06%
Net Expenses................................................       0.55%

---------------

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

(2) The Fund's expense limitation was reduced effective October 1, 2005. Prior to October 1, 2005, the Fund's net expenses were as follows: Money Market I, 0.56%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Money Market I..............................................   $ 56      $189      $  334      $  756

The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

The Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All of the Fund's investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DIVERSIFICATION
The Fund's diversification policy limits the amount that the Fund may invest in certain securities. The Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, fixed income securities issued by foreign governments, corporations and supranational organizations.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced

--------------------------------------------------------------------------------

price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
The Fund may invest its assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-  Commercial paper sold by corporations and finance companies.

-  Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain

--------------------------------------------------------------------------------

tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The Fund may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment sub-adviser who make investment decisions for the Fund.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISER
VALIC works with the investment sub-adviser for the Fund. The sub-adviser is a financial service company that specializes in certain types of investing. The sub-adviser's role is to make investment decisions for the Fund according to the Fund's investment objectives and restrictions. VALIC compensates the sub-adviser out of the fees it receives from the Fund.

According to the agreement VALIC has with the sub-adviser, VALIC will receive investment advice for the Fund. Under this agreement VALIC gives the sub-adviser the authority to buy and sell securities for the Fund. However, VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits a sub-adviser, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-adviser have entered into written contracts, as required by the 1940 Act, to allow the sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting a sub-adviser, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to the sub-adviser. The sub-advisory fees are not paid by the Fund.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

--------------------------------------------------------------------------------

THE SUB-ADVISER IS:

AIG SUNAMERICA ASSET MANAGEMENT CORP.

Money Market I Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2005, SAAMCo managed, advised and/or administered more than $42 billion in assets.

SAAMCo's Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

LEGAL PROCEEDINGS

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of VALIC and SAAMCo. SAAMCo serves as a subadviser to the Fund. Neither VALIC, SAAMCo or their respective officers and directors, nor the Fund have been named in the complaint, and the complaint does not seek any penalties against them.

In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC or SAAMCo or to their ability to provide their respective services to the Fund. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC and SAAMCo will need to obtain permission from the SEC to continue to serve the Fund. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

HOW VALIC IS PAID FOR ITS SERVICES

The Fund pays VALIC a fee based on its average daily net asset value. The Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The Fund paid VALIC 0.50% of average daily net assets for the fiscal year ended May 31, 2005.

The Investment Advisory Agreement entered into the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, the Series Company offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Fund according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Fund in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Fund, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to Plans and separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Plans or insurance companies' separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of the Fund to any separate account or Plan, or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Fund, which is offered only through Contracts or Plans, is intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. Consequently, the Fund must rely on the insurance company separate account or Plan sponsor to monitor market timing within the Fund. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Fund. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Fund and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Statement of Additional Information.

--------------------------------------------------------------------------------

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Series Company's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

The amortized cost method is used to determine the values of all the Fund's investments. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For the Fund, dividends from net investment income are declared and paid monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. For the Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

MONEY MARKET I FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------------
                                                                2005          2004          2003          2002          2001
                                                              --------      --------      --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period                        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.01(d)       0.01(d)       0.01(d)       0.02          0.06
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                              --            --            --            --            --
                                                              -----------------------------------------------------------
  Total income (loss) from investment operations                  0.01          0.01          0.01          0.02          0.06
                                                              -----------------------------------------------------------
Distributions from:
  Investment income                                              (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
  Realized gain on securities                                       --            --            --            --            --
                                                              -----------------------------------------------------------
  Total distributions                                            (0.01)        (0.01)        (0.01)        (0.02)        (0.06)
                                                              -----------------------------------------------------------
Net asset value at end of period                              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                              -----------------------------------------------------------
TOTAL RETURN(a)                                                   1.46%         0.51%         1.00%         2.14%         5.77%
                                                              -----------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)                        0.57%         0.60%         0.59%         0.60%         0.57%
Ratio of expenses to average net assets(c)                        0.61%         0.64%         0.64%         0.62%         0.58%
Ratio of expense reductions to average net assets                   --            --            --            --            --
Ratio of net investment income (loss) to average net
  assets(b)                                                       1.43%         0.51%         1.01%         2.07%         5.59%
Ratio of net investment income (loss) to average net
  assets(c)                                                       1.40%         0.47%         0.96%           --            --
Portfolio turnover rate                                            N/A           N/A           N/A           N/A           N/A
Number of shares outstanding at end of period (000's)          407,934       453,707       524,446       734,135       579,507
Net assets at end of period (000's)                           $407,933      $453,707      $524,446      $734,135      $579,507

(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(c) Excludes, if any, expense reimbursements and expense reductions.
(d) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Fund's investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 VALIC COMPANY I

                              ASSET ALLOCATION FUND
                              BLUE CHIP GROWTH FUND
                            CAPITAL CONSERVATION FUND
                                CORE EQUITY FUND
                           GOVERNMENT SECURITIES FUND
                              GROWTH & INCOME FUND
                              HEALTH SCIENCES FUND
                              INCOME & GROWTH FUND
                            INFLATION PROTECTED FUND
                           INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                           INTERNATIONAL GROWTH I FUND
                              LARGE CAP GROWTH FUND
                            LARGE CAPITAL GROWTH FUND
                               MID CAP INDEX FUND
        MID CAP STRATEGIC GROWTH FUND (FORMERLY MID CAPITAL GROWTH FUND)
                               MONEY MARKET I FUND
                            NASDAQ-100(R) INDEX FUND
                            SCIENCE & TECHNOLOGY FUND
                                 SMALL CAP FUND
                              SMALL CAP INDEX FUND
                              SOCIAL AWARENESS FUND
                                STOCK INDEX FUND
                                   VALUE FUND


--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------




                                     PART B


                               SEPTEMBER 19, 2005


This Statement of Additional Information ("SAI") is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company I (the "Series Company" or "VC I"). It should be read in conjunction with the Prospectus. The SAI relates to the Prospectus dated September 19, 2005. The Series Company's Annual Report dated May 31, 2005 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by visiting www.aigvalic.com, calling 1-800-448-2542, or writing the Series Company at 2929 Allen Parkway, Houston, Texas, 77019.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                          Page
                                                                          ----

General Information and History                                              4
Investment Restrictions                                                      6
     Fundamental Investment Restrictions                                     6
     Non-Fundamental Investment Restrictions                                 7
     Operating Policies                                                      8
Investment Practices                                                        10
     Adjustable Rate Securities                                             10
     Asset-Backed Securities                                                10
     Bank Obligations                                                       10
     Convertible Securities                                                 11
     Depositary Receipts                                                    11
     Eurodollar Obligations                                                 12
     Fixed Income Securities                                                13
     Foreign Currency Exchange Transactions and Forward Contracts           14
     Foreign Securities                                                     16
     Hybrid Instruments                                                     17
     Illiquid Securities                                                    19
     Initial Public Offerings                                               19
     Interfund Borrowing and Lending Program                                19
     Lending Portfolio Securities                                           20
     Loan Participations                                                    20
     Mortgage-Related Securities                                            20
     Options and Futures Contracts                                          24
     Other Investment Companies                                             31
     Real Estate Securities and Real Estate Investment Trusts               32
     Repurchase Agreements                                                  32
     Reverse Repurchase Agreements                                          33
     Rule 144A Securities                                                   33
     Short Sales                                                            33
     Swap Agreements                                                        34
     Variable Rate Demand Notes                                             35
     Warrants                                                               35
     When-Issued Securities                                                 35
Investment Adviser                                                          36
     Approval of Advisory Agreement                                         38
     Code of Ethics                                                         49
Investment Sub-advisers                                                     49
     Approval of Sub-advisory Agreements                                    40
Service Agreements                                                          53
Portfolio Managers                                                          55
Portfolio Turnover                                                          67
Portfolio Transactions and Brokerage                                        67
Offering, Purchase, and Redemption of Fund Shares                           74
Determination of Net Asset Value                                            74
Accounting and Tax Treatment                                                76
     Calls and Puts                                                         76
     Financial Futures Contracts                                            76
     Subchapter M of the Internal Revenue Code of 1986                      76
     Passive Foreign Investment Companies                                   77


     Section 817(h) of the Code                                             77
Other Information                                                           78
     Shareholder Reports                                                    78
     Voting and Other Rights                                                78
     Proxy Voting Policies and Procedures                                   79
     Proxy Voting Records                                                   81
     Disclosure of Portfolio Holdings Policies and Procedures               81
     Custody of Assets                                                      82
     Index Funds                                                            83
     Independent Registered Public Accounting Firm                          84
Management of the Series Company                                            85
     Director Ownership of Shares                                           89
     Compensation of Independent Directors                                  90
Appendix                                                                    92
     Description of Corporate Bond Ratings                                  92
     Description of Commercial Paper Ratings                                93

--------------------------------------------------------------------------------
                         GENERAL INFORMATION AND HISTORY
--------------------------------------------------------------------------------


The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the Inflation Protected, the International Government Bond and the Nasdaq-100(R) Index Funds, is "diversified" as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to as "Sub-adviser") for each Fund to provide investment sub-advisory services, subject to VALIC's oversight.

The Series Company issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates.

The Series Company was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company ("AGSPC") on January 14, 1985, and to North American Funds Variable Product Series I on October 1, 2000. Subsequently, on December 31, 2001, the name changed to VALIC Company I. The individual Fund names also changed on December 31, 2001, as noted below.



NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
-----------------------                  -------------------------------        -------------------------

AGSPC Asset Allocation Fund              North American - AG Asset Allocation   Asset Allocation Fund
                                         Fund
AGSPC Capital Conservation Fund          North American - AG Capital            Capital Conservation Fund
                                         Conservation Fund
AGSPC Government Securities Fund         North American - AG Government         Government Securities Fund
                                         Securities Fund
AGSPC Growth & Income Fund               North American - AG Growth & Income    Growth & Income Fund
                                         Fund
AGSPC International Equities Fund        North American - AG International      International Equities Fund
                                         Equities Fund
AGSPC International Government Bond      North American - AG International      International Government Bond Fund
Fund                                     Government Bond Fund
AGSPC Mid Cap Index Fund                 North American - AG Mid Cap Index      Mid Cap Index Fund
                                         Fund
AGSPC Money Market Fund                  North American - AG 1 Money Market     Money Market I Fund
                                         Fund
N/A (new fund 10/1/2000)                 North American - AG Nasdaq-100(R)      Nasdaq-100(R) Index Fund
                                         Index Fund
AGSPC Small Cap Index Fund               North American - AG Small Cap Index    Small Cap Index Fund
                                         Fund
AGSPC Social Awareness Fund              North American - AG Social Awareness   Social Awareness Fund
                                         Fund
AGSPC Stock Index Fund                   North American - AG Stock Index Fund   Stock Index Fund
AGSPC Growth Fund                        North American Core Equity Fund        Core Equity Fund


NAME PRIOR TO 10/1/2000                  NAME FROM 10/2000 TO 12/31/2001        NAME EFFECTIVE 12/31/2001
-----------------------                  -------------------------------        -------------------------
N/A (new fund 10/1/2000)                 North American - American Century      Income & Growth Fund
                                         Income & Growth Fund
N/A (new fund 10/1/2000)                 North American - American Century      International Growth I Fund
                                         International Growth Fund
N/A (new fund 10/1/2000)                 North American - Founders Large Cap    Large Cap Growth Fund
                                         Growth Fund
N/A (new fund 10/1/2000)                 North American - Founders/T. Rowe      Small Cap Fund
                                         Price Small Cap Fund
N/A (new fund 11/1/2000)                 North American - T. Rowe Price Blue    Blue Chip Growth Fund
                                         Chip Growth Fund
N/A (new fund 11/1/2000)                 North American - T. Rowe Price         Health Sciences Fund
                                         Health Sciences Fund
AGSPC Science & Technology Fund          North American - T. Rowe Price         Science & Technology Fund
                                         Science & Technology Fund
N/A (new fund 12/31/2001)                N/A                                    Value Fund


The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of the Series Company through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the "Opportunities Fund," was reorganized with and into the Blue Chip Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund.

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S&P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody's International, or Barra, and/or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

BORROWING
All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

COMMODITIES
All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

CONCENTRATION
All Funds except the Health Sciences Fund and the Nasdaq-100(R) Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

DIVERSIFICATION
All Funds except the Health Sciences Fund, the Inflation Protected Fund, the International Government Bond Fund, and the Nasdaq-100(R) Index Fund. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

ISSUANCE OF SENIOR SECURITIES
All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission ("SEC") staff interpretation of the 1940 Act.

LENDING
All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

REAL ESTATE
All Funds: No Fund may purchase or sell real estate except that each Fund may
(i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

UNDERWRITING
All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

CONTROL OF COMPANIES
All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

ILLIQUID SECURITIES
All Funds: Each Fund may not invest more than 15% (10% for the Money Market I
Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

FOREIGN SECURITIES
All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

     100%

     International Equities Fund
     International Government Bond Fund
     International Growth I Fund

     35%
     Asset Allocation Fund
     Core Equity Fund
     Growth & Income Fund
     Health Sciences Fund
     Income & Growth Fund
     Mid Cap Index Fund
     Nasdaq-100(R) Index Fund
     Small Cap Index Fund
     Stock Index Fund

     30%
     Inflation Protected Fund
     Large Cap Growth Fund
     Science & Technology Fund
     Small Cap Fund

     25%
     Large Capital Growth Fund
     Mid Cap Strategic Growth Fund
     Value Fund

     20%
     Blue Chip Growth Fund
     Capital Conservation Fund
     Government Securities Fund
     Money Market I Fund (payable in U.S. Dollars)
     Socially Responsible Fund

MARGIN
All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

SHORT SALES
All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

INVESTMENT COMPANIES
All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

ASSET-BACKED SECURITIES
All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

SINGLE INVESTMENT COMPANIES
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest more than 5% of total assets in a single investment company.

TOTAL INVESTMENT COMPANY INVESTMENT
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

SINGLE INVESTMENT COMPANY VOTING SECURITIES
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology and the portion of the Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES
All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

FUTURES CONTRACTS - INITIAL MARGIN DEPOSITS
All Funds: With respect to each Fund other than the Money Market I Fund, to the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND

As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

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                              INVESTMENT PRACTICES
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ADJUSTABLE RATE SECURITIES

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

Each Fund may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES

The Asset Allocation Fund, the Blue Chip Growth Fund, the Capital Conservation Fund, the Core Equity Fund, the Growth & Income Fund, the Health Sciences Fund, the Income & Growth Fund, the Inflation Protected Fund, the International Growth I Fund, the International Equities Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Science & Technology Fund, the Small Cap Fund, the Social Awareness Fund, and the Value Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

DEPOSITARY RECEIPTS

Each Fund, other than the Money Market I Fund, may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a

United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund's investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

EURODOLLAR OBLIGATIONS

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

FIXED INCOME SECURITIES

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other nationally rated statistical rating organization ("NRSRO") or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower Rated Fixed Income Securities

The Capital Conservation Fund, the Income & Growth Fund, the Inflation Protected Fund, the International Government Bond Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled"). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

 A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Sub-adviser increases a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the "Custodian" or "State Street") will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

FOREIGN SECURITIES

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

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
Emerging Markets

The Blue Chip Growth Fund, the Health Sciences Fund, the Income & Growth Fund, the Inflation Protected Fund, the International Government Bond Fund, the International Growth I Fund, the Large Capital Growth Fund (up to 5% of total assets), the Mid Cap Strategic Growth Fund, the Science & Technology Fund and the Value Fund may make investments in companies domiciled in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

HYBRID INSTRUMENTS

Each of the Funds, other than the Inflation Protected Fund and the Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities and exchange traded funds ("ETFs"), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For more information on ETFs, see "Other Investment Companies."

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments (including investments in other investment companies) to 10% (5% for the Inflation Protected Fund) of total assets.

Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

ILLIQUID SECURITIES

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

INITIAL PUBLIC OFFERINGS ("IPOS")

The Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund, Income & Growth Fund, International Growth I Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Fund and Value Fund may invest in IPOs. As such, a portion of each Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as a Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

INTERFUND BORROWING AND LENDING PROGRAM

The Series Company has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

LENDING PORTFOLIO SECURITIES

Each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS

Each Fund may invest in loan participations. Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. The Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

MORTGAGE-RELATED SECURITIES

All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund and the Value Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund and the Inflation Protected Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices

Each Fund, except the Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information. Each Fund, other than the Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund, the International Government Bond Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. The Blue Chip Growth Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may write call and put options that are not covered. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each Fund, except the Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500(R) Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except the Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund and the Value Fund may also purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund, the Small Cap Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund and the Value Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund, except the Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Inflation Protected Fund, International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, and the Mid Cap Strategic Growth Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

From time to time, the Blue Chip Growth Fund, the Health Sciences Fund, the Inflation Protected Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Science & Technology Fund and the Small Cap Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.

The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, except the Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by the Blue Chip Growth Fund, the Capital Conservation Fund, the Government Securities Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Science & Technology Fund and the Small Cap Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. The Blue Chip Growth Fund, the Core Equity Fund, the Growth & Income Fund, the Health Sciences Fund, the Science & Technology Fund and the Small Cap Fund may also write covered put options on stock index futures contracts. The Blue Chip Growth Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500(R) Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the Inflation Protected Fund, the International Equities Fund, the International Government Bond Fund and the Mid Cap Strategic Growth Fund like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its Custodian or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Effective February 2006, the Fund will be required to deposit the initial margin and variation margin with the FCM.

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

OTHER INVESTMENT COMPANIES

Each of the Funds, other than the Money Market I Fund, Capital Conservation Fund, and Government Securities Fund, may invest in securities of other investment companies (including HOLDRs and ETFs such as iShares and SPDRs, as described below), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

Holding Company Depositary Receipts ("HOLDRs") are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices or various countries and regions. iShares are managed by Barclay's Global Investors and are listed on the American Stock Exchange ("AMEX"). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor's Depositary Receipts ("SPDRs") are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500(R). SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund's limitations on investment company holdings.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

Each Fund, except the Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks,
(ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except the Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund's total assets (10% in the case of Money Market I Fund).

REVERSE REPURCHASE AGREEMENTS

The Blue Chip Growth Fund, the Core Equity Fund, the Health Sciences Fund, the Inflation Protected Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Science & Technology Fund and the Small Cap Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

RULE 144A SECURITIES

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

SHORT SALES

Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Money Market I Fund, may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

SWAP AGREEMENTS

The Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund, the Large Capital Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.

VARIABLE RATE DEMAND NOTES

Each Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WARRANTS

Each Fund, except the Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

--------------------------------------------------------------------------------
                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement ("Advisory Agreement") dated January 1, 2002, that was last approved by the Board of Directors on July 26, 2005. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG").

Pursuant to the Advisory Agreement, the Series Company retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by the Series Company include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts. VC I shall allocate the foregoing expenses among the Funds and, to the extent that any of the foregoing expenses are allocated between the Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below.

                                                                           INVESTMENT ADVISORY FEES PAID FOR
                                                                               FISCAL YEAR ENDED MAY 31,
             FUND NAME                                                2005               2004                2003
             Asset Allocation Fund                                      $970,558           $886,029            $792,890
             Blue Chip Growth Fund                                       361,858            273,640             148,039
             Capital Conservation Fund                                   426,719            410,438             398,255
             Core Equity Fund                                          4,578,808          4,788,943           4,334,282
             Government Securities Fund                                  703,046            836,372             900,370
             Growth & Income Fund                                      1,320,789          1,403,452           1,310,594
             Health Sciences Fund                                      1,507,528          1,139,275             558,019
             Income & Growth Fund                                      1,792,038          1,712,444           1,459,730
             Inflation Protected Fund*                                    14,643                N/A                 N/A
             International Equities Fund                               1,190,099            451,688             289,208
             International Government Bond Fund                          744,522            745,240             624,463
             International Growth I Fund                               3,677,792          3,812,799           3,474,142
             Large Cap Growth Fund                                     3,453,615          4,282,624           3,900,263
             Large Capital Growth Fund*                                   32,708                N/A                 N/A
             Mid Cap Index Fund                                        4,793,800          3,906,884           2,905,924
             Mid Cap Strategic Growth Fund*                               30,588                N/A                 N/A
             Money Market I Fund                                       2,168,600          2,402,961           2,958,515
             Nasdaq-100(R) Index Fund                                    365,334            333,005             121,446

                                                                    INVESTMENT ADVISORY FEES PAID FOR
                                                                        FISCAL YEAR ENDED MAY 31,
     FUND NAME                                                2005               2004                2003
     Science & Technology Fund                                11,316,300         12,439,525           8,913,172
     Small Cap Fund                                            5,507,596          5,475,614           4,553,763
     Small Cap Index Fund                                      1,966,633          1,359,431             753,478
     Social Awareness Fund                                     2,037,289          1,918,682           1,646,755
     Stock Index Fund                                         11,384,135         10,618,015           8,916,679
     Value Fund                                                  140,188            102,208              75,358

      *    Commenced operation December 20, 2004.

For the fiscal years ended May 31, 2005, 2004 and 2003, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:


              FUND NAME                                      AMOUNTS REIMBURSED BY VALIC FOR THE
                                                                       YEAR ENDED MAY 31,
                                                                    2005            2004          2003

              Asset Allocation Fund                                    -               -             -
              Blue Chip Growth Fund                               $9,180               -             -
              Capital Conservation Fund                                -               -             -
              Core Equity Fund                                   467,717        $578,600      $658,912
              Government Securities Fund                               -               -             -
              Growth & Income Fund                                96,514          78,657       109,845
              Health Sciences Fund                                     -               -             -
              Income & Growth Fund                               191,233         173,800       188,930
              Inflation Protected Fund*                           47,476               -             -
              International Equities Fund                              -               -             -
              International Government Bond Fund                       -               -             -
              International Growth I Fund                      1,002,007         842,022     1,038,269
              Large Cap Growth Fund                               90,553         107,493       166,331
              Large Capital Growth Fund*                          81,913               -             -
              Mid Cap Index Fund                                       -               -             -
              Mid Cap Strategic Growth Fund*                      79,834               -             -
              Money Market I Fund                                146,265         175,304       269,584
              Nasdaq-100(R) Index Fund                                 -               -             -
              Science & Technology Fund                                -          75,743       456,761
              Small Cap Fund                                     611,317         553,653       571,973
              Small Cap Index Fund                                     -               -             -
              Social Awareness Fund                                    -               -             -
              Stock Index Fund                                         -               -             -
              Value Fund                                          20,058               -             -

         *     Commenced operations December 20, 2004.

VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2006.

                                                            MAXIMUM FUND          EXPENSE BEFORE
                   FUND                                       EXPENSE               LIMITATION
                                                                               (AS OF MAY 31, 2005)
                   Blue Chip Growth Fund                       1.10%                   1.10%
                   Core Equity Fund                            0.85%                   0.93%
                   Growth & Income Fund                        0.85%                   0.90%
                   Income and Growth Fund                      0.83%                   0.91%
                   Inflation Protected Fund                    0.65%                   2.27%
                   International Growth I Fund                 1.01%                   1.29%
                   Large Cap Growth Fund                       0.96%*                  1.00%
                   Large Capital Growth Fund                   0.80%                   2.73%
                   Mid Cap Strategic Growth Fund               0.85%                   2.68%
                   Money Market I Fund                         0.56%*                  0.61%
                   Small Cap Fund                              0.95%                   1.05%
                   Value Fund                                  1.30%                   1.39%

                * Effective October 1, 2005, the new rate for the Large Cap Growth Fund and the Money Market I Fund are 0.90% and 0.55%, respectively.

The Advisory Agreement requires that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

APPROVAL OF ADVISORY AGREEMENTS

The Board, including the Directors that are not interested persons of the Series Company, as defined in the 1940 Act (the "Independent Directors"), approved with respect to each Fund (except for the Inflation Protected Fund, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund), the Investment Advisory Agreement between VALIC and the Series Company and the Investment Sub-Advisory Agreements between VALIC and each of the following sub-advisers at a meeting of the Board held on July 25-26, 2005: AIGGIC, AIM, American Century, American Century Global, Franklin Portfolio, MFS, Oppenheimer, SAAMCo, T. Rowe Price, Wellington Management and WMA. Also at the July 2005 meeting, the Board, and a majority of the Independent Directors, approved a new Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC ("RCM") that would become effective on or about September 19, 2005. The Investment Advisory Agreement and Investment Sub-advisory Agreements are collectively referred to as the "Advisory Agreements."

At a meeting held on April 25-26, 2005, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Sub-Advisory Agreement with AIM and approved an Investment Sub-Advisory Agreement with MFS, both with respect to the International Growth I Fund. The Investment Sub-Advisory Agreements with respect to the Fund were approved for an initial period of two years. The Board noted that AIM and MFS would each manage 25% of the Fund's assets and American Century would continue to manage the remaining 50% of the Fund's assets. AIM and MFS assumed sub-advisory duties effective June 19, 2005.

In addition, at a regular meeting held on October 18-19, 2004, the Board, including a majority of the Independent Directors, approved an amendment to the Investment Advisory Agreement with respect to certain new VC I funds (the Inflation Protected Fund, Large Capital Growth Fund and Mid Cap Strategic Growth
Fund), and Investment Sub-Advisory Agreements (or amendments thereto) with respect to such Funds, between VALIC and each of the following sub-advisers:
AIGGIC (with respect to the Inflation Protected Fund), AIM (with respect to the Large Capital Growth Fund), Brazos (with respect to the Mid Cap Strategic Growth
Fund), SAAMCo (with respect to the Large Capital Growth Fund) and Van Kampen (with respect to the Mid Cap Strategic Growth Fund). The Advisory Agreements with respect to these three Funds were approved for an initial period of two years.

AIGGIC, AIM, American Century, American Century Global, Brazos, Franklin Portfolio, MFS, Oppenheimer, RCM, SAAMCo, T. Rowe Price, Van Kampen, Wellington Management and WMA are collectively referred to as the "Sub-advisers" and each a "Sub-adviser."

In connection with the approval of Advisory Agreements described above, the Board received materials related to certain factors used in its consideration whether to renew or approve such Advisory Agreements. Those factors included:
(1) the nature, extent and quality of services provided or to be provided by (as the case may be) by VALIC and the Sub-advisers; (2) the advisory fee and sub-advisory-fees charged in connection with VALIC's and the Sub-advisers' management of the Funds, compared to advisory fee rates and sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the "Expense Group/Universe" and the "Sub-Advisor Expense Group/Universe"), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Funds, if any, compared to performance of comparable funds as selected by an independent third-party provider of investment company data ("Performance Group/Universe") and against benchmarks and/or indices, and with respect to the International Growth I Fund with respect to AIM and MFS, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund, the performance of comparable funds or accounts managed by the relevant Sub-adviser; (4) the costs of services and the benefits potentially derived by VALIC and the Sub-advisers; (5) the terms of the Advisory Agreements; (6) whether the Funds will benefit from possible economies of scale; and (7) information regarding VALIC and each of the Sub-advisers' compliance and regulatory history. The Directors also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions during which such independent counsel provided guidance to the Independent Directors.

The Expense Group and the Performance Group each consists of a Fund and a select group of funds that are chosen to be comparable to the Fund based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category (for example, large cap value, small cap growth, mid cap core), sales load type, asset size and expense components. In many cases, the other funds that comprise a Fund's Expense Group and Performance Group may differ. The Expense Universe and the Performance Universe each generally consists of a Fund, the funds in its Expense Group or Performance Group, respectively, and all other funds in the asset category or categories included in the Expense Group or Performance Group regardless of asset size or primary channel of distribution. A Fund's Subadvisor Expense Group and Subadvisor Expense Universe are comprised of the Fund and certain other comparable funds in its asset category or categories with subadviser agreements. The funds that comprise a Fund's Expense Group/Universe, Performance Group/Universe and Sub-Advisor Group/Universe are selected by an independent third-party provider of investment company data.

Nature, Extent and Quality of Services. The Board considered the nature, quality and extent of services to be provided to the Funds by VALIC and the Sub-advisers. The Board reviewed information provided by VALIC relating to its operations and personnel. The Board also took into account its familiarity with VALIC's management through board meetings, discussions and reports during the preceding year. The Board considered that VALIC is responsible for the management of the day-to-day operations of VC I, including but not limited to, general supervision of and coordination of the services provided by the Sub-advisers, and is also responsible for monitoring and reviewing the activities of the Sub-advisers and other third-party service providers and makes changes/replacements when deemed appropriate. The Board also noted that VALIC personnel meet on a periodic basis to discuss the performance of the Funds, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-a-vis competitors. In addition, it was considered that VALIC works to developing marketing strategies to promote an identity for the Funds separate and apart from the insurance products and the employer-sponsored retirement plans. The Board also considered VALIC's financial condition and whether it had the financial wherewithal to provide the services under the Investment Advisory Agreement with respect to each Fund.

With respect to the services provided by the Sub-advisers, the Board considered information provided to them regarding the services provided by the Sub-adviser, including information presented throughout the previous year, if applicable. The Board considered that the Sub-advisers make investment decisions for the Funds according to each Fund's investment objective and restrictions. It was also noted that each Sub-adviser (i) determines the securities to be purchased or sold on behalf of the Funds it manages as may be necessary in connection therewith; (ii) provides

VALIC with records concerning its activities, which VALIC or VC I are required to maintain; and (iii) renders regular reports to VALIC and to officers and Directors of VC I concerning its discharge of the foregoing responsibilities. The Board reviewed the qualifications, background and responsibilities of each Sub-adviser's investment and compliance personnel who would be responsible for providing investment management services to the Funds. The Directors also took into account the financial condition of each Sub-adviser. The Directors also noted each Sub-adviser's brokerage practices.

The Board considered VALIC's and each Sub-adviser's history and investment experience. With respect to RCM and in addition to the considerations described above, the Board noted that RCM would share responsibility for providing investment management services to the Science & Technology Fund with T. Rowe Price. The Board noted that a contributing factor for the addition of RCM to the Science and Technology Fund was that the addition of RCM could potentially have had a higher return with lower risk based on quantitative models presented by management. The Board noted that a contributing factor for the addition of AIM and MFS as sub-advisers to the International Growth I Fund was that the addition of the sub-advisers could potentially improve performance, maintain style consistency and control portfolio risk. Management presented statistical analyses that showed that the addition of AIM and MFS could potentially reduce portfolio risk while increasing portfolio returns and represented that this was primarily due to AIM's and MFS's differing investment styles.

The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by VALIC and each Sub-adviser under the Advisory Agreements.

Fees and Expenses. The Board received and reviewed information regarding each Fund's total expenses, advisory and sub-advisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group, Expense Universe and Subadvisor Expense Group and, in some cases as noted below, the Subadviser Expense Universe. It was noted that VALIC negotiates the sub-advisory fees with each of the unaffiliated Sub-advisers at arms-length. The Board also considered that the sub-advisory fees are paid by VALIC out of its advisory fee and not by the Funds, and that sub-advisory fees may vary widely within the Subadvisor Expense Group or Subadvisor Expense Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs.

The Board noted that management proposed the institution of breakpoints or the addition of additional breakpoints to twelve of the Funds' advisory fee schedules. In addition, the Board noted that management proposed lowering the expense caps of the Large Cap Growth Fund and the Money Market I Fund. The total expense information, advisory fee information, and sub-advisory fee information considered by the Board, among other fee and expense data, is summarized below.

          o Asset Allocation Fund (sub-advised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. In addition, the Board noted that the Fund's actual sub-advisory fee was at the median of its Sub-adviser Expense Group.

          o Blue Chip Growth Fund (sub-advised by T. Rowe Price). The Board considered that although the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe, the Fund had only $48.5 million in assets as of April 30, 2005, and if the Fund grows, its total expenses would potentially continue to decrease. In addition, the Board noted that the Fund's actual sub-advisory fees were below the median of its Sub-adviser Expense Group.

          o Capital Conservation Fund (sub-advised by AIGGIC ). The Board considered that the Fund's total expenses were below the median of its Expense Group and Expense Universe and that the Fund's actual advisory fees were above the median of the Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of the Sub-adviser Expense Group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

          o Core Equity Fund (sub-advised by Wellington and WMA). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

          o Government Securities Fund (sub-advised by AIGGIC ). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Sub-adviser Expense Group, noting the relatively small number of funds in the Sub-adviser Expense Group. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

          o Growth & Income Fund (sub-advised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were below the median of its Expense Group and above the median of its Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

          o Health Sciences Fund (sub-advised by T. Rowe Price). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. With respect to sub-advisory fees, it was reported that there were too few comparable funds for the third party provider of investment management information to compose a Sub-adviser Expense Group sufficient to provide meaningful comparisons. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

          o Income & Growth Fund (sub-advised by American Century). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were at the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were below the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee.

          o Inflation Protected Fund (sub-advised by AIGGIC). The Board considered that the Fund's proposed advisory fees were at the median of its Expense Group, noting the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include. Management explained the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the expense cap.

          o International Equities Fund (sub-advised by AIGGIC). The Board considered that the Fund's total expenses were below the median of its Expense Universe and slightly above the median of its Expense Group and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include in the peer group. The Board noted that the Fund's sub-advisory fees were below the median of its Sub-advisor Expense Group and Sub-advisor Expense Universe.

          o International Government Bond Fund (sub-advised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and its Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. In addition, it was noted that the Fund's sub-advisory fees were below the median of its Subadviser Expense Group.

          o International Growth I Fund (sub-advised by American Century Global, AIM and MFS). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) were slightly above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Sub-adviser Expense Group. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee.

         At the April 2005 meeting, the Board noted that the sub-advisory fees of AIM and MFS were below American Century's sub-advisory fee rate but were above the median for the Fund's Sub-adviser Expense Group. As a result of the addition of AIM and MFS, the Board noted that the aggregate sub-advisory fee rate payable by VALIC would decrease.

          o Large Cap Growth Fund (sub-advised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board considered that the Board had approved the lowering of the Fund's expense cap and its advisory fee at its July 2004 meeting, and that the full benefit of this adjustment was not reflected in the comparative fee information. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the reduction of the Fund's contractual advisory fee by 0.10% and lowering the expense cap on total expenses from 0.96% to 0.80%, effective October 1, 2005. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe.

          o Large Capital Growth Fund (sub-advised by AIM & SAAMCo). At the October 2004 meeting, the Board considered that the Fund's contractual advisory fees and sub-advisory fees were below the median of its Expense Group. Management discussed the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the Fund's expense cap.

          o Mid Cap Index Fund (sub-advised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Sub-adviser Expense Group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee.

          o Mid Cap Strategic Growth Fund (sub-advised by Brazos & Van Kampen). At the October 2004 meeting, the Board considered that the Fund's contractual management fees and sub-advisory fees were below the median of its Expense Group. Management discussed the Fund's estimated total expenses and the Board noted that the Fund's total expenses would be capped and that VALIC would waive or reimburse Fund expenses above the Fund's expense cap.

          o Money Market I Fund (sub-advised by SAAMCo). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and its Expense Universe. The Board also noted that the Fund's sub-advisory fees were above the median of its Sub-adviser Expense Group. The Board took into account its approval at the July 2005 meeting of the reduction of the Fund's cap on total expenses from 0.60% to 0.55%, effective October 1, 2005. The Board also considered that, at the July 2005 meeting, VALIC proposed and the Board approved the reduction of the Fund's contractual management fee from 0.50% to 0.40%.

          o Nasdaq-100 Index Fund (sub-advised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board considered management's discussion of the appropriateness of the peer group chosen for the Fund. The Board noted that the Fund's sub-advisory fees were below the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe.

          o Science & Technology Fund (sub-advised by T. Rowe Price and RCM). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the Fund's actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's current sub-advisory fees were below the median of its Subadviser Expense Group. The Board noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee.

         The Board noted that VALIC also proposed that RCM initially manage $250 million of the Fund's assets, with T. Rowe Price managing the remaining portion of the Fund's assets. As a result of the addition of RCM, the aggregate sub-advisory fee rate payable by VALIC would slightly increase and VALIC will retain a smaller percentage of its advisory fee.

          o Small Cap Fund (sub-advised by American Century, Franklin Portfolio and T. Rowe Price). The Board considered that the Fund's total expenses (net of applicable expense waivers/reimbursements) and actual advisory fees were above the median of its Expense Group and Expense Universe. The Board noted that the Fund's sub-advisory fees were above the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual management fee. The Board also noted VALIC's current undertakings to maintain expense limitations for the Fund.

          o Small Cap Index Fund (sub-advised by AIGGIC). The Board considered that the Fund's total expenses were at the median of its Expense Group and below the median of its Expense Universe and that the actual advisory fees were at the median of its Expense Group and Expense Universe. The Board noted the relatively small number of funds in the Expense Group as it was reported that there were few comparable funds for the third party provider of investment management information to include in the peer group. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe.

          o Social Awareness Fund (sub-advised by AIGGIC). The Board considered that the Fund's total expenses and actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that the Fund's sub-advisory fees were below the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe.

          o Stock Index Fund (sub-advised by AIGGIC). The Board considered that the Fund's total expenses were above the median of its Expense Group and below the median of its Expense Universe and that the actual advisory fees were below the median of its Expense Group and Expense Universe. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of additional breakpoints to the Fund's contractual advisory fee. In addition, the Board noted that the Fund's sub-advisory fees were below the median of its Expense Group.

          o Value Fund (sub-advised by Oppenheimer). The Board considered that, although the Fund's total expenses and actual advisory fees were above the median of its Expense Group and Expense Universe, the Fund had only $22.9 million in assets and if the Fund grows, total expenses could potentially continue to decrease. The Board also noted that, at the July 2005 meeting, VALIC proposed and the Board approved the institution of breakpoints to the Fund's contractual advisory fee. The Board also noted that the Fund's proposed sub-advisory fees were above the median of its Sub-adviser Expense Group and Sub-adviser Expense Universe.

The Directors concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

         Investment Performance. With respect to the Funds for which Advisory Agreements were approved at the July 2005 Board meeting, the Board received and reviewed information prepared by management and by a third party provider of investment company information regarding the Funds' investment performance compared against its benchmark and other funds in its Performance Group and Performance Universe. All information reviewed by the Board at its July 2005 meeting related to Performance Group, Performance Universe and its Lipper Index are as of the period ended April 30, 2005, while all information prepared by management (including benchmark related information) is as of the period ended June 30, 2005. With respect to the International I Growth Fund with respect to AIM and MFS, the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund, the Board considered the performance of comparable funds or accounts managed by the relevant Sub-adviser. A summary of certain of the information that the Board considered is as follows:

          o Asset Allocation Fund (sub-advised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Flexible Portfolio Fund Index and the median of its Performance Universe for the three-, five- and ten-year periods, but trailed such index and its Performance Universe for the one-year period. In addition, it was noted that the Fund slightly trailed the median of its Performance Group for the one-, five- and ten-year periods and outperformed the Group for the three-year period. Furthermore, the Board noted that the Fund outperformed its blended index for the one-, three- and five-year periods but slightly trailed such index for the ten-year period. The blended index is comprised of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the New York City 30 Day Certificate of Deposit Primary Offering Rate ("30-Day CD Rate")(10%). The Directors concluded that the Fund's performance has been satisfactory.

          o Blue Chip Growth Fund (sub-advised by T. Rowe Price). The Board considered that the Fund's performance exceeded the Lipper Large Cap Growth Index and the median of its Performance Universe for the one- and three-year periods. It was also noted that the Fund's performance exceeded the median of its Performance Group for three-year period, but slightly trailed such median for the one-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P(R) 500 Index, for the one- and three-year periods. The Directors concluded that the Fund's performance has been satisfactory.

          o Capital Conservation (sub-advised by AIGGIC ). The Board considered that the Fund's performance slightly trailed the Lipper A Rated Bond Fund Index, the median of its Performance Group and the median of its Performance Universe for the one-, three, five- and ten-year periods. In addition, the Board noted that the Fund slightly trailed its benchmark, the Lehman Brothers Aggregate Bond Index, for the same periods. The Directors noted management's discussion of the Fund's performance and its recent improvement and concluded that the Fund's underperformance is being addressed.

          o Core Equity Fund (sub-advised by Wellington and WMA). The Board considered that the Fund's performance exceeded the Lipper Large Cap Core Index for the one- and three-year periods, but trailed such index for the five- and ten-year periods. It was also noted that the Fund's performance exceeded the median of its Performance Universe for the three-year period but trailed the median for the one-, five- and ten-year periods. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Group for the three-year period and trailed the median for the one-, five- and ten-year periods. Finally, the Board noted that the Fund's performance trailed its benchmark, the S&P 500(R) Index for the one-, three-, five- and ten-year periods. The Directors also noted the Fund's more recent short-term performance. The Directors noted management's discussion of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Government Securities Fund (sub-advised by AIGGIC ). The Board considered that the Fund's performance exceeded the Lipper General U.S. Government Fund Index, the median of its Performance Group and the median of its Performance Universe for the one-, three-, five- and ten-year periods. In addition, the Board noted that the Fund slightly outperformed its benchmark, the Lehman Brothers U.S. Government Bond Index, for the three-year period but slightly underperformed such benchmark for the one-, five- and ten-year periods. The Directors noted management's discussion of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Growth & Income Fund (sub-advised by SAAMCo). The Board considered that the Fund's performance exceeded the Lipper Large Cap Core Index for the one-, three, and five-year periods, but trailed the index for the ten-year period. It also noted that the Fund's performance exceeded the median of its Performance Group for the one, three-, five- and ten-year periods. In addition, the Fund's performance exceeded the median of its Performance Universe for the one- and five- year periods, but slightly trailed the median for the three- and ten-year periods. The Board also noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the one-year period but trailed such benchmark for the three-, five- and ten-year periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Health Sciences Fund (sub-advised by T. Rowe Price). The Board considered that the Fund's performance exceeded the median of its Performance Group and the median for its Performance Universe for the three-year period and trailed such medians for the one-year period. The Board also noted that the Fund outperformed the Lipper Health/Biotech Fund Index for the three-year period and underperformed the index for the one-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the three-year period and trailed such benchmark for the one-year period. The Directors noted management's discussion of the Fund's performance including its continued monitoring of the Fund and concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Income & Growth Fund (sub-advised by American Century). The Board considered that the Fund's performance trailed the Lipper Multi-Cap Value Index, the median of its Performance Group and the median of its Performance Universe for the one-, and three-year periods. In addition, the Board noted that the Board outperformed its benchmark, the S&P 500(R) Index, for the one- and three-year periods. The Directors noted management's discussion of its monitoring of the Fund's performance and concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o International Equities Fund (sub-advised by AIGGIC). The Board considered that the Fund's performance trailed the median of its Performance Universe for the three-, five-, and ten-year periods and exceeded its Performance Universe for the one-year period. The independent third party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were only two other funds in such group. In addition, the Board considered that the Fund underperformed its benchmark, the EAFE Index, for the one-, three-, five- and ten-year periods. The Directors noted management's discussion of the Fund's performance including its continued monitoring of the Fund and concluded that the Fund's performance is satisfactory in light of all factors considered.

          o International Government Bond Fund (sub-advised by AIGGIC). The Board considered that the Fund's performance exceeded the Lipper Global Income Fund Index and the median of its Performance Universe for the one-, three, five-year periods and lagged the index and its Performance Universe for the ten-year period. It was also noted that the Fund's performance exceeded the median in its Performance Group for the one- and three-year periods, but trailed the median for the five- and ten-year periods. In addition, the Board noted that the Fund underperformed its blended benchmark for the one-, three-, five- and ten-year periods. The blended benchmark is comprised of the JP Morgan Emerging Markets Bond Index Plus (EMBI+) (30%) and the JP Morgan Government Bond Index Plus (GBI+) (70%). The Directors concluded that the Fund's performance was satisfactory in light of all factors considered.

          o International Growth I Fund (sub-advised by American Century Global, AIM and MFS). The Board considered that the Fund's performed just above the median of its Performance Universe for the one-year period but trailed the median for the three-year period. The independent third party provider of investment company information did not provide information with respect to the Fund's Performance Group because there were only four funds in such group. In addition, the Board noted that the Fund underperformed its benchmark, the EAFE Index, for the benchmark for the one- and three-year periods. The Directors also noted the Fund's more recent short-term performance. The Directors took into account management's hiring of AIM and MFS as Sub-advisers of the Fund in an attempt to address the Fund's underperformance. The Directors noted that the performance of the new Sub-advisers was not reflected in the performance information. The Directors concluded that appropriate action had been to address the Fund's performance.

     At the April 2005 meeting, the Board considered the performance of the AIM's and MFS's funds that are managed with a similar investment objective and similar investment strategies as the Fund. It noted that both of their comparable funds (the AIM International Growth Fund and the MFS International Equity Portfolio) outperformed their Performance Groups for the one and three-year periods. Furthermore, it was noted that the AIM International Growth Fund outperformed the EAFE Index for the year-to-date and the three-year period ended March 31, 2005 and that the MFS International Equity Portfolio outperformed the EAFE Index for the year to date, one-, three- and five-year periods ended March 31, 2005.

          o Large Cap Growth Fund (sub-advised by SAAMCo). The Board considered that the Fund's performance trailed the Lipper Large Cap Growth Index, the median of its Performance Group and the median of its Performance Universe for the one- and three-year periods. In addition, the Board noted that the Fund lagged its benchmark, the S&P 500(R) Index, for the same period. The Directors took into account management's proposal at the July 2005 meeting to reduce the Fund's expense cap and its management fee, which the Board considered and approved. The Directors also noted management's discussion of the Fund and concluded that appropriate steps are being taken to address the Fund's performance.

          o Large Capital Growth Fund (sub-advised by AIM and SAAMCo). As the Fund had no performance history as of October 2004, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable fund managed by AIM, the AIM Large Cap Growth Fund Portfolio, it was reported that such fund outperformed both the Russell 1000 Growth Index and the average of the Lipper Large Cap Growth Category for the one-, three- and five-year periods.

          o Mid Cap Index Fund (sub-advised by AIGGIC). The Board considered that the Fund's performance was comparable to the median of its Performance Universe for all periods -- the Fund exceeded the median of its Performance Universe for the one- and ten-year periods, but slightly trailed the median for the three- and five-year periods. In addition, it was noted that the Fund's performance exceeded the Lipper Mid Cap Core Index for all periods except the three-year period. The Board also noted that the Fund slightly underperformed its benchmark, the S&P Mid Cap 400 Index, for all periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Mid Cap Strategic Growth Fund (sub-advised by Brazos and Van Kampen). As the Fund had no performance history as of October 2004, the Board considered the performance of funds that are managed by the Sub-advisers and that have similar investment objectives and investment strategies as the Fund. With respect to the comparable fund managed by Brazos, its Mid Cap Composite Portfolio, it was reported that the comparable fund outperformed both the Russell Mid Cap Growth Index and the Russell Mid Cap Index for six of the past eleven years. With respect to the comparable fund managed by Van Kampen, the Morgan Stanley Institutional Funds Mid Cap Growth Portfolio, it was reported that the comparable fund had outperformed the Russell Mid Cap Growth Index and average of the Lipper Mid Cap Growth Category for the one- and ten-year periods, and the period since inception (March 30, 1990), but lagged such index and category average for the three- and five-year periods.

          o Money Market I Fund (sub-advised by SAAMCo). The Board considered that the Fund's performance trailed the median of its Performance Group and Performance Universe for the one-, three-, five- and ten-year periods. It also noted that the Fund's performance exceeded the Lipper Money Market Fund Index for the one- and three-year periods but trailed the index for the five- and ten-year periods. In addition, the Board noted that the Fund outperformed its benchmark, the 30-Day CD Rate, for the one-, five- and ten-year periods but slightly trailed such benchmark for the three-year period. The Board took into account the proposed reduction of the management fee and the expense cap, which the Board approved at the July 2005 meeting, and the potential effect of such reductions on the Fund's performance. The Directors also noted the relatively small range of returns among the Fund's peer group. The Directors concluded that appropriate action has been taken to address the Fund's performance.

          o Nasdaq-100 Index Fund (sub-advised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Universe for the three-year period but trailed the median for the one-year period. It was also noted that the Fund's performance trailed the Lipper Multi Cap Growth Index for the one-year period, but outperformed the index for the three-year period. In addition, the Board noted that the Fund lagged its benchmark, the Nasdaq-100 Index, for the one- and three-year periods. The Directors noted management's discussion of the appropriateness of the Fund's peer group. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Science & Technology Fund (sub-advised by T. Rowe Price and RCM). The Board considered that the Fund's performance exceeded the Lipper Science & Technology Index for the one- and three-year periods, but trailed such index for the five- and ten-year periods. It also noted that the Fund's performance was at or exceeded the median of its Performance Group for the one-, three- and five-year periods. With respect to the Fund's Performance Universe, it was noted that the Fund's performance was at or exceeded the median for the one- and three-year periods but trailed the median for the five-year period. In addition, the Board noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the three-year period, but lagged such benchmark for the one-, five- and ten-year periods. The Directors took into account management's plans for the Fund, as well as the proposed addition of RCM, which was not reflected in the performance information. The Directors concluded that the Fund's performance was satisfactory in light of all factors considered.

         In approving the Sub-Advisory Agreement with RCM, the Board also considered the performance of the Allianz/PIMCO RCM Global Tech Fund which is managed by RCM with a similar investment objective and investment strategy as the Science & Technology Fund and noted that it had exceptional performance for the one-, three- and five-year periods.

          o Small Cap Fund (sub-advised by American Century, Franklin Portfolio and T. Rowe Price). The Board considered that the Fund's performance exceeded the median of its Performance Group for the one- and three-year periods. It also noted that in its Performance Universe, the Fund trailed the median in the three-year period but exceeded the median in the one-year period. In addition, it was noted that the Fund's performance beat the Lipper Small Cap Core Index for the one-year period but trailed such index for the three-year period. The Board also noted that the Fund outperformed its benchmark, the Russell 2000 Index, for the one-year period but trailed such benchmark for the three-year period. The Directors took into account management's discussion of the Fund's performance, including the recent market environment with respect to smaller capitalization companies. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Small Cap Index Fund (sub-advised by AIGGIC). The Board considered that the Fund's performance exceeded the median of its Performance Group for the three- and five-year periods but trailed the median for the one-year period. In its Performance Universe, it was noted that the Fund's performance exceeded the median for the three-year period, but trailed the median for the one- and five-year periods. In addition, it was noted that the Fund's performance trailed the Lipper Small Cap Core Index for the one-, three-, five- and ten-year periods. The Board also noted that the Fund slightly underperformed its benchmark, the Russell 2000 Index, for the one-, three-, five- and ten-year periods. The Directors took into account management's discussion of the Fund's performance. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Social Awareness Fund (sub-advised by AIGGIC). The Board considered that the Fund's performance outperformed the Lipper Large Cap Core Index for the three-, five-, and ten-year periods and underperformed for the one-year period. It was also noted that the Fund's performance exceeded the median of its Performance Group for the three-year period, but trailed the median for the one- and five-year periods. In addition, the Board noted that the Fund's performance exceeded the median of its Performance Group for the three-, five, and ten-year periods but trailed the median for the one-year period. Finally, the Board noted that the Fund slightly underperformed its benchmark, the S&P 500(R) Index, for the one-, three-, five- and ten-year periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Stock Index Fund (sub-advised by AIGGIC). The Board considered that the Fund's performance was no more than 0.11% above or below the median of both its Performance Group and Performance Universe and was no more than 0.12% below the Lipper S&P 500 Fund Index for the one-, three-, five- and ten-year periods. The Board also noted that the Fund slightly underperformed its benchmark, the S&P 500(R) Index, for the same periods. The Directors concluded that the Fund's performance has been satisfactory in light of all factors considered.

          o Value Fund (sub-advised by Oppenheimer). The Board considered that the Fund's performance exceeded the Lipper Large Cap Value Index, the median of its Performance Group and the median of its Performance Universe for the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark, the S&P 500(R) Index, for the one- and three-year periods. The Directors concluded that the Fund's performance has been satisfactory.

Cost of Services & Benefits Derived. The Board was provided information related to the cost of services and benefits derived in connection with the Advisory Agreements. Management reported that it believed that any indirect costs are inconsequential to the analysis of the adequacy of the advisory fees and that any collateral benefits derived as a result of providing advisory services to the Funds are de minimis.

Profitability and Economies of Scale. The Board received information related to VALIC's profitability with respect to the services it provides to the Funds. It was noted that the sub-advisory fees paid pursuant to the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Investment Advisory Agreement. The Directors also relied on the ability of VALIC to negotiate the Investment Sub-Advisory Agreements and the fees thereunder at arm's length. The Board determined that the profitability to each Sub-adviser in connection with its relationship with the Funds is therefore not a material factor in their consideration of the Sub-Advisory Agreements. For similar reasons, the potential for the Funds to experience economies of scale from the Sub-advisers' management of the Funds was not considered a material factor to the Board's approval of the Sub-advisory Agreements. With respect to VALIC, the Board determined that its profitability was reasonable.

Furthermore, the Board noted that VALIC serves as a transfer agent to the Funds and SAAMCo serves as the administrator to the Funds and that the fees for such services are paid for by the Funds.

Terms of the Advisory Agreements. The Board reviewed the terms of the Advisory Agreements including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the fees it received from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Advisory Agreements.

Compliance. The Board reviewed the administrator's compliance personnel and VALIC's and each Sub-adviser's regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning the compliance staff of RCM and AIM and MFS who would be responsible for providing compliance functions on behalf of the Science & Technology Fund and International Growth I Fund, respectively. The Board concluded that there was no information that it felt would have a material adverse effect on VALIC's or the Sub-advisers' ability to provide services to the Funds.

Conclusions. In reaching its decision to recommend the renewal and/or approval of the Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Director contributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that VALIC and the Sub-advisers possess the capability and resources to perform the duties required of it under its Advisory Agreement.

Further, based upon its review of the Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Directors, concluded that (1) the terms of the Advisory Agreements are reasonable, fair and in the best interest of the Funds and their shareholders, and (2) the advisory fee rates and sub-advisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics (the "VALIC Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the VALIC Code is (1) any trustee, director, officer, general partner or advisory person of the Series Company or VALIC, (2) any Supervised Person who has access to nonpublic information on VALIC's purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (3) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (4) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A "Supervised Person" means VALIC's partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to the VALIC's supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. VALIC reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of the Series Company or any Sub-adviser during the quarter.

Each of the Sub-advisers has adopted a code of ethics. Provisions of a Sub-adviser's code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provision set forth in the Code of Ethics. Material violations of a Sub-adviser's code of ethics will be reported to the Series Company's Board of Directors.

The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.


--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

FUND NAME                                   SUB-ADVISER NAME
---------                                   ----------------
Asset Allocation Fund                       AIG Global International Corporation ("AIGGIC")
Blue Chip Growth Fund                       T. Rowe Price Associates, Inc. ("T. Rowe Price")
Capital Conservation Fund                   AIGGIC
Core Equity Fund                            Wellington Management Company, LLP ("Wellington Management") and WM
                                            Advisors, Inc. ("WMA")
Government Securities Fund                  AIGGIC
Growth & Income Fund                        AIG SunAmerica Asset Management Corp. ("SAAMCo")
Health Sciences Fund                        T. Rowe Price
Income & Growth Fund                        American Century Investment Management, Inc. ("American Century")
Inflation Protected Fund                    AIGGIC
International Equities Fund                 AIGGIC
International Government Bond Fund          AIGGIC
International Growth I Fund                 American Century Global Investment Management, Inc.
                                            A I M Capital Management, Inc. ("AIM")
                                            Massachusetts Financial Services Company ("MFS")
Large Cap Growth Fund                       SAAMCo


Large Capital Growth Fund                   AIM and SAAMCo
Mid Cap Index Fund                          AIGGIC
Mid Cap Strategic Growth Fund               Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van
                                            Kampen") and Brazos Capital Management, LP ("Brazos")
Money Market I Fund                         SAAMCo
Nasdaq-100(R) Index Fund                    AIGGIC
Science & Technology Fund                   RCM Capital Management LLC ("RCM Capital") and T. Rowe Price
Small Cap Fund                              American Century, Franklin Portfolio Associates, LLC ("Franklin
                                            Portfolio"), and T. Rowe Price
Small Cap Index Fund                        AIGGIC
Social Awareness Fund                       AIGGIC
Stock Index Fund                            AIGGIC
Value Fund                                  OppenheimerFunds, Inc. ("Oppenheimer")

Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC's oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things permits the Series Company to disclose to shareholders the Sub-advisers' fees only in the aggregate for each Fund other than for those Funds managed by AIGGIC and SAAMCo, both affiliated Sub-advisers. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2005, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:


               FUND NAME                                     AGGREGATE SUBADVISORY
                                                                     FEE RATE
               Asset Allocation Fund                                  0.25%
               Blue Chip Growth Fund                                  0.38%
               Capital Conservation Fund                              0.25%
               Core Equity Fund                                       0.26%
               Government Securities Fund                             0.25%
               Growth & Income Fund                                   0.25%
               Health Sciences Fund                                   0.58%
               Income & Growth Fund                                   0.43%
               Inflation Protected Fund*                              0.25%
               International Equities Fund                            0.10%
               International Government Bond Fund                     0.25%
               International Growth I Fund                            0.62%
               Large Cap Growth Fund                                  0.35%
               Large Capital Growth Fund*                             0.43%
               Mid Cap Index Fund                                     0.02%


               Mid Cap Strategic Growth Fund*                         0.45%
               Money Market I Fund                                    0.12%
               Nasdaq-100(R) Index Fund                               0.15%
               Science & Technology Fund                              0.55%
               Small Cap Fund                                         0.56%
               Small Cap Index Fund                                   0.02%
               Social Awareness Fund                                  0.25%
               Stock Index Fund                                       0.01%
               Value Fund                                             0.45%

                  *   Commenced operations December 20, 2004.


For the fiscal years ended May 31, 2005, 2004 and 2003, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.

                FUND                        SUB-ADVISER                2005             2004              2003

Asset Allocation Fund                AIGGIC                             $485,279         $443,014          $396,445
Blue Chip Growth Fund                T. Rowe Price                       172,817          130,096            71,661
Capital Conservation Fund            AIGGIC                              213,360          205,219           199,128
Core Equity Fund                     Wellington Management               708,998          755,774           693,723

                                     WMA, from 01/01/2002
                                     to present                          796,880          815,771           734,848
Government Securities Fund           AIGGIC                              351,523          418,181           450,185
Growth & Income Fund                 SAAMCo                              440,263          467,817           436,865
Health Sciences Fund                 T. Rowe Price                       877,414          661,223           327,719
Income & Growth Fund                 American Century                  1,005,929          964,581           833,301
Inflation Protected Fund             AIGGIC                                7,322              N/A               N/A
International Equities Fund          AIGGIC                              340,028          129,054            82,631
International Government Bond Fund   AIGGIC                              372,261          372,620           312,232
International Growth I Fund          American Century                  2,360,903        2,347,040        $2,160,778
                                     AIM(1)                                  N/A              N/A               N/A
                                     MFS(1)                                  N/A              N/A               N/A
Large Cap Growth Fund                SAAMCO                            1,392,740        1,577,809         1,436,939
Large Capital Growth Fund            AIM                                   9,266              N/A               N/A
                                                                           9,269
                                     SAAMCO                                                   N/A               N/A
Mid Cap Index Fund                   AIGGIC                              358,504          287,551           207,474
Mid Cap Strategic Growth Fund        Brazos                                9,724              N/A               N/A

                                     Van Kampen                            9,939              N/A               N/A
Money Market I Fund                  SAAMCo                              520,464          576,711           710,043


                FUND                        SUB-ADVISER                2005             2004              2003
Nasdaq-100(R) Index Fund             AIGGIC, from 01/01/2002             137,000          124,877            45,542
                                     to present

Science & Technology Fund            RCM Capital(2)                          N/A              N/A               N/A
                                     T. Rowe Price                     6,938,867        7,582,276         5,570,342
Small Cap Fund                       American Century(3)                 979,115              N/A               N/A
                                     FoundersFranklin                     82,427        1,523,863         1,408,460
                                     Portfolio(3)                        799,101              N/A               N/A
                                     T. Rowe Price                     1,569,459        1,762,674         1,362,224
Small Cap Index Fund                 AIGGIC                              132,525           92,682            58,056
Social Awareness Fund                AIGGIC                            1,018,645          959,341           823,377
Stock Index Fund                     AIGGIC                              635,365          604,721           536,667
Value Fund                           Oppenheimer(4)                       77,264              N/A               N/A
                                     Putnam                                4,016           65,518            48,306


(1) Effective June 20, 2005, AIM and MFS became sub-advisers to the International Growth I Fund.
(2) Effective September 19, 2005, RCM Capital will be added as a co-sub-adviser to the Science & Technology Fund.
(3) Effective June 18, 2004, American Century and Franklin Portfolio replaced Founders as co-sub-advisers to the Small Cap Fund.
(4) Effective June 21, 2004, Oppenheimer replaced Putnam as sub-adviser to the Value Fund.

For the fiscal years ended May 31, 2005, 2004, and 2003, VALIC retained the following amounts after the payment of subadvisory fees:

                                                                 FEES RETAINED BY VALIC FOR
                                                                 FISCAL YEAR ENDED MAY 31,
FUND NAME                                          2005                   2004                     2003
Asset Allocation Fund                            $485,279               $443,015                 $396,445
Blue Chip Growth Fund                             189,041                143,544                  76,378
Capital Conservation Fund                         213,359                205,219                 199,127
Core Equity Fund                                 3,072,930              3,217,398               2,905,711
Government Securities Fund                        351,523                418,191                 450,185
Growth & Income Fund                              880,526                935,635                 873,729
Health Sciences Fund                              630,114                478,052                 230,300
Income & Growth Fund                              786,109                747,863                 626,429
Inflation Protected Fund                           7,321                   ---                     ---
International Equities Fund                       850,071                322,634                 206,577
International Government Bond Fund                372,261                372,620                 312,232
International Growth I Fund                      1,316,889              1,465,759               1,313,364
Large Cap Growth Fund                            2,060,875              2,704,815               2,463,324
Large Capital Growth Fund                         14,173                   ---                     ---
Mid Cap Index Fund                               4,435,296              3,619,333               2,698,450


Mid Cap Strategic Growth Fund                     10,925                   ---                     ---
Money Market I Fund                              1,648,136              1,826,250               2,248,472
Nasdaq-100(R) Index Fund                          228,334                208,128                  75,904
Science & Technology Fund                        4,377,433              4,857,249               3,342,830
Small Cap Fund                                   2,077,494              2,189,078               1,783,080
Small Cap Index Fund                             1,834,108              1,266,749                695,422
Social Awareness Fund                            1,018,644               959,341                 823,378
Stock Index Fund                                10,748,770             10,013,294               8,380,012
Value Fund                                        58,908                 36,690                   27,052

American Century and American Century Global Investment Management, Inc., respectively, are direct and indirect subsidiaries of American Century Companies, Inc. AIGGIC is an indirect wholly-owned subsidiary of AIG. AIM is an indirect wholly owned subsidiary of AMVESCAP, PLC London, England. Brazos is an indirect wholly-owned subsidiary of AIG. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. MFS is a wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. Oppenheimer is a wholly-owned subsidiary of MassMutual Financial Group. RCM Capital is an indirect wholly-owned subsidiary of Allianz AG. SAAMCo is an indirect wholly-owned subsidiary of AIG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Van Kampen is a direct subsidiary of Morgan Stanley. Wellington Management is a limited liability partnership owned entirely by 86 partners. WMA is a wholly-owned subsidiary of New American Capital, Inc. and an indirect wholly-owned subsidiary of Washington Mutual, Inc.

--------------------------------------------------------------------------------
                               SERVICE AGREEMENTS
--------------------------------------------------------------------------------

SERVICE AGREEMENTS WITH AFFILIATES

The Series Company has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services.

The Series Company has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to the Series Company at cost.

Pursuant to the Administrative Services Agreement, the Series Company pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds.

For the fiscal years ended May 31, 2005, 2004 and 2003, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

                              FUND NAME                          2005            2004            2003
           Asset Allocation Fund                                  $135,878        $124,044        $111,005
           Blue Chip Growth Fund                                    31,663          23,944          12,953
           Capital Conservation Fund                                59,741          57,461          55,756
           Core Equity Fund                                        400,646         419,033         379,250
           Government Securities Fund                               98,426         117,092         126,052
           Growth & Income Fund                                    123,274         130,989         122,322
           Health Sciences Fund                                    105,527          79,749          39,061
           Income & Growth Fund                                    162,912         155,677         132,703
           Inflation Protected Fund*                                 2,050             N/A             N/A
           International Equities Fund                             238,020          90,338          57,842
           International Government Bond Fund                      104,233         104,334          87,425
           International Growth I Fund                             268,660         266,896         243,190
           Large Cap Growth Fund                                   278,548         315,562         287,388
           Large Capital Growth Fund*                                3,053             N/A             N/A
           Mid Cap Index Fund                                    1,202,264         953,927         673,659
           Mid Cap Strategic Growth Fund*                            3,059             N/A             N/A
           Money Market I Fund                                     303,604         336,415         414,192
           Nasdaq-100(R) Index Fund                                 63,933          58,276          21,253
           Science & Technology Fund                               880,157         967,519         693,247
           Small Cap Fund                                          428,369         425,881         354,181
           Small Cap Index Fund                                    411,337         271,886         150,696
           Social Awareness Fund                                   285,220         268,615         230,546
           Stock Index Fund                                      3,047,558       2,833,044       2,356,670
           Value Fund                                               12,581           9,173           6,763

           *  Commenced operations December 20, 2004.

For the fiscal years ended May 31, 2005, 2004 and 2003, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

           FUND NAME                                             2005                 2004            2003
           Asset Allocation Fund                                    $1,262          $1,537          $1,887
           Blue Chip Growth Fund                                     1,272           1,274           1,259
           Capital Conservation Fund                                 1,262           1,537           1,910
           Core Equity Fund                                          1,683           2,049           2,511
           Government Securities Fund                                1,683           2,049           2,517
           Growth & Income Fund                                      1,262           1,537           1,886
           Health Sciences Fund                                      1,272           1,274           1,259
           Income & Growth Fund                                      1,272           1,182           1,256
           Inflation Protected Fund*                                   812             N/A             N/A
           International Equities Fund                              10,344          11,092          11,052
           International Government Bond Fund                          414             518             645
           International Growth I Fund                                 842           1,024           1,327
           Large Cap Growth Fund                                       959           1,151           1,255
           Large Capital Growth Fund*                                  812             N/A             N/A
           Mid Cap Index Fund                                       11,201          12,071          11,650
           Mid Cap Strategic Growth Fund*                              812             N/A             N/A
           Money Market I Fund                                      13,654          15,151          24,937
           Nasdaq-100(R) Index Fund                                  6,974           6,862           6,626
           Science & Technology Fund                                 8,651           8,911           9,144
           Small Cap Fund                                              841           1,025           1,249
           Small Cap Index Fund                                      8,576          15,108           8,514
           Social Awareness Fund                                     1,262           1,539           1,732
           Stock Index Fund                                         14,042          15,400          17,129
           Value Fund                                                  843           1,040           1,192

         * Commenced operations December 20, 2004.

--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

OTHER ACCOUNTS

The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2005, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.


                                                                                           OTHER ACCOUNTS

                                                                                        (As of May 31, 2005)

                                                                --------------------------------------------------------------------
                                                                 Registered Investment     Pooled Investment
                                                                       Companies               Vehicles            Other Accounts
                                                                --------------------------------------------------------------------
                              Advisers/                           No. of      Assets     No. of      Assets      No. of    Assets
        Portfolio            Sub-adviser    Portfolio Manager    Accounts  ($ millions) Accounts   ($millions)  Accounts ($millions)
        ---------            -----------    -----------------    --------  -----------  --------   -----------  -------- -----------
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund          AIGGIC     James Kurtz              17        8,153         3         1,395         2        223
                                          Greg Braun               15         813          0           0           7        931
                                          Timothy Campion          19        8,659         1           5           5       1,103
                                          Michael Kelly            5          671          4          350         18       3,653
                                          Tom Reeg                 15         813          0           0           0         0
                                          Robert Simmons           2          533          4          350          8       1,381
                                          Raphael Davis            13         785          0           0          19       3,056

------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund       T. Rowe Price Larry Puglia             8        11,542         2          305         12       1,175

------------------------------------------------------------------------------------------------------------------------------------
Capital Conservation Fund      AIGGIC     Raphael Davis            13         785          0           0          19       3,056
                                          Greg Braun               15         812          0           0           7        931
                                          Tom Reeg                 15         812          0           0           0         0
                                          Robert Vanden Assem      13         785          0           0          19       3,056
                                          Richard Mercante         2          266          0           0           0         0

------------------------------------------------------------------------------------------------------------------------------------
Core Equity Fund             WM Advisors  Stephen Spencer          2         2,759         0           0           0         0

                             Wellington
                             Management   Maya Bittar              16        4,867        15         1,101        36       3,721
                                          Jeffrey Kripke           16        4,867        15         1,101        42       3,719
                                          Matthew Megargel         18        4,935        15         1,101        34       3,721
                                          Michael Rodier           7         1,744        12          964         81       4,564

------------------------------------------------------------------------------------------------------------------------------------
Government Securities Fund     AIGGIC     Raphael Davis            13         736          0           0          19       3,056
                                          Robert Vanden Assem      13         736          0           0          19       3,056

------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund           SAAMCo     Steve Neimeth            4          730          0           0           0         0

------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund        T. Rowe Price Kris Jenner              7         2,001         2          117          2         69

------------------------------------------------------------------------------------------------------------------------------------
Income & Growth Fund          American    John Schniedwind         5         6,480         0           0           0         0
                               Century    Kurt Borgwardt           4         6,228         0           0           0         0
                                          Zili Zhang               4         6,228         0           0           0         0

------------------------------------------------------------------------------------------------------------------------------------
Inflation Protected Fund       AIGGIC     Robert Vanden Assem      13         863          0           0          19       3,056

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             OTHER ACCOUNTS

                                                                                          (As of May 31, 2005)

                                                                --------------------------------------------------------------------
                                                                 Registered Investment    Pooled Investment
                                                                       Companies              Vehicles            Other Accounts
                                                                --------------------------------------------------------------------
                              Advisers/                          No. of      Assets      No. of      Assets      No. of    Assets
        Portfolio            Sub-adviser    Portfolio Manager   Accounts  ($ millions)  Accounts   ($millions)  Accounts ($millions)
        ---------            -----------    -----------------   --------  ------------  --------   -----------  -------- -----------
------------------------------------------------------------------------------------------------------------------------------------
International Equities         AIGGIC     James Kurtz              17        7,849         3         1,395         2        223
Fund                                      Lan Cai                  17        8,172         0           0           4        981
                                          Timothy Campion          19        8,382         1           5           5       1,102
                                          John Toohey              15        7,640         1           5           3        463
                                          Shinichi Haneda          0          N/A          0           0           0         0

------------------------------------------------------------------------------------------------------------------------------------
International Government       AIGGIC     Anthony King             2          134          0           0          10       1,329
Bond Fund                                 Rajeev Mittal            2          115          0           0          17       1,584

------------------------------------------------------------------------------------------------------------------------------------
International Growth I           AIM      Geoffrey Keeling         3          323          1          10          13         4
Fund                                      Robert Shoss             3          323          1          10          13         4

                              American    Michael Perelstein       10        7,763         1          44           1        169
                               Century    Keith Creveling          10        7,763         1          44           1        169

                                          David Mannheim           15        6,981         3          868         68       10,438
                                 MFS      Marcus Smith             9         5,692         0           0          22       2,260

------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund          SAAMCo     Frank Gannon             11         924          0           0           0         0

------------------------------------------------------------------------------------------------------------------------------------
Large Capital Growth Fund        AIM      Shuxin (Steve) Cao       8         2,665         1          20          154        51
                                          Matthew Dennis           4         1,776         4          115         154        51
                                          Jason Holzer             7         3,047        10         1,955        154        51
                                          Clas Olsson              5         1,803        12         2,423        154        51
                                          Barrett Sides            7         2,408         1          20          154        51

                               SAAMCo     Frank Gannon             11        1,280         0           0           0         0

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund             AIGGIC     James Kurtz              17        6,421         3         1,395         2        223
                                          Lan Cai                  17        6,744         0           0           4        981
                                          Timothy Campion          19        6,954         1           5           5       1,102
                                          John Toohey              15        6,212         1           5           3        463

------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Strategic Growth       Brazos     Michael Allocco          4          355          0           0           3         36
Fund                                      Jamie Cuellar            4          355          0           0           3         36
                                          Andre Gatien             4          355          0           0           3         36
                                          Tom Musick               4          355          0           0           3         36
                                          Eivind Olsen             4          355          0           0           3         36
                                          Wayne Willems            4          355          0           0           3         36

                                          Dennis Lynch             32       13,092         4         1,688      12,949     3,131
                             Van Kampen   David Cohen              32       13,092         4         1,688      12,949     3,131
                                          Sam Chainani             32       13,092         4         1,688      12,949     3,131
                                          Alexander Norton         0           0           0           0           0         0

------------------------------------------------------------------------------------------------------------------------------------
Money Market I Fund            SAAMCo     Brian Wiese              3         1,743         0           0           0         0

------------------------------------------------------------------------------------------------------------------------------------
Nasdaq-100(R) Index Fund       AIGGIC     James Kurtz              17        8,254         3         1,395         2        223
                                          Lan Cai                  17        8,577         0           0           4        981
                                          Timothy Campion          19        8,786         1           5           5       1,102
                                          John Toohey              15        8,044         1           5           3        463

------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund   T. Rowe Price Michael Sola             4         4,798         0           0           0         0

                             RCM Capital  Walter C. Price, Jr.     7         1,795         4          407         15         75
                                          Huachen Chen             7         1,795         4          407         15         75

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             OTHER ACCOUNTS

                                                                                          (As of May 31, 2005)

                                                                --------------------------------------------------------------------
                                                                 Registered Investment    Pooled Investment
                                                                       Companies               Vehicles            Other Accounts
                                                                --------------------------------------------------------------------
                             Advisers/                           No. of      Assets      No. of      Assets      No. of    Assets
       Portfolio            Sub-adviser     Portfolio Manager   Accounts  ($ millions)  Accounts   ($millions)  Accounts ($millions)
       ---------            -----------     -----------------   --------  -----------   --------   -----------  -------- -----------
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                American    Bill Martin              14        9,130         0           0           2        229
                               Century    Thomas Vaiana            13        8,575         0           0           2        229
                                          Wilhelmine von Turk      5         1,977         0           0           2        229

                              Franklin
                              Portfolio   Team                     22       14,127         4          663         74       13,659

                            T. Rowe Price Gregory McCrickard       7         7,260         2          254          6       1,009
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund           AIGGIC     James Kurtz              17        7,659         3         1,395         2        223
                                          Lan Cai                  17        7,982         0           0           4        981
                                          Timothy Campion          19        8,192         1           5           5       1,102
                                          John Toohey              15        7,450         1           5           3        463

------------------------------------------------------------------------------------------------------------------------------------
Social Awareness Fund          AIGGIC     Magali Azema-Barac       1          136          0           0           2        786
                                          Lan Cai                  17        8,271         0           0           4        981
                                          Timothy Campion          19        8,480         1           5           5       1,102
                                          Michael Kelly            5          465          4          350         18       3,653
                                          Robert Simmons           2          327          4          350          8       1,381

------------------------------------------------------------------------------------------------------------------------------------
Stock Index Fund               AIGGIC     James Kurtz              17        3,874         3         1,395         2        223
                                          Lan Cai                  17        4,198         0           0           4        981
                                          Timothy Campion          19        4,407         1           5           5       1,102
                                          Robert Simmons           2          724          4          350          8       1,381
                                          John Toohey              15        3,665         1           5           3        463

------------------------------------------------------------------------------------------------------------------------------------
Value Fund                   Oppenheimer  Christopher Leavy        11       $8511.2        2        $33.05         1       $58.3
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts ("Other Accounts") in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Accounts.

          o Trade Allocations. One situation where a conflict may arise between the Fund and an Other Account is in the allocation of trades among the Fund and the Other Account. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Accounts of a Sub-adviser, which has a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Trust and the Sub-advisers have adopted policies and procedures regarding the allocation of trades, which generally require that securities be allocated among the Funds and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

          o Performance Based Advisory Fees and Portfolio Manager Compensation. As discussed above, a Sub-adviser may base a Portfolio Manager's incentive compensation only on the performance of the Sub-adviser's proprietary Other Accounts and not those accounts which it serves as a sub-adviser, such as the Funds. This creates a conflict that the Portfolio Manager might focus his attention on those Other Accounts that contribute to his compensation and not on the Funds.

          o Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Funds and Other Accounts may result in portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Accounts if the Funds and Other Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Sub-advisers seek to manage such competing interest for the time and attention of the portfolio managers. For example, certain Sub-advisers may have their portfolio managers focus on a particular investment strategy or investment discipline, such as investing primarily in value-oriented equity securities of companies located outside the U.S. In such cases, portfolio holdings, position sizes, and industry and sector exposure tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

          o Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, a Sub-adviser's code of ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, there is no assurance that the Sub-advisers' codes of ethics will eliminate such conflicts.

Other than the conflicts described above, the Series Company is not aware of any material conflicts that may arise in the connection with each Sub-adviser's management of the Funds investments and such Other Accounts. We believe the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as portfolio managers and treat every Fund they sub-advise fairly and equitably over time.

COMPENSATION

         Pursuant to the Subadvisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.

         AIGGIC

         Compensation for AIGGIG portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

         SAAMCO

         SAAMCO's portfolio managers' compensation has both a salary and bonus component. The salary is a fixed annual salary, which is the same for all SunAmerica portfolio managers, and is not based on performance. The bonus components of the portfolio managers' salary are based on both the Fund's individual performance and the organizational performance of SunAmerica. The Fund's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Fund's pre-tax earnings performance relative to the one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary.

         The organizational performance component of the portfolio manager's bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.

         AIM

         AIM seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

         o BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

         o ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instance where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

               High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary determined by AIM and takes into account other subjective factors.

         o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

         o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participation employees the tax benefits of deferring the receipt of a portion of their cash compensation.

         Portfolio mangers also participate in benefit plans and programs available generally to all employees.

         AMERICAN CENTURY

         American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

         o BASE SALARY. Portfolio managers receive base pay in the form of a fixed annual salary.

         o BONUS. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a


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               combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

         With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. This is the case for the International Growth I Fund. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case of the Income & Growth Fund and the Small Cap Fund.

         A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

         A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

         Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses which also providing a link to the adviser's ability to pay.

         o RESTRICTED STOCK PLANS. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

         o DEFERRED COMPENSATION PLANS. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

         BRAZOS

         Compensation for Brazos portfolio managers is comprised of a base salary, participation in performance-based bonus plans, and employment benefits including an employer match for the 401(k) plan and a traditional pension plan. Each portfolio manager has the same base salary and participates in certain incentive-based bonus plans designed to reward the top portfolio manager(s). The first bonus plan is a plan whereby each portfolio manager receives a bonus for each product which exceeds the performance of its benchmark for the applicable quarter. In the event that a product's performance does not exceed its benchmark's performance, no bonuses are earned or paid under this plan for the applicable quarter. A second bonus plan is a stock selection bonus paid to the top four portfolio managers ranked by the performance of their stock selections over the preceding twelve months. This bonus is paid out semi-annually regardless of

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


         product performance. Each portfolio manager is currently a non-equity partner who participates in a bonus pool which size is equal to 20% of the profits of the Adviser determined on an annual basis.

         FRANKLIN PORTFOLIO

         The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the FPA Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to FPA.

         All portfolio managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

         Mellon Elective Deferred Compensation Plan

         Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon's elective deferred compensation plan.

         MFS

         Portfolio manager total cash compensation is a combination of base salary and performance bonus:

         o BASE SALARY. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

         o PERFORMANCE BONUS. Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

         The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices, with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

         The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

         Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

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

         OPPENHEIMER

         As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

         o COMPENSATION OF THE PORTFOLIO MANAGERS. The Fund's Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

               The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper Large Cap Value. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

         RCM CAPITAL

         RCM Capital operates under a merit system with compensation having the following components:

         o     Competitive salaries

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         o     Competitive bonus

         o     Profit Sharing Plan and Phantom Equity Plan

         RCM's compensation strategy begins by preparing competitive benchmarks for each professional in the firm. The overwhelming factor affecting compensation for portfolio managers and analysts is a quantitative measurement of overall performance, both individual and team, relative to peers and appropriate benchmarks on both a one and three year basis. In addition, analysts are evaluated on their ability to successfully advocate and influence portfolio manager investment decisions.

         In 2003, a new profit sharing plan was implemented at RCM that was consistent with the profit sharing arrangements agreed upon with the other Allianz Global Investors equity and fixed income platforms in the United States. In this arrangement, a significant percentage of operating income remains with the Firm. In turn, these profits are shared with key investment and business management professionals on an annual basis. The Firm has also implemented a Phantom Equity Plan. This Plan is designed to provide a long term incentive program for our current and future contributors to investment and business performance. Participation in this program is determined each year by the Firm's Management Committee. Allocations vest over a number of years.

         T. ROWE PRICE

         PORTFOLIO MANAGER COMPENSATION. Portfolio manger compensation consists primarily of a base salary, as cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

         Investment performance over one, three, five, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

         Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manger's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

         Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

         All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

         This compensation structure is used for all portfolios managed by the portfolio manager.

         VAN KAMPEN

         Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

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

     o BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     o DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include

          o    CASH BONUS;

          o MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          o INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Portfolio;

          o SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

          o VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

               o Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

               o Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

               o Contribution to the business objectives of the Investment Adviser.

               o The dollar amount of assets managed by the portfolio manager.

               o Market compensation survey research by independent third parties.

               o Other qualitative factors, such as contributions to client objectives.

               o Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management, that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

     WELLINGTON MANAGEMENT

     Conflicts of Interest between the Fund Sub-Advised by Wellington Management and Other Accounts

     Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Fund's portfolio

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

     managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made of behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

     o DESCRIPTION OF COMPENSATION. The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended May 31, 2005.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the S&P 500 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Megargel is a partner of the firm.

     WM ADVISORS

          WM Advisors, Inc. believes that its portfolio managers should be compensated primarily based on their success in helping investors achieve their goals. Portfolio managers employed by WM Advisors, Inc. receive a fixed salary as well as incentive-based compensation. Salary is based on a variety of factors, including seniority. A national survey of compensation for investment advisers is used as a reference when determining salary. The incentive-based portion of the portfolio manager' compensation is determined by an evaluation of their professional performance and investment performance. Professional performance is assessed by reference to a portfolio manager's satisfaction of goals such as those related to compliance, team contribution, and quality and intensity of research, and is inherently subjective. Investment performance is based on a comparison of the portfolio manager's investment performance with the performance of peer groups as determined by Lipper, Inc. Each portfolio manager's performance is based on the percentile rankings of the WM Funds or WM Portfolios for which the manager is primarily responsible as well as the WM Funds or WM Portfolios to whose management the manager contributes, with the performance of the primary WM Funds or WM Portfolios being weighted more heavily. Incentive compensation can be targeted up to 85% of a portfolio manager's total compensation. Twenty-five percent of the incentive-based compensation is credited to a deferred compensation account with a three-year vesting schedule. The value of this account is adjusted as though the account had been invested directly in the WM Funds or WM Portfolios to whose management the portfolio manager contributes, with the primary WM Funds or WM Portfolios being weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable WM Fund or WM Portfolio. In addition, certain portfolio managers receive an additional amount that is placed in a deferred compensation account identical to the previously described deferred compensation account except that the amount in the account vests after three years instead of one-third vesting each year. All portfolio managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.

     Although the VALIC Co. I Core Equity Fund is managed similarly to other accounts managed by WM Advisors, Inc., portfolio manager compensation is not based on the investment performance of the VALIC Company I Core Equity Fund.

OWNERSHIP OF PORTFOLIO SHARES

         As of May 31, 2005, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.


--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 2005, the portfolio turnover rate was lower than the previous year for the Growth & Income Fund due to an unusually high volume of trading. For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Small Cap Fund due to the transition of a portion of the Fund's assets to two new additional sub-advisers in June 2004, which required that a large portion of the Fund's holdings be sold.

For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Government Securities Fund due to increased opportunities in the corporate sector and the repositioning of the Fund's

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

holdings to take advantage of such opportunities. For the same period, the portfolio turnover rate was higher than the previous year for the Asset Allocation Fund due to the realignment of the equity portion of the Fund. For the same period, the portfolio turnover rate was higher than the previous year for the International Equities Fund due to the increase in cash flows into the Fund and the acquisition of numerous stocks in the Japanese market.

For the fiscal year ended May 31, 2005, the portfolio turnover rate was higher than the previous year for the Value Fund due to a change of a sub-adviser in June 2004 and the realignment of the Fund's holdings in connection therewith.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100(R) Index Fund, the Blue Chip Growth Fund, and the Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, the Growth & Income Fund, the Opportunities Fund, the Income & Growth Fund, the International Growth I Fund, the Large Cap Growth Fund, the Large Capital Growth Fund, the Mid Cap Strategic Growth Fund, the Health Sciences Fund, the Small Cap Fund and the Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.

When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund's portfolios may, however, effect certain "riskless principal transactions" in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund's portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or the Series Company with directed brokerage and research services, described below.

Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the portfolio manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.

The following chart reflects the commission recapture activity for the periods ended May 31, 2005, 2004 and 2003.

                              Fiscal Year     % of Net     Fiscal Year      % of Net       Fiscal Year       % of Net
                                 Ending        Assets         Ending         Assets          Ending           Assets
----------------------------- ------------- -------------- ------------- --------------- ---------------- ---------------
                               05/31/2005    05/31/2005     05/31/2004     05/31/2004      05/31/2003       05/31/2003
----------------------------- ------------- -------------- ------------- --------------- ---------------- ---------------
Core Equity Fund                   $65,298          0.01%       $63,017           0.01%         $273,263           0.05%
Blue Chip Growth Fund                2,522          0.01%         4,618           0.01%            5,039           0.03%
Health Sciences Fund                16,441          0.01%        29,213           0.03%           14,735           0.03%
Science & Technology Fund          142,074          0.01%       195,895           0.01%          170,767           0.02%

Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for the Series Company. The Sub-advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser's ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2005, 2004 and 2003. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.


                           2005 BROKERAGE COMMISSIONS

                                                                                                      PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF       TRANSACTIONS INVOLVING
                                              AGGREGATE       AMOUNT PAID TO   COMMISSIONS PAID TO    PAYMENTS OF COMMISSIONS
                                              BROKERAGE         AFFILIATED          AFFILIATED             TO AFFILIATED
                  FUND                        COMMISSION     BROKER-DEALERS*     BROKER-DEALERS*          BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                              $105,217                --                 0.00%                      0.00%
Blue Chip Growth Fund                                30,961                --                 0.00%                      0.00%
Capital Conservation Fund                                --                --                 0.00%                      0.00%
Core Equity Fund                                    471,960                --                 0.00%                      0.00%
Government Securities Fund                               --                --                 0.00%                      0.00%
Growth & Income Fund                                383,947                --                 0.00%                      0.00%
Health Sciences Fund                                221,488                --                 0.00%                      0.00%
Income & Growth Fund                                500,158                --                 0.00%                      0.00%
Inflation Protected Fund                                 --                --                 0.00%                      0.00%
International Equities Fund                         310,288                --                 0.00%                      0.00%
International Government Bond Fund                       25                --                 0.00%                      0.00%
International Growth I Fund                       1,070,292           $27,833                 2.60%                      2.52%
Large Cap Growth Fund                             1,412,316                --                 0.00%                      0.00%
Large Capital Growth Fund                            17,756                --                 0.00%                      0.00%
Mid Cap Index Fund                                  137,937                --                 0.00%                      0.00%
Mid Cap Strategic Growth Fund                        25,264                 5                 0.02%                      0.03%
Money Market I Fund                                      --                --                 0.00%                      0.00%
Nasdaq-100(R) Index Fund                             10,962                --                 0.00%                      0.00%
Science & Technology Fund                         2,390,216                --                 0.00%                      0.00%
Small Cap Fund                                    1,607,267                --                 0.00%                      0.00%
Small Cap Index Fund                                260,614                --                 0.00%                      0.00%
Social Awareness Fund                               462,544                --                 0.00%                      0.00%
Stock Index Fund                                     77,957                --                 0.00%                      0.00%
Value Fund                                           52,307                56                 0.11%                      0.09%

     * The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan, Morgan Stanley & Co., Inc. and Oppenheimer & Co., Inc.


                           2004 BROKERAGE COMMISSIONS

                                                                                                      PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF       TRANSACTIONS INVOLVING
                                              AGGREGATE       AMOUNT PAID TO   COMMISSIONS PAID TO    PAYMENTS OF COMMISSIONS
                                              BROKERAGE         AFFILIATED          AFFILIATED             TO AFFILIATED
                  FUND                        COMMISSION     BROKER-DEALERS*     BROKER-DEALERS*          BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                               $47,888                --                 0.00%                      0.00%
Blue Chip Growth Fund                                28,731                --                 0.00%                      0.00%
Capital Conservation Fund                                --                --                 0.00%                      0.00%
Core Equity Fund                                    477,643                --                 0.00%                      0.00%
Government Securities Fund                               --                --                 0.00%                      0.00%
Growth & Income Fund                                968,464            $1,000                 0.10%                      0.15%
Health Sciences Fund                                201,163                --                 0.00%                      0.00%

                                       69

Income & Growth Fund                                589,185                23                 0.00%                      0.01%
International Equities Fund                          80,845                --                 0.00%                      0.00%
International Government Bond Fund                       --                --                 0.00%                      0.00%
International Growth I Fund                       1,919,971           110,348                 5.75%                      4.86%
Large Cap Growth Fund                             1,942,873             6,000                 0.31%                      0.48%
Mid Cap Index Fund                                  124,388                --                 0.00%                      0.00%
Money Market I Fund                                      --                --                 0.00%                      0.00%
Nasdaq-100(R) Index Fund                             35,395                --                 0.00%                      0.00%
Science & Technology Fund                         2,554,269                --                 0.00%                      0.00%
Small Cap Fund                                    1,454,002                --                 0.00%                      0.00%
Small Cap Index Fund                                143,437                --                 0.00%                      0.00%
Social Awareness Fund                               638,505                --                 0.00%                      0.00%
Stock Index Fund                                     95,171                --                 0.00%                      0.00%
Value Fund                                           12,807                --                 0.00%                      0.00%

     * The affiliated broker-dealers that affected transactions with the indicated Funds was J.P. Morgan/Chase and Blaylock & Partners.

                           2003 BROKERAGE COMMISSIONS

                                                                                                     PERCENTAGE OF AMOUNT OF
                                                                                  PERCENTAGE OF      TRANSACTIONS INVOLVING
                                             AGGREGATE        AMOUNT PAID TO     COMMISSIONS PAID    PAYMENTS OF COMMISSIONS
                                             BROKERAGE          AFFILIATED        TO AFFILIATED           TO AFFILIATED
                  FUND                       COMMISSION      BROKER-DEALERS*     BROKER-DEALERS*         BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                              $45,549                  --               0.00%                      0.00%
Blue Chip Growth Fund                               23,870                  --               0.00%                      0.00%
Capital Conservation Fund                               --                  --               0.00%                      0.00%
Core Equity Fund                                   520,339                  --               0.00%                      0.00%
Government Securities Fund                              --                  --               0.00%                      0.00%
Growth & Income Fund                               645,480                  --               0.00%                      0.00%
Health Sciences Fund                               191,445                  --               0.00%                      0.00%
Income & Growth Fund                               681,961                $432               0.06%                      0.07%
International Equities Fund                          3,271                  --               0.00%                      0.00%
International Government Bond Fund                      --                  --               0.00%                      0.00%
International Growth I Fund                      2,207,651              93,191               4.22%                      1.53%
Large Cap Growth Fund                            1,362,504                  --               0.00%                      0.00%
Mid Cap Index Fund                                  80,282                  --               0.00%                      0.00%
Money Market I Fund                                     --                  --               0.00%                      0.00%
Nasdaq-100(R) Index Fund                            22,377                  --               0.00%                      0.00%
Science & Technology Fund                        1,993,818                  --               0.00%                      0.00%
Small Cap Fund                                   1,731,027                  --               0.00%                      0.00%
Small Cap Index Fund                                52,639                  --               0.00%                      0.00%
Social Awareness Fund                              329,894                  --               0.00%                      0.00%
Stock Index Fund                                   186,297                  --               0.00%                      0.00%
Value Fund                                          13,777                  --               0.00%                      0.00%

     * The affiliated broker-dealer that affected transactions with the indicated Funds was J.P. Morgan/Chase.

         In addition, for the fiscal year ended May 31, 2005, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' sub-advisers:

                                                   GROSS DOLLAR        DOLLAR
                                                     VALUE OF        AMOUNT OF
                                                  PURCHASE/SALES    COMMISSIONS
                                                    DIRECTED TO     DIRECTED TO
                                                     RESEARCH         RESEARCH
     PORTFOLIO                                       PROVIDERS       PROVIDERS
     -----------------------------------------------------------------------------
     Asset Allocation Fund                           $47,987,114          $39,565
     Blue Chip Growth Fund                               256,568              260
     Capital Conservation Fund                        17,557,000            2,590
     Core Equity Fund                                  8,785,865          167,228
     Government Securities Fund                       54,750,000            7,642
     Growth & Income Fund                             25,907,691           36,515
     Health Sciences Fund                                875,928            1,313
     Income & Growth Fund                                    ---              ---
     Inflation Protected Fund                                ---              ---
     International Equities Fund                             ---              ---
     International Government Bond Fund                      ---              ---
     International Growth I Fund                             ---              ---
     Large Cap Growth Fund                            15,633,446           33,560
     Large Capital Growth Fund                         8,762,849            6,658
     Mid Cap Index Fund                                      ---              ---
     Mid Cap Strategic Growth Fund                     8,560,189           16,090
     Money Market I Fund                                     ---              ---
     Nasdaq-100(R) Index Fund                                ---              ---
     Science & Technology Fund                        32,990,451           71,069
     Small Cap Fund                                   31,232,608           56,768
     Small Cap Index Fund                                    ---              ---
     Social Awareness Fund                           402,273,105          415,917
     Stock Index Fund                                        ---              ---
     Value Fund                                          128.657            7,620


The following table sets forth the value of Funds' holdings of securities of the Series Company's regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2005.

FUND                             BROKER DEALER                             (000'S)           DEBT OR EQUITY
Asset Allocation                 Bear Stearns Cos., Inc.                    $130                 Equity
                                 Citigroup, Inc.                           2,946                 Equity
                                 Goldman Sachs Group, Inc.                  636                  Equity
                                 JP Morgan Chase & Co.                     1,655                 Equity
                                 Lehman Brothers Holdings, Inc.             223                  Equity
                                 Merrill Lynch & Co., Inc.                  743                  Equity
                                 Morgan Stanley Co., Inc.                   464                  Equity
                                 State Street Bank & Trust Co.               44                  Equity

                                 Citigroup, Inc.                            288                   Debt
                                 Credit Suisse First Boston Corp.           114                   Debt
                                 JP Morgan Chase & Co.                      237                   Debt
                                 Merrill Lynch & Co., Inc.                  140                   Debt
                                 Morgan Stanley Co., Inc.                   280                   Debt
                                 State Street Bank & Trust Co.             8,304                  Debt

Blue Chip                        State Street Bank & Trust Co.              850                  Equity
                                 Citigroup, Inc.                           1,672                 Equity
                                 Goldman Sachs Group, Inc.                  400                  Equity
                                 Merrill Lynch & Co., Inc.                  456                  Equity
                                 Morgan Stanley Co., Inc.                   147                  Equity
                                 Legg Mason, Inc.                           534                  Equity

Capital Conservation             Bear Stearns Cos., Inc.                    264                   Debt
                                 Citigroup, Inc.                            385                   Debt
                                 Credit Suisse First Boston Corp.           145                   Debt
                                 JP Morgan Chase & Co.                      350                   Debt
                                 Merrill Lynch & Co., Inc.                  177                   Debt
                                 State Street Bank & Trust Co.             3,073                  Debt

Core Equity                      Citigroup, Inc.                           14,516                Equity
                                 JP Morgan Chase & Co.                     6,828                 Equity
                                 Merrill Lynch & Co., Inc.                 4,246                 Equity
                                 State Street Bank & Trust Co.             2,520                 Equity
                                 State Street Bank & Trust Co.             9,101                  Debt

Government Securities            State Street Bank & Trust Co.             1,368                  Debt

Growth & Income                  Citigroup, Inc.                           6,138                 Equity
                                 Goldman Sachs Group, Inc.                 1,658                 Equity
                                 JP Morgan Chase & Co.                     2,574                 Equity
                                 State Street Bank & Trust Co.             2,551                  Debt

Health Sciences                  Morgan Stanley Co., Inc.                   835                  Equity

Income & Growth                  JP Morgan Chase & Co.                      439                  Equity

Inflation Protected              Morgan Stanley Co., Inc.                   152                   Debt
                                 Lehman Brothers Holdings, Inc.             155                   Debt
                                 State Street Bank & Trust Co.             1,517                  Debt

International Equities           UBS AG                                    4,092                 Equity
                                 Deutsche Bank AG                          1,877                 Equity
                                 State Street Bank & Trust Co.             19,819                 Debt

International Government         Citigroup Global Markets, Inc.            1,401                  Debt
Bond                             HSBC Finance Corp.                         404                   Debt
                                 State Street Bank & Trust Co.             5,102                  Debt

International Growth I           UBS Securities, LLC                       4,234                 Equity
                                 State Street Bank & Trust Co.             13,650                 Debt

Large Cap Growth                 Citigroup, Inc.                           3,910                 Equity
                                 Goldman Sachs Group, Inc.                 3,920                 Equity
                                 Merrill Lynch & Co., Inc.                 4,883                 Equity

Large Capital Growth             Bear Stearns Cos., Inc.                     45                  Equity
                                 Citigroup, Inc.                             52                  Equity
                                 Goldman Sachs Group, Inc.                  124                  Equity
                                 Lehman Brothers Holdings, Inc.              75                  Equity
                                 Merrill Lynch & Co., Inc.                   71                  Equity
                                 State Street Bank & Trust Co.               97                   Debt

Mid Cap Index                    State Street Bank & Trust Co.             9,367                  Debt


Mid Cap Strategic Growth         State Street Bank & Trust Co.              884                   Debt

Money Market I                   ABN AMRO                                  5,000                  Debt
                                 Bear Stearns Cos., Inc.                   9,992                  Debt
                                 Deutsche Bank Securities, Inc.            6,000                  Debt
                                 Goldman Sachs & Co.                       7,000                  Debt
                                 Merrill Lynch & Co., Inc.                 4,989                  Debt
                                 State Street Bank & Trust Co.              473                   Debt
                                 UBS Finance, Inc.                         10,000                 Debt
                                 UBS Warburg, LLC                          6,000                  Debt

Nasdaq-100 Index                 State Street Bank & Trust Co.             2,395                  Debt

Small Cap                        Investment Technology Group, Inc.         1,354                 Equity
                                 State Street Bank & Trust Co.             1,425                  Debt

Small Cap Index                  State Street Bank & Trust Co.             5,134                  Debt

Social Awareness                 Bank of America Corp.                     10,742                Equity
                                 Citigroup, Inc.                           12,763                Equity
                                 JP Morgan Chase & Co.                     7,339                 Equity
                                 Merrill Lynch & Co., Inc.                  261                  Equity
                                 Morgan Stanley Co., Inc.                   554                  Equity
                                 State Street Bank & Trust Co.             2,726                  Debt

Stock Index                      Bear Stearns Cos., Inc.                   4,576                 Equity
                                 Citigroup, Inc.                          100,222                Equity
                                 Goldman Sachs Group, Inc.                 17,774                Equity
                                 JP Morgan Chase & Co.                     51,723                Equity
                                 Lehman Brothers Holdings, Inc.            10,354                Equity
                                 Merrill Lynch & Co., Inc.                 20,559                Equity
                                 Morgan Stanley Co., Inc.                  22,179                Equity
                                 State Street Bank & Trust Co.             6,518                 Equity
                                 Wachovia Corp.                            32,759                Equity
                                 State Street Bank & Trust Co.             7,489                  Debt

Value                            Citigroup, Inc.                           1,157                 Equity
                                 Lehman Brothers Holdings, Inc.             458                  Equity
                                 State Street Bank & Trust Co.              851                   Debt

Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser's opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.


--------------------------------------------------------------------------------
                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

Shares of the Funds are sold in a continuous offering. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.


--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

         Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

         Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

         As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

         Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.

         Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

         Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate..

         Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at a Fund's total assets.

         Each Fund's liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Series Company; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.


--------------------------------------------------------------------------------
                          ACCOUNTING AND TAX TREATMENT
--------------------------------------------------------------------------------

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE CODE

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Code. A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

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

PASSIVE FOREIGN INVESTMENT COMPANIES

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus certain interest change, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marketing to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

SECTION 817(h) OF THE CODE

The Funds each intend to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS

The Series Company has an authorized capitalization of 22.5 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 24 classes comprising 750 million to 1 billion shares each. Each of the 24 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.

Each outstanding share has one vote on all matters that shareholders vote on. Contract or Plan participants vote on these matters indirectly by voting their units or IRA owners vote their units directly. The way participants vote their units depends on their Contract or Plan. See "Voting Rights" in your Contract prospectus or Plan document for a discussion of the manner in which shares of the Fund are voted. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

The Series Company will assist in shareholder communications.

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At May 31, 2005, VALIC Separate Account A, American International Group Annuity Insurance Company ("AIGAIC"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

                                                             VALIC            AIGAIC      AGL
               Asset Allocation Fund                              99.97%      --           *
               Blue Chip Growth Fund                              99.73%      --           *
               Capital Conservation Fund                         100.00%      --           --
               Core Equity Fund                                  100.00%      --           --
               Government Securities Fund                         88.80%      11.20%       --
               Growth & Income Fund                               93.14%       6.86%       --
               Health Sciences Fund                               99.96%      --           --


                                                             VALIC            AIGAIC      AGL
               Income & Growth Fund                               99.98%      --           --
               Inflation Protected Fund                          100.00%      --           --
               International Equities Fund                        98.63%      *            *
               International Government Bond Fund                100.00%      --           --
               International Growth I Fund                       100.00%      --           --
               Large Cap Growth Fund                             100.00%      --           --
               Large Capital Growth Fund                         100.00%
               Mid Cap Index Fund                                 98.43%      --           *
               Mid Cap Strategic Growth Fund                     100.00%
               Money Market I Fund                                83.19%      *            15.74%
               Nasdaq-100(R) Index Fund                           95.03%      --           *
               Science & Technology Fund                          99.74%      *            *
               Small Cap Fund                                    100.00%      --           --
               Small Cap Index Fund                               99.11%      --           *
               Social Awareness Fund                             100.00%      --           --
               Stock Index Fund                                   94.79%      *            *
               Value Fund                                        100.00%      --           --

                *Less than 5% ownership.

As of May 31, 2005, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility

The Series Company has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of the Series Company and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.

The Series Company has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of each Fund according to the Fund's policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Series Company's policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, a Fund may request guidance or a recommendation from the portfolio manager or other appropriate personnel of VALIC and/or the sub-adviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

Examples of a Fund's Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund's voting positions on specific matters:

     o    Vote with management recommendations on most corporate matters;

     o Vote with management recommendations on proposals to increase or decrease authorized common stock;

     o Vote against the authorization of preferred stock if the company's board has unlimited rights to set the terms and conditions of the shares;

     o Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

     o Vote on a case-by-case basis regarding finance, merger and acquisition matters;

     o    Vote against most shareholder proposals;

     o Abstain from voting on social responsibility or environmental matters, unless the Fund's objective is directly related to the social or environmental matter in question;(1) and

     o Not vote proxies for index funds/portfolios and passively managed funds.(2)

Conflicts of Interest

Senior management of the Series Company and VALIC, including members of the proxy voting committee and legal and compliance personnel, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Series Company's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third-party.

However, if a situation arises where a vote presents a conflict between the interests of a Fund's shareholders and the interests of VALIC, or one of VALIC's affiliates, and the conflict is known to the Fund, senior management of the Series Company and VALIC may be consulted to evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

----------
(1) In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

(2) Management has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund/portfolio retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund/portfolio will make a determination to retain or sell a security based on whether the index retains or deletes the security.

PROXY VOTING RECORDS

IRRC maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Directors of the Series Company has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, the Series Company does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

The Series Company makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of the Series Company's fiscal quarter.

In addition, the Series Company generally makes publicly available on a periodic basis information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Series Company's website, marketing communications (including printed advertising and sales literature), and/or the Series Company's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Series Company's legal department. The Series Company and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. The Series Company's chief compliance officer and/or the Adviser's legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Series Company and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

The Series Company's chief compliance officer and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds' participants and the Funds' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds' operation or useful to the Funds' participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of the Series Company, the Board reviews a report disclosing third parties to whom the Funds' portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, the Series Company routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. The Series Company does not receive any compensation or other consideration from these arrangements for the release of the Funds' portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds' holdings: (1) Ernst & Young, LLP, Independent Registered Public Accountants; (2) IRRC, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer,
(7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, Board of Director materials; and (9) Fluent Technologies, marketing materials. Ernst & Young is provided with entire portfolio holdings information during periods in which it assists in the preparation of shareholder reports and regulatory filings, and does not publicly disclose this information. IRRC receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds' portfolio holdings information and does not publicly disclose this information. Plexus Group receives portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 15 days of each month end and makes certain information available approximately 60 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes certain information available between five and 30 days after its receipt. RR Donnelley has access to our information approximately 30 days after the Funds' fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds' release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information.

CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE

INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400(R) Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500(R) Index or S&P Mid Cap 400(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR S&P MID CAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100(R) Index, and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas, 77010, to serve as independent registered public accounting firm of the Series Company.

--------------------------------------------------------------------------------
                        MANAGEMENT OF THE SERIES COMPANY
--------------------------------------------------------------------------------

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of the Series Company are elected by the Directors. Each officer holds office until the qualification and election of his or her successor.


INDEPENDENT
DIRECTORS

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                                                                   IN FUND
                           POSITIONS      DATE                                     COMPLEX
     NAME, ADDRESS AND        HELD       SERVICE       PRINCIPAL OCCUPATION (s)  OVERSEEN BY     OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH       WITH FUND(1)   BEGAN          DURING PAST 5 YEARS    DIRECTOR(2)           BY DIRECTOR(3)
----------------------------------------------------------------------------------------------------------------------------
DR. JUDITH L. CRAVEN         Director    August,      Retired Administrator.      79           Director, A.G. Belo
2929 Allen Parkway                       1998                                                  Corporation, a media
Houston, Texas 77019                                                                           company (1992-Present);
10/06/45                                                                                       Director SYSCO Corporation,
                                                                                               a food marketing and
                                                                                               distribution company
                                                                                               (1996-Present); Director,
                                                                                               Luby's, Inc., a restaurant
                                                                                               chain (1998-Present;
                                                                                               Director, University of
                                                                                               Texas Board of Regents
                                                                                               (2001-Present).
----------------------------------------------------------------------------------------------------------------------------
WILLIAM F. DEVIN             Director    October,     Retired.                    79           Member, Board of Governors,
Chairman, July 2005                      2001                                                  Boston Stock Exchange
2929 Allen Parkway                                                                             (1985-Present).
Houston, Texas 77019
12/30/38
----------------------------------------------------------------------------------------------------------------------------
DR. TIMOTHY J. EBNER         Director    August,      Professor and Head,         39           N/A
2929 Allen Parkway                       1998         Department of
Houston, Texas 77019                                  Neuroscience, and
07/15/49                                              Visscher Chair of
                                                      Physiology, University of
                                                      Minnesota
                                                      (1999-Present).
                                                      Formerly, Director,
                                                      Graduate Program in
                                                      Neuroscience, University
                                                      of Minnesota (1995-1999);
                                                      Professor of
                                                      Neurosurgery, University
                                                      of Minnesota (1980-1999).
----------------------------------------------------------------------------------------------------------------------------
JUDGE GUSTAVO E. GONZALES,   Director    August,      Retired                     39           N/A
JR.                                      1998
2929 Allen Parkway
Houston, Texas 77019
07/27/40
----------------------------------------------------------------------------------------------------------------------------


----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement discussed below.

(2) The "Fund Complex" consists of all registered investment companies for which VALIC or an affiliated person of VALIC serves as investment adviser or business manager. The "Fund Complex" includes the Series Company (24 funds), VALIC Company II (15 funds), AIG Series Trust, Inc. (4 funds), SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (32 portfolios), and Season Series Trust (24 portfolios).

(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.


                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                    IN FUND
                            POSITIONS      DATE                                     COMPLEX
     NAME, ADDRESS AND         HELD       SERVICE      PRINCIPAL OCCUPATION (s)   OVERSEEN BY    OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH        WITH FUND(1)   BEGAN         DURING PAST 5 YEARS      DIRECTOR(2)           BY DIRECTOR(3)
---------------------------------------------------------------------------------------------------------------------------
DR. NORMAN HACKERMAN         Director    1984         President Emeritus, Rice    39           chairman, Scientific
2929 Allen Parkway                                    University, Houston,                     Advisory Board for The
Houston, Texas 77019                                  Texas (1985-Present).                    Robert A. Welch Foundation
03/02/12                                                                                       (1983-Present).
---------------------------------------------------------------------------------------------------------------------------
DR. JOHN W. LANCASTER        Director    1984         Pastor Emeritus and         39           N/A
2929 Allen Parkway                                    Director of Planned
Houston, Texas 77019                                  Giving, First
12/15/23                                              Presbyterian Church,
                                                      Houston, Texas
                                                      (1997-Present).
---------------------------------------------------------------------------------------------------------------------------
KENNETH J. LAVERY            Director    October,     Vice President of           39           Director, Board of
2929 Allen Parkway                       2001         Massachusetts Capital                    Overseers, Newton Wellesley
Houston, Texas 77019                                  Resources Company                        Hospital (1996-Present).
12/30/49                                              (1982-Present).
---------------------------------------------------------------------------------------------------------------------------
BEN H. LOVE                  Director    1993         Retired.                    39           N/A
2929 Allen Parkway
Houston, Texas 77019
09/26/30
---------------------------------------------------------------------------------------------------------------------------
DR. JOHN E. MAUPIN, JR.      Director    August,      President, Meharry          39           Director, Monarch Dental
2929 Allen Parkway                       1998         Medical College,                         Corporation (1997-Present);
Houston, Texas 77019                                  Nashville, Tennessee                     Director, Pinnacle
10/28/46                                              (1994-Present).                          Financial Partners, Inc.
                                                                                               (2000-Present).
---------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                    IN FUND
                             POSITIONS      DATE                                    COMPLEX
NAME, ADDRESS AND              HELD       SERVICE       PRINCIPAL OCCUPATION (s)  OVERSEEN BY     OTHER DIRECTORSHIPS HELD
DATE OF BIRTH               WITH FUND(1)   BEGAN         DURING PAST 5 YEARS      DIRECTOR(2)          BY DIRECTOR(3)
---------------------------------------------------------------------------------------------------------------------------
PETER A. HARBECK             Director    October,     President, CEO and          88              N/A
The SunAmerica Center                    2001         Director, SAAMCo
733 Third Avenue                                      (1995-Present); Director,
New York, New York 10017                              AIG SunAmerica Capital
01/23/54                                              Services, Inc. ("SACS")
                                                      (August 1993-Present),
                                                      President and CEO, AIG
                                                      Advisor Group, Inc. (June
                                                      2004-Present).
---------------------------------------------------------------------------------------------------------------------------

OFFICERS


                                                                                   NUMBER OF
                                                                                  PORTFOLIOS
                                                                                    IN FUND
                             POSITIONS      DATE                                    COMPLEX
     NAME, ADDRESS AND          HELD       SERVICE     PRINCIPAL OCCUPATION (s)    OVERSEEN BY   OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH         WITH FUND      BEGAN        DURING PAST 5 YEARS      DIRECTOR(2)         BY DIRECTOR(3)
----------------------------------------------------------------------------------------------------------------------------
EVELYN M. CURRAN             President   October,     President and Principal     N/A          N/A
2919 Allen Parkway           and         2002         Executive Officer, VC I
Houston, Texas 77019         Principal                and VALIC Company II ("VC
06/04/65                     Executive                II") (2002-Present);
                             Officer                  Senior Vice President,
                                                      Variable Products and
                                                      Funds VALIC
                                                      (2001-Present); Vice
                                                      President, Series Company
                                                      and VC II (2001-2002).
                                                      Formerly, Vice President,
                                                      American General Fund
                                                      Group (1999-Present).
                                                      Senior Attorney, American
                                                      General Corporation
                                                      (1997-1999).
----------------------------------------------------------------------------------------------------------------------------
NORI L. GABERT               Vice        October,     Vice President and Deputy   N/A          N/A
2929 Allen Parkway           President   2000         General Counsel, SAAMCo
Houston, TX 77019            and                      (2001-Present); Vice
08/15/53                     Secretary                President and Assistant
                                                      Secretary, Seasons Series
                                                      Trust (2001-Present); Vice
                                                      President, Series Company
                                                      and VC II (1998-Present);
                                                      Secretary, VC I and VC II
                                                      (2000-Present); Formerly,
                                                      Associate General Counsel,
                                                      American General
                                                      Corporation, (1997-2001);
                                                      Assistant Secretary, VC I
                                                      and VC II (1998-2000).
----------------------------------------------------------------------------------------------------------------------------
DONNA M. HANDEL              Vice        October,     Vice President and          N/A          N/A
The SunAmerica Center        President   2001         Assistant Treasurer, VC I
733 Third Avenue             and                      and VC II (2001-Present);
New York, New York 10017     Assistant                Vice President
06/25/66                     Treasurer                (2001-Present),
                                                      Treasurer (2002-Present)
                                                      and Assistant Treasurer
                                                      (1999-2002), Seasons
                                                      Series Trust; Vice
                                                      President, SAAMCo
                                                      (1996-Present); Vice
                                                      President (2000-Present),
                                                      Treasurer (2002-Present)
                                                      and Assistant Treasurer
                                                      (1996-2002), SunAmerica
                                                      Equity Funds, SunAmerica
                                                      Income Funds and
                                                      SunAmerica Money Market
                                                      Funds, Inc., Anchor
                                                      Series Trust, SunAmerica
                                                      Focused Series, Inc.;
                                                      Treasurer, AIG Series
                                                      Trust, Inc.
                                                      (2004-Present).
----------------------------------------------------------------------------------------------------------------------------


                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                                                                    IN FUND
                             POSITIONS      DATE                                    COMPLEX
     NAME, ADDRESS AND          HELD       SERVICE     PRINCIPAL OCCUPATION (s)    OVERSEEN BY   OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH         WITH FUND      BEGAN        DURING PAST 5 YEARS      DIRECTOR(2)          BY DIRECTOR(3)
----------------------------------------------------------------------------------------------------------------------------
GREGORY R.  KINGSTON         Treasurer   October,     Treasurer and Principal     N/A          N/A
2919 Allen Parkway           and         2002         Financial Officer, VC I
Houston, Texas 77019         Principal                and VC II
01/18/66                     Financial                (2002-Present);Vice
                             Officer                  President and Assistant
                                                      Treasurer, Seasons Series
                                                      Trust (2001-Present);
                                                      Treasurer, VC I and VC II
                                                      (2000-Present). Formerly,
                                                      Vice President, American
                                                      General Investment
                                                      Management, L.P.
                                                      (1999-2001); Assistant
                                                      Treasurer, First
                                                      Investors Management Co.
                                                      (1994-1999).
----------------------------------------------------------------------------------------------------------------------------
JOHN PACKS                   Vice        October,     Vice President and Senior   N/A          N/A
99 High Street               President   2001         Investment Officer, VC I
Boston, Massachusetts 02110  and                      and VC II (2001-Present);
12/09/55                     Senior                   Senior Investment
                             Investment               Officer, VALIC
                             Officer                  (2001-Present).
                                                      Formerly, Senior Vice
                                                      President-Investment
                                                      Research, American General
                                                      Fund Group (2000-2001);
                                                      Principal, Cypress Holding
                                                      Company (1995-2000).
----------------------------------------------------------------------------------------------------------------------------

Independent Directors receive an annual retainer of $31,500, and a meeting fee of $4,075 for each Board meeting and $2,000 for each special Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $500 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,000 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $250 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $500 for each Committee Meeting chaired not held in conjunction with a Board Meeting.

The Series Company has an Audit Committee on which each of the Independent Directors serves with Dr. Lancaster as chairman. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended May 31, 2005, the Audit Committee held four meetings. The Series Company has a Governance Committee which consists of all Independent Directors with Mr. Love as chairman. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. The Series Company does not have a standing compensation committee. During the fiscal year ended May 31, 2005, the Governance Committee held five meetings. The Series Company has a Compliance and Ethics Committee comprised of Ms. Craven, Mr. Lavery, Judge Gonzales and Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as wells as any material compliance matters arising under Rule 38a-1 policies and procedures approved by the Board of Directors. The Series Company has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Hackerman, Mr. Lavery, Judge Gonzales and Dr. Maupin, which reviews brokerage issues but does not meet on a formal basis.

The Independent Directors are reimbursed for certain out-of-pocket expenses by the Series Company. The Directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2005.

DIRECTOR OWNERSHIP OF SHARES

The following table shows the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND(1)                       DIRECTOR IN FAMILY(2)
---------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                                      $0                                    $0
William F. Devin                                           0                                     0
Dr. Timothy J. Ebner                                       0                                     0
Judge Gustavo E. Gonzales, Jr.                             0                                     0
Dr. Norman Hackerman                                       0                                     0
Dr. John W. Lancaster                                      0                                     0
Kenneth J. Lavery                                          0                                     0
Ben H. Love                                                0                                     0
Dr. John E. Maupin, Jr.                                    0                                     0

------------------------

(1) Includes the value of shares beneficially owned by each Director in the Series Company as of May 31, 2005.
(2)  Includes the Series Company (24 series) and VC II (15 series).

INTERESTED DIRECTORS

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     INVESTMENT COMPANIES OVERSEEN BY
           NAME OF DIRECTOR                            THE FUND                          DIRECTOR IN FAMILY
---------------------------------------------------------------------------------------------------------------------
Paige T. Davis                                             0                                     0
Peter A. Harbeck                                           0                                     0

As of May 31, 2005, no Independent Directors nor any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF INDEPENDENT DIRECTORS

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2005. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

                               COMPENSATION TABLE
                         FISCAL YEAR ENDED MAY 31, 2005

        NAME OF DIRECTOR              AGGREGATE COMPENSATION      PENSION OR RETIREMENT       TOTAL COMPENSATION FROM
                                       FROM SERIES COMPANY      BENEFITS ACCRUED AS PART       FUND COMPLEX PAID TO
                                                                 OF FUND EXPENSES (1)(2)           DIRECTORS (2)
---------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                                $55,187                     $148,967                      $92,690
William Devin                                        55,187                      153,167                       81,470
Dr. Timothy Ebner(3)                                 46,527                       66,725                      109,401
Judge Gustavo E. Gonzales(3)                         49,252                       70,650                       78,978
Dr. Norman Hackerman                                 54,725                       78,500                       79,679
Dr. John W. Lancaster                                56,572                       80,500                      100,733
Kenneth J. Lavery                                    50,183                       71,350                       89,757
Ben H. Love                                          56,341                       80,250                      132,591
Dr. John E. Maupin, Jr.                              55,650                       79,500                       54,335

(1) All current Directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2005, are as follows: Drs. Hackerman, Lancaster and Mr. Love - 10 or greater; Drs. Craven, Ebner, Maupin and Judge Gonzales - approximately 7 years; Messrs. Devin and Lavery - approximately 4 years.

(2) Includes VC I, VC II, SunAmerica Series Trust, Seasons Series Trust, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, AIG Series Trust and SunAmerica Money Market Funds.

(3) Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2005, the current value of the deferred compensation is $40,851 and $25,688 for Dr. Ebner and Mr. Gonzales, respectively.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Deferred Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

The Series Company also offers Independent Directors a retirement plan ("Retirement Plan") with benefits based upon the director's years of service and compensation at the time of retirement. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Benefits vested under the Retirement Plan are payable for a ten-year period. Additional years of service will not increase benefits. Estimated benefits are shown below.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                         YEARS OF SERVICE AT RETIREMENT

 COMPENSATION AT       5 YEARS                                                                           10 OR MORE
   RETIREMENT         AND UNDER         6 YEARS         7 YEARS          8 YEARS          9 YEARS          YEARS

     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000
     $70,000           $35,000          $42,000         $49,000          $56,000          $63,000         $70,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                                    APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C -- The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L -- The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

* Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR -- Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     o    Leading market positions in well established industries

     o    High rates of return on funds employed

     o Conservative capitalization structures with moderate reliance on debt and ample asset protection

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation

     o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance;
(iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor's Commercial Paper Ratings.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

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A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

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